UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Stock Funds

Annual Report for the Period Ended September 30, 2010

>  Columbia Asset Allocation Fund

>  Columbia Large Cap Growth Fund

>  Columbia Disciplined Value Fund

>  Columbia Contrarian Core Fund

>  Columbia Small Cap Core Fund

Not FDIC insured • No bank guarantee • May lose value

Table of Contents

Economic Update	1

Columbia Asset Allocation Fund	3

Columbia Large Cap Growth Fund	8

Columbia Disciplined Value Fund	13

Columbia Contrarian Core Fund	18

Columbia Small Cap Core Fund	23

Investment Portfolios	28

Financial Statements	67

Report of Independent Registered Public Accounting Firm	135

Federal Income Tax Information	136

Fund Governance	137

Board Consideration and Approval of Advisory Agreements	142

Summary of Management Fee Evaluation by Independent Fee Consultant	147

Important Information About This Report	153

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation's largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe's largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city's financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments' beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy—an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

>  A singular focus on our shareholders

Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

>  First-class research and thought leadership

We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

>  A disciplined investment approach

We aren't distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don't consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Economic Update – Stock Funds

Although it has been more than a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Economic growth, as measured by gross domestic product, was a solid 5.0% in the last quarter of 2009. However, it was 3.7% in the first quarter of 2010 and only 1.7% in the second quarter. Expectations are for continued lackluster growth through the end of the year, as government incentive programs have ended and stimulus spending winds down. Even so, it appears to be unlikely that the U.S. economy will sink back into recession, as many key indicators remain positive.

Consumer spending on cars, clothing and other goods increased throughout the year although the pace of increased spending was small. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply during the summer. Consumers surveyed in the final months of the reporting period indicated they were concerned about business conditions and job prospects and generally apprehensive about the future.

The housing market—another bellwether for the consumer sector—showed a glimmer of improvement in the final months of the period. Although both new and existing home sales fell during the summer after a federal tax credit for new and repeat homebuyers expired, sales of existing homes picked up in August. Sales of new homes were flat in August 2010 and the inventory of new homes for sale fell to a 42-year low. Pending home sales, a forward-looking indicator, rose in both July 2010 and August 2010. The latest data points to rising sales in the months ahead. Distressed properties continued to pressure prices. The national median price of existing homes rose slightly over the one-year period, while the national median price of new homes declined slightly. The inventory of unsold new homes declined sharply at the end of the period.

News on the job front was mostly positive for the period, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. Private sector job growth was disappointing given the stage of economic recovery. Nevertheless, private sector payroll employment trended modestly higher through the end of the period, and news of massive layoffs declined.

Reports from the business side of the economy were generally positive. A key measure of the nation's manufacturing situation—the Institute for Supply Management's Index—trended higher for 14 consecutive months before dipping downward in September. Industrial production moved higher, as did the amount of manufacturing capacity utilized—a key measure of the health of the manufacturing sector.

Stock rally regains its footing

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. But during the early summer months, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on

Summary

For the 12-month period that ended September 30, 2010

■   The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer correction. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets, as measured by the MSCI EAFE Index.

S&P Index	MSCI Emerging Markets Index

■   Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

Economic Update (continued) – Stock Funds

the economy, and some of the stock market's earlier gains vanished. Then, in September, investors reversed course and bid stocks sharply higher. The S&P 500 Index1 returned 10.16% for the 12-month period. Outside the United States, stock market returns were mixed. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 3.27% (in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)3 returned 20.22% (in U.S. dollars) for the 12-month period.

Bonds delivered solid returns

As the economy strengthened, bonds also delivered solid returns. The Barclays Capital Aggregate Bond Index4 returned 8.16%. The high-yield bond market outpaced stocks by a sizeable margin during the period. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 16.19%. The Treasury market was also positive. As the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell over the 12-month period (Bond prices and yields move in opposite directions), the Barclays Capital U.S. Treasury Index6 returned 7.32%. Despite positive economic activity, the Federal Reserve Board kept a key short-term interest rate—the federal funds rate—close to zero.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

2The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization Index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI Emerging Markets Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

4The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

5The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

6The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia Asset Allocation Fund

Summary

■  For the 12-month period that ended September 30, 2010, the fund's Class A shares returned 8.36% without sales charge.

■  The fund's return trailed the 9.26% average return of the funds in its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds Classification.1

■  A slight underweight in equities overall, coupled with disappointing results from overseas and large-cap value stocks as well as commodity-related investments, hampered relative results.

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the fund since 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Ms. Bahuguna was associated with the fund's previous advisor or its predecessors since 2002.

Kent M. Bergene has co-managed the fund since May 2010 and has been associated with the advisor or its predecessors since 1981.

David M. Joy has co-managed the fund since May 2010 and has been associated with the advisor or its predecessors since 2003.

Colin Moore has co-managed the fund since February 2008 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Moore was associated with the fund's previous advisor or its predecessors since 2002.

Kent M. Peterson, PhD has co-managed the fund since 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Peterson was associated with the fund's previous advisor or its predecessors since 2006.

Marie M. Schofield, CFA has co-managed the fund since February 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Ms. Schofield was associated with the fund's previous advisor or its predecessors since 1990.

Effective as of May 1, 2010 Kent M. Bergene and David M. Joy became co-managers of the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectuses, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks.

3The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/10

+8.36%

Class A shares (without sales charge)

+10.16%

S&P 500 Index[2]

+8.16%

Barclays Capital Aggregate Bond Index[3]

Performance Information – Columbia Asset Allocation Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/00 – 09/30/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 10/01/00 – 09/30/10 ($)

Sales charge	without	with
Class A	11,341	10,687
Class B	10,538	10,538
Class C	10,538	10,538
Class T	11,299	10,647
Class Z	11,677	n/a

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/18/02		12/30/91		12/30/91
Sales charge	without	with	without	with	without	with	without	with	without
1-year	8.36	2.12	7.56	2.56	7.56	6.56	8.39	2.15	8.67
5-year	2.71	1.50	1.93	1.62	1.93	1.93	2.65	1.44	3.04
10-year	1.27	0.67	0.53	0.53	0.53	0.53	1.23	0.63	1.56

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any fee waivers or expense reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Asset Allocation Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes.

Understanding Your Expenses – Columbia Asset Allocation Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

04/01/10 – 09/30/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.00	1,019.05	6.06	6.07	1.20
Class B	1,000.00	1,000.00	1,012.90	1,015.29	9.84	9.85	1.95
Class C	1,000.00	1,000.00	1,012.20	1,015.29	9.84	9.85	1.95
Class T	1,000.00	1,000.00	1,016.50	1,018.80	6.32	6.33	1.25
Class Z	1,000.00	1,000.00	1,017.90	1,020.31	4.81	4.81	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Asset Allocation Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/10 ($)

Class A	13.39
Class B	13.38
Class C	13.38
Class T	13.40
Class Z	13.45

Distributions declared per share

10/01/09 – 09/30/10 ($)

Class A	0.27
Class B	0.17
Class C	0.17
Class T	0.26
Class Z	0.30

Top 5 equity sectors

as of 09/30/10 (%)

Financials	9.3
Information Technology	9.0
Energy	7.1
Industrials	7.0
Consumer Discretionary	6.5

The Fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended September 30, 2010, the fund's Class A shares returned 8.36% without sales charge. The average return of the fund's peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds Classification, was 9.26%. The fund came out behind its equity benchmark, the S&P 500 Index, which returned 10.16%, but outperformed its fixed-income benchmark, the Barclays Capital Aggregate Bond Index, which returned 8.16%. At period end, approximately 56% of the fund's assets were invested in equities, 41% in bonds and cash and 3% in energy/natural resources securities. Allocations to, and investments in, weaker-performing equity sectors, including large-cap value stocks, overseas developed markets and energy/natural resources, hampered results.

Volatility—and a renewed market rally—in second half

Stocks rallied during the first six months of the reporting period, as businesses started spending to restock depleted inventories and government stimulus measures transferred money to unemployed workers. Starting in April, however, the stock market became much more volatile, as investors worried about the impact of the European sovereign debt crisis, the prospect of U.S. government stimulus programs coming to an end and the fragile state of the economic recovery. Stocks then rebounded sharply in September, buoyed by indications from the Federal Reserve that it would intervene to help the economy and by prospects of a shift in Congressional leadership in November elections. Bond markets benefited as interest rates stayed low, Treasury yields fell and risk-averse investors shifted into fixed-income assets. Returns on high-yield bonds were particularly strong, benefiting from investor enthusiasm for yield and a low projected default rate.

Gains from mid-cap growth and fixed-income stocks

Among the fund's strongest performers were the fund's mid-cap growth stocks, which nicely outpaced the 18.27% gain of the Russell Mid Cap Growth Index, and the fund's small-cap value stocks, which edged out the 11.84% return of the Russell 2000 Value Index. However, both allocations were relatively modest. The investment-grade portfolio, approximately 34% of assets, also did quite well, outdistancing its benchmark, the Barclays Capital Aggregate Bond Index. A 4% stake in high-yield bonds and even smaller position in Treasury Inflation Protected securities (TIPs) further aided results, as both sectors outpaced the Barclays Index.

Disappointing results from large-cap and overseas portfolios

The fund's stake in large-cap value stocks, about 18% of net assets, hindered performance because the sector, as measured by the Russell 1000 Value index, lagged the S&P 500 Index. In addition, returns from the fund's large-cap value holdings lagged that of the Russell benchmark. Developed overseas markets were an additional detractor from results. We trimmed the fund's already modest stake in this sector because of concerns related to the European sovereign debt crisis. This move proved helpful, as many global markets came out behind the U.S market. The fund's overseas

Portfolio Manager's Report (continued) – Columbia Asset Allocation Fund holdings, however, lagged their benchmark, the MSCI EAFE Index (Net), which gained only 3.27%. A small allocation to the energy and natural resources sector further hampered performance, as the S&P Goldman Sachs Commodity Index trailed the broader market by a sizable margin. Underperformance from investments in this sector further detracted from relative results.

Positioned for slow economic growth

By period end, economic data was confirming a loss of momentum in growth. However, we do not think we'll see the double-dip recession that many market observers have feared. Going forward, we plan to continue to favor equities, most likely increasing exposure to domestic stocks and lowering exposure to international developed markets. On the domestic side, we think higher-quality stocks that pay dividends offer particularly attractive opportunities. Within the fixed-income market, we believe much of the returns will come from income rather than price appreciation. In keeping with our outlook, we increased the fund's stakes in both investment-grade bonds and large-cap stocks.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investments in high-yield bonds (commonly known as "junk" bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Top 10 equity holdings

as of 09/30/10 (%)

Chevron Corp.	1.1
Apple, Inc.	0.9
Occidental Petroleum Corp.	0.7
JPMorgan Chase & Co.	0.6
Google, Inc., Class A	0.6
Target Corp.	0.6
International Business Machines Corp.	0.6
Philip Morris International, Inc.	0.6
Halliburton Co.	0.6
Wells Fargo & Co.	0.5

Portfolio structure

as of 09/30/10 (%)

Common Stocks	55.7
Corporate Fixed-Income Bonds & Notes	14.1
Mortgage-Backed Securities	9.9
Government & Agency Obligations	8.0
Commercial Mortgage-Backed Securities	5.1
Collateralized Mortgage Obligations	1.4
Asset-Backed Securities	0.7
Convertible Preferred Stocks	0.4
Convertible Bonds	0.1
Preferred Stock	0.1
Purchased Call Options	0.0	*
Investment Company	0.1
Short-Term Obligation	3.9
Other Assets & Liabilities, Net	0.5

*Rounds to less than 0.01%.

The Fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/10

+10.48%

Class A shares (without sales charge)

+12.65%

Russell 1000 Growth Index

Morningstar Style BoxTM

The Morningstar Style Box(TM) is based on the Fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Summary

■  For the 12-month period that ended September 30, 2010, the fund's Class A shares returned 10.48% without sales charge.

■  The fund trailed its benchmark, the Russell 1000 Growth Index1, but came out slightly ahead of the average return of the funds in its peer group, the Lipper Large-Cap Growth Funds Classification.2

■  Disappointing stock selection in the financials and materials sectors resulted in underperformance relative to the benchmark.

Portfolio Management

John T. Wilson, CFA, lead manager, has co-managed the fund since August 2005 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Wilson was associated with the fund's previous advisor or its predecessors since 2005.

Peter R. Deininger, CFA, CAIA, has co-managed the fund since May 2010 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Deininger was associated with the fund's previous advisor or its predecessors since 2002.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectuses, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

2Lipper, Inc. a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia Large Cap Growth Fund

Performance of a $10,000 investment 10/01/00 – 09/30/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 10/01/00 – 09/30/10 ($)

Sales charge	without	with
Class A	7,862	7,410
Class B	7,273	7,273
Class C	7,273	7,273
Class E	7,830	7,478
Class F	7,270	7,270
Class I	n/a	n/a
Class R	n/a	n/a
Class T	7,779	7,330
Class W	n/a	n/a
Class Y	8,068	n/a
Class Z	8,048	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		E		F
Inception	11/01/98		11/01/98		11/18/02		09/22/06		09/22/06
Sales charge	without	with	without	with	without	with	without	with	without	with
1-year	10.48	4.11	9.65	4.65	9.65	8.65	10.41	5.46	9.66	4.66
5-year	1.41	0.21	0.65	0.28	0.63	0.63	1.33	0.40	0.64	0.27
10-year/Life	–2.38	–2.95	–3.13	–3.13	–3.13	–3.13	–2.42	–2.86	–3.14	–3.14

Average annual total return as of 09/30/10 (%)

Share class	I	R	T		W	Y	Z
Inception	09/27/10	09/27/10	12/14/90		09/27/10	07/15/09	12/14/90
Sales charge	without	without	without	with	without	without	without
1-year	n/a	n/a	10.40	4.04	n/a	11.01	10.74
5-year	n/a	n/a	1.35	0.16	n/a	1.71	1.66
10-year/Life	–0.19	–0.19	–2.48	–3.06	–0.19	–2.12	–2.15

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, 4.50% for Class E shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B and Class F shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class W shares are sold at net asset value with a distribution (12b-1) fee. Class R, Class I, Class W, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Equity Growth Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. Class E and Class F share performance information includes returns of Class A shares (for Class E shares) and Class B shares (for Class F shares) for the period from November 18, 2002 through September 21, 2006, and the returns of Prime A shares (for Class E shares) and Prime B shares (for Class F shares) for periods prior thereto. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. The returns for Class Y shares include the returns for Class Z shares for the period from November 18, 2002 until July 15, 2009, and Trust shares of the Predecessor Fund for periods prior thereto. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. Class Y shares were initially offered on July 15, 2009. Class I, Class R and Class W shares were initially offered by the fund on September 27, 2010.

Understanding Your Expenses – Columbia Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/10 – 09/30/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	997.60		1,019.50	5.56		5.62	1.11
Class B	1,000.00	1,000.00	994.20		1,015.74	9.30		9.40	1.86
Class C	1,000.00	1,000.00	993.70		1,015.74	9.30		9.40	1.86
Class E	1,000.00	1,000.00	997.10		1,019.00	6.06		6.12	1.21
Class F	1,000.00	1,000.00	993.70		1,015.74	9.30		9.40	1.86
Class I	1,000.00	1,000.00	998.10	*	1,022.06	0.05	*	3.04	0.60
Class R	1,000.00	1,000.00	998.10	*	1,019.00	0.10	*	6.12	1.21
Class T	1,000.00	1,000.00	997.10		1,019.25	5.81		5.87	1.16
Class W	1,000.00	1,000.00	998.10	*	1,020.26	0.08	*	4.86	0.96
Class Y	1,000.00	1,000.00	1,000.00		1,021.86	3.21		3.24	0.64
Class Z	1,000.00	1,000.00	998.60		1,020.76	4.31		4.36	0.86

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through September 30, 2010. Class I, Class R and Class W commenced operations on September 27, 2010.

Portfolio Manager's Report – Columbia Large Cap Growth Fund

For the 12-month period that ended September 30, 2010, the fund's Class A shares returned 10.48% without sales charge. The fund's benchmark, the Russell 1000 Growth Index, gained 12.65%. However, the fund came out slightly ahead of the 10.19% average return of the funds in its peer group, the Lipper Large-Cap Growth Funds Classification. Stock selection, particularly in the financials and materials sectors, caused the fund to lag the benchmark. Given the slow rate of U.S. economic growth, we have positioned the fund to focus more on companies with strong global exposure and the ability to increase market share organically. Within the large-cap sector, growth stocks beat their value peers by a sizable margin. Large-cap stock returns, however, lagged those for small- and mid-cap stocks.

Biggest boosts from technology, health care and energy

The fund picked up ground versus the benchmark from investments in the information technology, health care and energy sectors. In technology, Akamai and Apple (0.7% and 4.9% of net assets, respectively) were standouts. Akamai, a software company whose products help accelerate web content delivery, experienced increased demand driven by growing Internet usage of online videos that require substantial bandwidth. Apple rallied sharply, thanks to the successful launch of its new iPad tablet computer and a positive reception for an updated version of its iPhone.

Top contributors from the health care sector included Edwards LifeSciences and Alexion Pharmaceuticals (0.6% and 0.6% of net assets, respectively). Medical device manufacturer Edwards climbed after introducing a new heart valve product that uses breakthrough technology, while Alexion, which develops products to treat immune system disorders and cancers, gained from strong sales of a drug it makes called Soliris, which fights chronic destruction of red blood cells.

Within energy, the biggest boost came from the fund's exposure to coal producers. Among them was Alpha Natural Resources, which benefited from stronger-than-expected earnings, driven in part by a rebound in global steel as well as by a surge in China's metallurgic coal imports. We locked in profits and sold the position. In addition, an underweight in Exxon Mobil (1.5% of net assets), a large index component, proved helpful. Like most oil exploration and production companies, Exxon came under pressure in the wake of the Gulf oil disaster, as investors worried about the long-term outlook for offshore deep-water drilling.

Disappointments in financials and materials

Although they are a small percentage of the portfolio, financial stocks impeded results relative to the benchmark. Detractors included IntercontinentalExchange and Morgan Stanley (1.3% and 0.9% of net assets, respectively). IntercontinentalExchange, a financial clearinghouse, declined as futures trading volumes slowed. Morgan Stanley, an investment bank, was hampered by a slowdown in mergers and acquisition activity for much of the period, as well as by a decline in trading volumes. In the materials

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/10 ($)

Class A	20.64
Class B	18.97
Class C	18.98
Class E	20.60
Class F	18.96
Class I	21.14
Class R	20.64
Class T	20.49
Class W	20.64
Class Y	21.14
Class Z	21.12

Distributions declared per share

10/01/09 – 09/30/10 ($)

Class A	0.09
Class E	0.08
Class T	0.08
Class Y	0.16
Class Z	0.13

Portfolio Manager's Report (continued) – Columbia Large Cap Growth Fund

Top 5 sectors

as of 09/30/10 (%)

Information Technology	32.9
Consumer Discretionary	13.7
Industrials	13.0
Health Care	12.1
Consumer Staples	8.7

Top 10 holdings

as of 09/30/10 (%)

Apple, Inc.	4.9
Google, Inc., Class A	3.3
Oracle Corp.	2.6
EMC Corp.	2.1
Cisco Systems, Inc.	2.1
International Business Machines Corp.	1.9
QUALCOMM, Inc.	1.8
Philip Morris International, Inc.	1.7
Amazon.com, Inc.	1.6
Wal-Mart Stores, Inc.	1.6

The Fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

sector, Allegheny Technologies (0.8% of net assets), which manufactures stainless steel and other specialty steels, sank because of lower near-term demand. We continue to believe that the long-term outlook for the company is still strong and continue to hold Allegheny stock.

Looking ahead

In an environment of continued slow economic growth, we expect the best performance to come from companies that can increase earnings at a faster pace than the market overall. Typically, when the economy is slow, companies have a harder time raising prices, which can lead to fears of deflation and compressed profit margins. Our goal is to find companies with products and services that are still in high demand, enabling them to increase earnings even in a difficult economic environment. Going forward, we plan to continue to emphasize stocks of companies that we believe have strong business prospects, including revenues and earnings potential, as well as reasonable stock valuations and competitive franchises.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Fund Profile – Columbia Disciplined Value Fund

Summary

■  For the 12-month period that ended September 30, 2010, the fund's Class A shares returned 7.36% without sales charge.

■  The fund underperformed its benchmark, the Russell 1000 Value Index1, but outperformed the average return of the funds in its peer group, the Lipper Large-Cap Value Funds Classification.2

■  The fund's disciplined approach, with an emphasis on quality and valuation, detracted from relative returns as optimistic investors turned to lower-quality, more volatile stocks. Consumer discretionary, information technology and industrials holdings also hurt the fund's relative returns.

Portfolio Management

Brian Condon, CFA has managed the fund since 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Condon was associated with the fund's previous advisor or its predecessors since 1999.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectuses, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/10

+7.36%

Class A shares (without sales charge)

+8.90%

Russell 1000 Value Index

Morningstar Style BoxTM

The Morningstar Style Box(TM) is based on the Fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Performance Information – Columbia Disciplined Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/00 – 09/30/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 10/01/00 – 09/30/10 ($)

Sales charge	without	with
Class A	11,128	10,490
Class B	10,300	10,300
Class C	10,265	10,265
Class T	11,066	10,431
Class Z	11,443	n/a

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		09/01/88		09/01/88
Sales charge	without	with	without	with	without	with	without	with	without
1-year	7.36	1.19	6.51	1.51	6.42	5.42	7.30	1.14	7.63
5-year	–0.27	–1.44	–0.98	–1.27	–1.02	–1.02	–0.32	–1.49	–0.01
10-year	1.07	0.48	0.30	0.30	0.26	0.26	1.02	0.42	1.36

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Equity Value Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses were reflected, the returns shown for Class B and Class C shares for periods prior to November 25, 2002 would have been lower.

Understanding Your Expenses – Columbia Disciplined Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

04/01/10 – 09/30/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	986.20	1,018.80	6.22	6.33	1.25
Class B	1,000.00	1,000.00	982.40	1,015.04	9.94	10.10	2.00
Class C	1,000.00	1,000.00	982.30	1,015.04	9.94	10.10	2.00
Class T	1,000.00	1,000.00	985.90	1,018.55	6.47	6.58	1.30
Class Z	1,000.00	1,000.00	987.80	1,020.05	4.98	5.06	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Disciplined Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/10 ($)

Class A	10.09
Class B	9.50
Class C	9.46
Class T	10.09
Class Z	10.36

Distributions declared per share

10/01/09 – 09/30/10 ($)

Class A	0.13
Class B	0.05
Class C	0.05
Class T	0.12
Class Z	0.15

Top 5 sectors

as of 09/30/10 (%)

Financials	27.8
Health Care	13.5
Energy	11.4
Consumer Staples	10.4
Industrials	9.3

Top 10 holdings

as of 09/30/10 (%)

Chevron Corp.	4.2
JPMorgan Chase & Co.	3.9
General Electric Co.	3.7
Citigroup, Inc.	3.0
Microsoft Corp.	2.6
Verizon Communications, Inc.	2.6
UnitedHealth Group, Inc.	2.5
Wal-Mart Stores, Inc.	2.3
Philip Morris International, Inc.	2.3
Apache Corp.	2.3

The Fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended September 30, 2010, the fund's Class A shares returned 7.36% without sales charge. The fund underperformed its benchmark, the Russell 1000 Value Index, which returned 8.90%. However, its return was higher than the 7.05% average return of the funds in its peer group, the Lipper Large-Cap Value Funds Classification. The fund's disciplined approach, with an emphasis on quality and valuation, detracted from relative returns as optimistic investors turned to lower quality, more volatile stocks. An uncertain economic environment also proved challenging for holdings in the consumer discretionary, information technology and industrials sectors. Relative positive performance from materials, financials, consumer staples, energy and health care holdings helped boost the fund's return.

Consumer, technology and industrials detracted from returns

The consumer discretionary sector continued to reel from weak consumer spending. Disappointments in the sector included luxury retailer Tiffany's, which experienced a sales decline and higher production costs. Likewise, QVC shopping channel owner Liberty Media Interactive disappointed. We sold both positions. In the information technology sector, management issues at Hewlett-Packard (1.2% of net assets) caused the stock to underperform. While the shake-up at the top was unsettling, we remain confident of the firm's prospects. An overweight in Microsoft (2.7% of net assets) also detracted from returns, but we remain positive on the stock, which, like Hewlett-Packard, continues to score well in our stock selection methodology. Our bias towards higher-quality stocks hurt most in the industrials sector where the fund was underexposed to some of the best performers during the period due to our stock selection methodology. In addition, poor results from R.R. Donnelley (1.5% of net assets), along with Harsco and KBR, which we subsequently sold, also detracted.

A range of sectors helped performance

Holdings in the materials sector had the fund's highest total return during the period, as these companies provided the raw materials necessary for a resurgence of post-crisis economic activity and in the wake of reflationary efforts by the world's central banks. Among the beneficiaries of renewed industrial demand was Eastman Chemical (1.2% of net assets), which posted record profits, albeit on lower sales than in pre-recession times. Increased sales also boosted specialty-chemical makers Cabot and Lubrizol (0.5% and 0.7% of net assets, respectively).

Improving financial markets and lower interest rates helped several of the fund's financial holdings gain ground. Shares of leading U.S. insurer Genworth Financial rose as its balance sheet recovered. We sold Genworth shares into strength. An improved balance sheet also helped boost retail real estate investment trust Simon Property Group (1.2% of net assets), which announced a planned acquisition of Prime Outlets. Student loan originator and servicer SLM, formerly Sallie Mae, (0.8% of net assets) also contributed positive results. During the period, consumer staples holdings provided a safe harbor when market risk was perceived to be high. Philip Morris

Portfolio Manager's Report (continued) – Columbia Disciplined Value Fund

International (2.3% of net assets) and Altria Group (1.0% of net assets) were among the beneficiaries of investor risk aversion.

The energy and health care sectors also produced solid returns. Overweights in both Chevron and ConocoPhillips (4.2% and 2.0% of net assets, respectively) were rewarded as both stocks outperformed the sector and the overall benchmark return. Endo Pharmaceuticals and UnitedHealth Group (0.9% and 2.5% of net assets, respectively) were both big winners in a sector characterized by much uncertainty during the period. The fund was overweight in both health care names.

Consistent approach in a challenging market environment

A low-quality stock rally that began after the market bottomed in early 2009 continued into 2010. Midway through the period, the global markets were roiled by a debt crisis that affected several European countries. As a result of the uneven market conditions, investors swung between concern about reduced economic growth prospects and euphoria over stronger-than-expected macroeconomic results. Against this backdrop, we continued to seek stocks with catalysts that have the potential to result in improved performance down the road. Our disciplined approach to stock selection emphasizes quality indicators and strict valuation metrics rather than short-term, market-led factors. We remain committed to our approach.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

Fund Profile – Columbia Contrarian Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/10

+7.75%

Class A shares (without sales charge)

+10.75%

Russell 1000 Index

Morningstar Style BoxTM

The Morningstar Style Box(TM) is based on the Fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

© 2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Summary

■  For the 12-month period that ended September 30, 2010, the fund's Class A shares returned 7.75% without sales charge.

■  The fund underperformed its benchmark, the Russell 1000 Index1, and performed essentially in line with the average return of the funds in its peer group, the Lipper Large-Cap Core Funds Classification.2

■  Several of the fund's investments, notably in the financial sector, were hit disproportionately hard when the equity markets were weak during the early summer.

Portfolio Management

Guy W. Pope, CFA has managed the fund since March 2005 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Pope was associated with the fund's previous advisor or its predecessors since 1993.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectuses, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia Contrarian Core Fund

Performance of a $10,000 investment 10/01/00 – 09/30/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 10/01/00 – 09/30/10 ($)

Sales charge	without	with
Class A	11,759	11,085
Class B	10,895	10,895
Class C	10,912	10,912
Class I	n/a	n/a
Class R	n/a	n/a
Class T	11,666	10,997
Class W	n/a	n/a
Class Z	12,052	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of 09/30/10 (%)

Share Class	A		B		C		I	R	T		W	Z
Inception	11/01/98		11/01/98		12/09/02		09/27/10	09/27/10	02/12/93		09/27/10	12/14/92
Sales charge	without	with	without	with	without	with	without	without	without	with	without	without
1-year	7.75	1.53	6.90	1.90	6.98	5.98	n/a	n/a	7.68	1.50	n/a	7.93
5-year	3.55	2.33	2.76	2.44	2.78	2.78	n/a	n/a	3.48	2.27	n/a	3.79
10-year/Life	1.63	1.04	0.86	0.86	0.88	0.88	–0.08	–0.08	1.55	0.95	–0.08	1.88

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class W shares are sold at net asset value with a distribution (12b-1) fee. Class I, Class R, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Growth & Income Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to December 9, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to December 9, 2002 would be lower for Class A, Class B and Class C shares.

Class I, Class R and Class W shares were initially offered by the Fund on September 27, 2010.

Understanding Your Expenses – Columbia Contrarian Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/09 – 09/30/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	967.80		1,019.10	5.87		6.02	1.19
Class B	1,000.00	1,000.00	964.00		1,015.34	9.55		9.80	1.94
Class C	1,000.00	1,000.00	964.10		1,015.34	9.55		9.80	1.94
Class I	1,000.00	1,000.00	999.20	*	1,020.81	0.07	*	4.31	0.85
Class R	1,000.00	1,000.00	999.20	*	1,017.85	0.12	*	7.28	1.44
Class T	1,000.00	1,000.00	966.80		1,018.85	6.11		6.28	1.24
Class W	1,000.00	1,000.00	999.20	*	1,019.10	0.10	*	6.02	1.19
Class Z	1,000.00	1,000.00	968.70		1,020.36	4.64		4.76	0.94

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through September 30, 2010. Class I, Class R and Class W commenced operations on September 27, 2010.

Portfolio Manager's Report – Columbia Contrarian Core Fund

For the 12-month period that ended September 30, 2010, the fund's Class A shares returned 7.75% without sales charge. The fund's benchmark, the Russell 1000 Index, returned 10.75%, and the average return of the funds in its peer group, the Lipper Large-Cap Core Funds Classification, was 7.93% for the same period. The fund's underperformance versus its benchmark can be traced to disappointing results from its financial and health care investments, as well as to a series of one-time events that hurt performance during the second quarter of 2010.

Stock selection and sector allocations detracted from returns

Although the fund trailed its peer group by only a thin margin for the 12-month period, it underperformed its benchmark by three percentage points on the basis of a combination of adverse stock selection and asset allocation decisions. In the consumer discretionary sector, video-game retailer GameStop (0.5% of net assets) was hurt by the maturation of the video-game cycle as well as by competition from online gaming and large discount retailers. In health care, Baxter International (0.7% of net assets) experienced pricing pressure in its main biologic product lines, and the stock sold off sharply during the spring, as earnings estimates were revised downward. Within the financial sector, Goldman Sachs (2.6% of net assets) declined sharply amidst an SEC investigation, and the sector was hurt more generally by the uncertainty of the economic recovery, margin pressure resulting from a prolonged period of low interest rates and the theoretical impact of financial reform. Within this difficult environment, JPMorgan Chase and State Street (2.5% and 1.5% of net assets, respectively) disappointed.

Rail industry and technology shares boosted performance

On the positive side of the ledger, Union Pacific (1.9% of net assets) enjoyed an increase in rail traffic, as the economy recovered and the rail industry as a group was able to retain its pricing power. In the technology sector, semiconductor manufacturer Atmel (1.3% of net assets) was up strongly, as it completed its restructuring program and also experienced a surge of orders for its maXTouch technology used in cell phones and tablets. Apple (3.7% of net assets) continued to enjoy success from its new product introductions, notably the iPad and iPhone4.

Looking ahead

During the course of the past year, the portfolio trended toward higher capitalization stocks, based on opportunities uncovered by our bottom-up investment style. As a result, the quality of the portfolio has improved and we are better positioned to withstand any market volatility. That said, we are anticipating a slow-growth recovery rather than the double-dip recession that some market observers have been predicting. Our current research focus is to identify companies that have the potential to prosper in a low-growth environment. Although the past twelve months were a disappointment

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/10 ($)

Class A	12.61
Class B	11.78
Class C	11.80
Class I	12.69
Class R	12.61
Class T	12.51
Class W	12.61
Class Z	12.68

Distributions declared per share

10/01/09 – 09/30/10 ($)

Class A	0.06
Class T	0.05
Class Z	0.08

Top 5 sectors

as of 09/30/10 (%)

Information Technology	21.6
Financials	16.0
Energy	14.1
Industrials	12.2
Health Care	11.0

Top 10 holdings

as of 09/30/10 (%)

Apple, Inc.	3.7
Philip Morris International, Inc.	3.1
Exxon Mobil Corp.	3.0
Goldman Sachs Group, Inc.	2.7
International Business Machines Corp.	2.6
JPMorgan Chase & Co.	2.5
Abbott Laboratories	2.5
Chevron Corp.	2.5
Google, Inc., Class A	2.4
Target Corp.	2.1

The Fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Portfolio Manager's Report (continued) – Columbia Contrarian Core Fund relative to our performance track record of the prior several years, we continue to believe that a disciplined contrarian style can be harnessed for superior long-term performance.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Fund Profile – Columbia Small Cap Core Fund

Summary

■  For the 12-month period that ended September 30, 2010, the fund's Class A shares returned 15.11% without sales charge.

■  The fund outperformed its benchmarks, the Russell 2000 Index1 and the S&P SmallCap 600 Composite Index,2 and also the average return of the funds in its peer group, the Lipper Small-Cap Core Funds Classification.3

■  Strong stock selection, especially in the financials and health care sectors, was the biggest driver of performance relative to the benchmark.

Portfolio Management

Richard G. D'Auteuil, lead manager, has co-managed the fund since 2005 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. D'Auteuil was associated with the fund's previous advisor or its predecessors since 1993.

Jeffrey Hershey, CFA has co-managed the fund since August 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Hershey was associated with the fund's previous advisor or its predecessors since 2009.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectuses, as supplemented, for more information regarding the change in investment advisor and certain other changes.

1The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

2The Standard & Poor's (S&P) SmallCap 600 Composite Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/10

+15.11%

Class A shares (without sales charge)

+13.35%

Russell 2000 Index

+14.22%

S&P SmallCap 600 Composite Index

Morningstar Style BoxTM

The Morningstar Style Box(TM) is based on the Fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Performance Information – Columbia Small Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 10/01/00 – 09/30/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 10/01/00 – 09/30/10 ($)

Sales charge	without	with
Class A	21,998	20,736
Class B	20,338	20,338
Class C	20,361	20,361
Class I	n/a	n/a
Class T	21,817	20,560
Class W	n/a	n/a
Class Z	22,596	n/a

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		I	T		W	Z
Inception	11/01/98		11/01/98		11/18/02		09/27/10	02/12/93		09/27/10	12/14/92
Sales charge	without	with	without	with	without	with	without	without	with	without	without
1-year	15.11	8.46	14.20	9.20	14.29	13.29	n/a	15.01	8.44	n/a	15.33
5-year	2.98	1.77	2.20	1.96	2.21	2.21	n/a	2.92	1.71	n/a	3.23
10-year/Life	8.20	7.57	7.36	7.36	7.37	7.37	2.39	8.11	7.47	2.38	8.49

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class W shares are sold at net asset value with a distribution (12b-1) fee. Class I, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B shares), Retail A shares (for Class C and Class T shares) and Trust shares (for Class Z shares) of Galaxy Small Cap Value Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. Class I and Class W shares were initially offered by the Fund on September 27, 2010.

Understanding Your Expenses – Columbia Small Cap Core Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

04/01/09 – 09/30/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,019.90		1,018.50	6.63		6.63	1.31
Class B	1,000.00	1,000.00	1,015.40		1,014.74	10.41		10.40	2.06
Class C	1,000.00	1,000.00	1,016.20		1,014.74	10.41		10.40	2.06
Class I	1,000.00	1,000.00	1,023.90	*	1,020.56	0.07	*	4.56	0.90
Class T	1,000.00	1,000.00	1,019.50		1,018.25	6.89		6.88	1.36
Class W	1,000.00	1,000.00	1,023.80	*	1,018.35	0.11	*	6.78	1.34
Class Z	1,000.00	1,000.00	1,020.90		1,019.75	5.37		5.37	1.06

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period September 27, 2010 through September 30, 2010. Class I and Class W commenced operations on September 27, 2010.

Portfolio Manager's Report – Columbia Small Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/10 ($)

Class A	13.33
Class B	11.90
Class C	11.92
Class I	13.69
Class T	13.10
Class W	13.32
Class Z	13.69

Top 5 sectors

as of 09/30/10 (%)

Information Technology	26.0
Industrials	21.3
Health Care	14.5
Financials	12.6
Consumer Discretionary	10.4

Top 10 holdings

as of 09/30/10 (%)

Benchmark Electronics, Inc.	2.4
Progress Software Corp.	2.0
Air Methods Corp.	1.8
Res-Care, Inc.	1.7
Keithley Instruments, Inc.	1.5
Greif, Inc., Class A	1.3
Plexus Corp.	1.3
Digital River, Inc.	1.1
H.B. Fuller Co.	1.1
EMCOR Group, Inc.	1.1

The Fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended September 30, 2010, the fund's Class A shares returned 15.11% without sales charge. The fund's return was higher than the returns of its benchmarks, the Russell 2000 Index and the S&P SmallCap 600 Composite Index, which returned 13.35% and 14.22%, respectively. The fund also outpaced the average return of the funds in its peer group, the Lipper Small-Cap Core Funds Classification, which was 13.19%. Strong stock selection was the biggest contributor to outperformance, but sector allocations also helped.

Positive year for small-cap stocks

The market was volatile during the past year, rallying sharply when investors focused on earnings and sinking when legislative proposals and economic data came to the forefront. Most of the past year's gains came in September, after the Federal Reserve indicated its commitment to keeping the economic recovery on track. In this environment, small-cap stocks outpaced large-cap stocks, picking up added ground from low interest rates and increased merger-and-acquisition activity. Within the small-cap sector, the best absolute returns came from materials, consumer discretionary, technology and utilities stocks.

Biggest contributions from financials and health care

The biggest gains relative to the benchmark came from stocks we selected in the financials and health care sectors. In financials, the fund had no real home runs, but benefited from a lot of singles. Among them was Dupont Fabros Technology (0.6% of net assets), a real estate investment trust (REIT) that leases out space in data centers. The company profited from strong and growing demand for data storage and a shortage of data centers. In the health care sector, Valeant Pharmaceuticals International, a Canadian specialty pharmaceutical company, rallied sharply, as management helped the business grow organically and through a merger that pushed it to mid-cap size. We took profits and sold the stock. Air Methods (1.9% of net assets), an emergency rescue helicopter company, also climbed nicely, buoyed by improved earnings as well as news that a private competitor had been acquired at a handsome premium.

Buyouts boosted fund results in technology

During the first nine months of 2010, roughly 10% of the companies in the portfolio announced that they were being acquired or were in the process of negotiating an acquisition. The fund benefited from several buyouts that came in well above the trading price of the stock. They included Keithley Instruments (1.5% of net assets), a company that makes measurement instruments for testing. The company was the beneficiary of a pickup in business and recent cost reductions. Days before the period's end, it was bought out at a premium of roughly 75%. Other technology standouts included Cirrus Logic (0.5% of net assets), which makes semiconductors that improve audio clarity in the highly popular Apple iPhones, as well as in other mobile phones and audio equipment.

Portfolio Manager's Report (continued) – Columbia Small Cap Core Fund

Disappointing stock selection in materials

The one sector that was a significant detractor from relative results was materials. Spartech (0.6% of net assets), which makes specialty and commodity plastics, declined after reporting weaker than expected earnings and a management change. Metals USA (0.7% of net assets), a metals service center, suffered from mediocre results as metals pricing was weaker-than-expected following the company's initial public offering. Consumer discretionary and utilities holdings also trimmed relative results.

Outlook and positioning

We believe that stock valuations still look attractive, which was confirmed by an uptick in insider buying during August and September. We also think business is better than news reports indicate, despite continued economic and electoral uncertainty. Finally, we expect to see more of a stock picker's market going forward, with investors rewarding companies that demonstrate strong earnings growth and punishing those with more uncertain outlooks. Over the period, we eliminated some very small holdings in the portfolio, ending with about 180 names. Going forward, our focus will remain on companies with good earnings growth over time, attractive stock valuations and catalysts, such as a new product or new management.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small- and mid-cap companies may pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

Investment Portfolio – Columbia Asset Allocation Fund

September 30, 2010

Common Stocks – 55.7%
	Shares	Value ($)
Consumer Discretionary – 6.5%
Auto Components – 0.5%
Autoliv, Inc.	7,600	496,508
BorgWarner, Inc. (a)	3,080	162,070
Cooper Tire & Rubber Co.	6,480	127,202
Dana Holding Corp. (a)	8,200	101,024
EXEDY Corp.	1,700	51,177
Lear Corp. (a)	430	33,940
Auto Components Total		971,921
Automobiles – 0.3%
Ford Motor Co. (a)	24,700	302,328
Harley-Davidson, Inc.	2,000	56,880
Nissan Motor Co., Ltd.	25,000	218,968
Automobiles Total		578,176
Distributors – 0.2%
Genuine Parts Co.	8,700	387,933
Distributors Total		387,933
Diversified Consumer Services – 0.1%
Capella Education Co. (a)	470	36,481
DeVry, Inc.	720	35,431
Grand Canyon Education, Inc. (a)	4,007	87,874
New Oriental Education & Technology Group, ADR (a)	420	40,984
Regis Corp.	1,080	20,660
Diversified Consumer Services Total		221,430
Hotels, Restaurants & Leisure – 1.2%
Bally Technologies, Inc. (a)	795	27,785
Benihana, Inc., Class A (a)	2,092	15,878
BJ's Restaurants, Inc. (a)	1,675	47,168
Bob Evans Farms, Inc.	760	21,333
California Pizza Kitchen, Inc. (a)	1,155	19,704
Carnival Corp.	8,900	340,069
CEC Entertainment, Inc. (a)	457	15,689
Chipotle Mexican Grill, Inc. (a)	290	49,880
Ctrip.com International Ltd., ADR (a)	1,360	64,940
Home Inns & Hotels Management, Inc., ADR (a)	720	35,597
International Game Technology	2,174	31,414
Jack in the Box, Inc. (a)	610	13,078
Las Vegas Sands Corp. (a)	11,830	412,276
McDonald's Corp.	8,170	608,747
OPAP SA	5,794	91,460
Panera Bread Co., Class A (a)	460	40,761
Red Robin Gourmet Burgers, Inc. (a)	690	13,531
Royal Caribbean Cruises Ltd. (a)	3,230	101,842
Starbucks Corp.	12,550	321,029

	Shares	Value ($)
Starwood Hotels & Resorts Worldwide, Inc.	4,917	258,388
WMS Industries, Inc. (a)	1,250	47,588
Hotels, Restaurants & Leisure Total		2,578,157
Household Durables – 0.4%
American Greetings Corp., Class A	790	14,686
Arnest One Corp.	11,800	130,057
Cavco Industries, Inc. (a)	482	17,308
CSS Industries, Inc.	799	13,815
D.R. Horton, Inc.	5,400	60,048
Forbo Holding AG	100	54,967
Foster Electric Co., Ltd.	6,300	159,717
SEB SA	1,715	147,312
Stanley Black & Decker, Inc.	1,125	68,940
Tempur-Pedic International, Inc. (a)	5,425	168,175
Whirlpool Corp.	480	38,861
Household Durables Total		873,886
Internet & Catalog Retail – 0.4%
Amazon.com, Inc. (a)	3,825	600,754
Liberty Media Corp., Interactive, Series A (a)	2,400	32,904
NetFlix, Inc. (a)	230	37,297
priceline.com, Inc. (a)	250	87,085
Shutterfly, Inc. (a)	1,088	28,277
Internet & Catalog Retail Total		786,317
Leisure Equipment & Products – 0.1%
Altek Corp.	46,928	69,839
Hasbro, Inc.	1,100	48,961
Jakks Pacific, Inc. (a)	1,230	21,697
Mattel, Inc.	1,400	32,844
Polaris Industries, Inc.	435	28,318
Leisure Equipment & Products Total		201,659
Media – 0.4%
CBS Corp., Class B	5,670	89,926
DISH Network Corp., Class A	2,200	42,152
Gannett Co., Inc.	1,072	13,111
Imax Corp. (a)	1,900	32,034
Knology, Inc. (a)	1,362	18,292
Lamar Advertising Co., Class A (a)	1,180	37,548
McGraw-Hill Companies, Inc.	1,930	63,806
Scholastic Corp.	710	19,752
Time Warner Cable, Inc.	1,450	78,285
Viacom, Inc., Class B	10,600	383,614
Media Total		778,520
Multiline Retail – 0.9%
Big Lots, Inc. (a)	1,460	48,545
Gordmans Stores, Inc. (a)	2,337	26,992
Kohl's Corp. (a)	6,000	316,080

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
Nordstrom, Inc.	9,570	356,004
Target Corp.	23,400	1,250,496
Multiline Retail Total		1,998,117
Specialty Retail – 1.4%
Advance Auto Parts, Inc.	1,210	71,003
America's Car-Mart, Inc. (a)	645	16,241
CarMax, Inc. (a)	1,220	33,989
Christopher & Banks Corp.	2,080	16,453
Dick's Sporting Goods, Inc. (a)	7,280	204,131
EDION Corp.	9,500	69,766
Finish Line, Inc., Class A	1,330	18,500
Foot Locker, Inc.	5,787	84,085
Game Group PLC	93,145	96,636
GameStop Corp., Class A (a)	13,450	265,100
Jo-Ann Stores, Inc. (a)	745	33,190
Limited Brands, Inc.	23,100	618,618
Lowe's Companies, Inc.	7,700	171,633
Men's Wearhouse, Inc.	884	21,030
O'Reilly Automotive, Inc. (a)	6,165	327,978
OfficeMax, Inc. (a)	1,290	16,886
Pacific Sunwear of California, Inc. (a)	7,035	36,793
Pier 1 Imports, Inc. (a)	3,675	30,098
Rent-A-Center, Inc.	1,319	29,519
Shoe Carnival, Inc. (a)	1,019	20,604
TJX Companies, Inc.	13,190	588,670
Urban Outfitters, Inc. (a)	1,820	57,221
USS Co., Ltd.	2,150	160,697
Vitamin Shoppe, Inc. (a)	1,000	27,450
Yamada Denki Co., Ltd.	1,510	93,708
Specialty Retail Total		3,109,999
Textiles, Apparel & Luxury Goods – 0.6%
Adidas AG	2,813	174,351
Coach, Inc.	880	37,805
CROCS, Inc. (a)	4,110	53,471
Deckers Outdoor Corp. (a)	505	25,230
Hanesbrands, Inc. (a)	2,500	64,650
LG Fashion Corp.	5,250	156,847
Lululemon Athletica, Inc. (a)	7,715	345,015
Movado Group, Inc. (a)	1,357	14,764
NIKE, Inc., Class B	3,700	296,518
Warnaco Group, Inc. (a)	2,355	120,411
Youngone Corp.	10,020	86,383
Textiles, Apparel & Luxury Goods Total		1,375,445
Consumer Discretionary Total		13,861,560

	Shares	Value ($)
Consumer Staples – 4.1%
Beverages – 1.0%
Carlsberg A/S, Class B	1,959	204,128
Coca-Cola Co.	8,200	479,864
Cott Corp. (a)	87	683
Diageo PLC, ADR	9,151	631,511
Dr Pepper Snapple Group, Inc.	2,347	83,365
Hansen Natural Corp. (a)	740	34,499
Molson Coors Brewing Co., Class B	9,100	429,702
PepsiCo, Inc.	5,700	378,708
Beverages Total		2,242,460
Food & Staples Retailing – 0.7%
George Weston Ltd.	1,400	107,425
Koninklijke Ahold NV	14,119	190,407
Ruddick Corp.	690	23,929
Seven & I Holdings Co., Ltd.	7,800	183,079
Spartan Stores, Inc.	987	14,312
Wal-Mart Stores, Inc.	17,350	928,572
Whole Foods Market, Inc. (a)	5,050	187,405
Food & Staples Retailing Total		1,635,129
Food Products – 1.1%
Balrampur Chini Mills Ltd.	43,373	89,816
China Milk Products Group Ltd. (a)(b)	322,000	17,139
Fresh Del Monte Produce, Inc. (a)	1,453	31,530
General Mills, Inc.	8,800	321,552
Green Mountain Coffee Roasters, Inc. (a)	1,000	31,190
H.J. Heinz Co.	10,400	492,648
Hershey Co.	5,450	259,365
J.M. Smucker Co.	1,228	74,331
Kraft Foods, Inc., Class A	12,400	382,664
Marine Harvest ASA	200,961	175,479
Mead Johnson Nutrition Co., Class A	2,150	122,357
Nestle SA, Registered Shares	3,580	190,800
Parmalat SpA	58,700	150,791
Food Products Total		2,339,662
Household Products – 0.3%
Clorox Co.	1,520	101,475
Mcbride PLC	23,898	69,545
Procter & Gamble Co.	6,800	407,796
Household Products Total		578,816
Personal Products – 0.4%
Avon Products, Inc.	17,540	563,209
Elizabeth Arden, Inc. (a)	1,340	26,787

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
Estée Lauder Companies, Inc., Class A	2,925	184,948
Herbalife Ltd.	1,100	66,385
Personal Products Total		841,329
Tobacco – 0.6%
Philip Morris International, Inc.	22,126	1,239,499
Tobacco Total		1,239,499
Consumer Staples Total		8,876,895
Energy – 7.1%
Energy Equipment & Services – 2.0%
Baker Hughes, Inc.	2,649	112,847
Cal Dive International, Inc. (a)	2,350	12,854
Cameron International Corp. (a)	13,828	594,051
CARBO Ceramics, Inc.	200	16,200
Complete Production Services, Inc. (a)	3,264	66,749
Core Laboratories NV	1,538	135,405
Dawson Geophysical Co. (a)	550	14,657
Dresser-Rand Group, Inc. (a)	5,656	208,650
Dril-Quip, Inc. (a)	809	50,247
Ensco PLC, ADR	1,100	49,203
FMC Technologies, Inc. (a)	812	55,451
Gulf Island Fabrication, Inc.	1,080	19,656
Halliburton Co.	36,339	1,201,731
Matrix Service Co. (a)	1,240	10,850
McDermott International, Inc. (a)	4,460	65,919
Nabors Industries Ltd. (a)	26,950	486,717
National Oilwell Varco, Inc.	2,448	108,863
Noble Corp.	5,860	198,009
Oil States International, Inc. (a)	603	28,070
Patterson-UTI Energy, Inc.	2,082	35,561
Pride International, Inc. (a)	1,900	55,917
Schlumberger Ltd.	3,224	198,631
Seadrill Ltd.	1,590	46,094
Shinko Plantech Co., Ltd.	14,700	133,492
T-3 Energy Services, Inc. (a)	610	15,951
Tecnicas Reunidas SA	1,569	83,564
Tetra Technologies, Inc. (a)	2,880	29,376
TGC Industries, Inc. (a)	2,212	8,494
Tidewater, Inc.	450	20,164
Transocean Ltd. (a)	807	51,882
Union Drilling, Inc. (a)	2,495	11,178
Vantage Drilling Co. (a)	12,518	20,029
Weatherford International Ltd. (a)	7,867	134,526
Energy Equipment & Services Total		4,280,988
Oil, Gas & Consumable Fuels – 5.1%
Alpha Natural Resources, Inc. (a)	2,672	109,953
Anadarko Petroleum Corp.	6,766	386,000

	Shares	Value ($)
Apache Corp.	8,781	858,431
Arch Coal, Inc.	991	26,470
AWE Ltd. (a)	85,777	128,513
Berry Petroleum Co., Class A	590	18,721
Bill Barrett Corp. (a)	580	20,880
BP PLC	32,619	222,997
Brigham Exploration Co. (a)	4,092	76,725
Cabot Oil & Gas Corp.	2,200	66,242
Cenovus Energy, Inc.	1,632	46,953
Chesapeake Energy Corp.	801	18,143
Chevron Corp.	28,505	2,310,330
Cimarex Energy Co.	807	53,407
Comstock Resources, Inc. (a)	418	9,401
Concho Resources, Inc. (a)	2,709	179,255
ConocoPhillips	6,104	350,553
Continental Resources, Inc. (a)	5,780	267,961
Denbury Resources, Inc. (a)	3,300	52,437
Energy XXI Bermuda Ltd. (a)	2,055	47,491
EOG Resources, Inc.	2,786	259,014
Exxon Mobil Corp.	13,127	811,117
Forest Oil Corp. (a)	2,894	85,952
Frontier Oil Corp.	1,214	16,268
Frontline Ltd.	1,350	38,381
General Maritime Corp.	1,969	9,668
Hess Corp.	1,425	84,246
Holly Corp.	500	14,375
International Coal Group, Inc. (a)	2,908	15,471
Japan Petroleum Exploration Co.	2,900	109,455
Marathon Oil Corp.	1,634	54,085
Miller Petroleum, Inc. (a)	3,792	20,439
Murphy Oil Corp.	7,568	468,611
Newfield Exploration Co. (a)	1,532	87,998
Noble Energy, Inc.	403	30,261
Northern Oil & Gas, Inc. (a)	1,215	20,582
Oasis Petroleum, Inc. (a)	2,414	46,759
Occidental Petroleum Corp.	19,014	1,488,796
Overseas Shipholding Group, Inc.	385	13,213
Peabody Energy Corp.	8,719	427,318
PetroHawk Energy Corp. (a)	820	13,235
Petroleo Brasileiro SA, ADR	5,442	197,381
Pioneer Natural Resources Co.	817	53,130
QEP Resources, Inc.	311	9,374
Resolute Energy Corp. (a)	2,120	23,447
Rosetta Resources, Inc. (a)	1,147	26,943
Rosneft Oil Co., GDR (a)	12,297	82,220
Royal Dutch Shell PLC, Class B	6,407	187,037
SandRidge Energy, Inc. (a)	3,300	18,744
Southwestern Energy Co. (a)	1,510	50,494
Spectra Energy Corp.	6,682	150,679
Stone Energy Corp. (a)	1,349	19,871
Suncor Energy, Inc.	2,439	79,389

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
Swift Energy Co. (a)	840	23,587
Tesoro Corp.	833	11,129
Total SA	3,652	188,368
Valero Energy Corp.	1,636	28,646
Western Refining, Inc. (a)	3,206	16,799
Whiting Petroleum Corp. (a)	646	61,699
Williams Companies, Inc.	13,600	259,896
World Fuel Services Corp.	1,885	49,029
Yanzhou Coal Mining Co., Ltd., Class H	44,000	107,314
Oil, Gas & Consumable Fuels Total		11,011,283
Energy Total		15,292,271
Financials – 9.3%
Capital Markets – 1.2%
Affiliated Managers Group, Inc. (a)	1,500	117,015
Credit Suisse Group AG, Registered Shares	2,529	108,312
Deutsche Bank AG, Registered Shares	2,177	118,980
Federated Investors, Inc., Class B	463	10,538
Franklin Resources, Inc.	3,900	416,910
GFI Group, Inc.	2,995	13,897
Goldman Sachs Group, Inc.	4,400	636,152
ICAP PLC	15,225	103,396
Intermediate Capital Group PLC	29,590	139,189
International Assets Holding Corp. (a)	1,180	21,358
Investment Technology Group, Inc. (a)	1,598	22,723
Knight Capital Group, Inc., Class A (a)	2,230	27,630
Mass Financial Corp., Class A (a)	1,289	9,603
Morgan Stanley	14,150	349,222
optionsXpress Holdings, Inc. (a)	1,110	17,050
Piper Jaffray Companies, Inc. (a)	658	19,167
Raymond James Financial, Inc.	2,100	53,193
Stifel Financial Corp. (a)	690	31,940
T. Rowe Price Group, Inc.	5,090	254,831
TD Ameritrade Holding Corp. (a)	4,400	71,060
Tokai Tokyo Financial Holdings, Inc.	21,000	69,187
Capital Markets Total		2,611,353
Commercial Banks – 2.9%
Ameris Bancorp (a)	1,893	17,699
Australia & New Zealand Banking Group Ltd.	10,964	250,953
BancFirst Corp.	516	20,877
Banco Bilbao Vizcaya Argentaria SA	15,617	211,495

	Shares	Value ($)
Banco Santander SA	25,245	319,847
BancTrust Financial Group, Inc. (a)	1,398	4,278
Bank of China Ltd., Class H	193,000	101,537
BB&T Corp.	4,800	115,584
BNP Paribas	3,294	235,393
Bryn Mawr Bank Corp.	1,134	19,527
Center Financial Corp. (a)	4,540	23,109
Chemical Financial Corp.	1,270	26,213
CIT Group, Inc. (a)	8,500	346,970
City National Corp.	1,400	74,298
Columbia Banking System, Inc.	1,339	26,311
Comerica, Inc.	2,300	85,445
Community Trust Bancorp, Inc.	818	22,160
Cullen/Frost Bankers, Inc.	1,400	75,418
Fifth Third Bancorp.	33,800	406,614
First Citizens BancShares, Inc., Class A	173	32,052
First Commonwealth Financial Corp.	4,502	24,536
First Financial Corp. of Indiana	899	26,520
First National Bank of Alaska	9	17,064
Governor & Co. of the Bank of Ireland (a)	119,993	101,911
Hancock Holding Co.	691	20,778
HSBC Holdings PLC	19,145	193,882
Huntington Bancshares, Inc.	18,300	103,761
Investors Bancorp, Inc. (a)	1,382	16,363
Merchants Bancshares, Inc.	814	20,301
National Bank of Greece SA (a)	7,719	75,118
Northfield Bancorp, Inc.	1,219	13,190
Northrim BanCorp, Inc.	984	16,334
PNC Financial Services Group, Inc.	9,546	495,533
Signature Bank (a)	1,370	53,211
Sumitomo Mitsui Financial Group, Inc.	7,300	213,016
SunTrust Banks, Inc.	8,750	226,012
SVB Financial Group (a)	2,108	89,211
Svenska Handelsbanken AB, Class A	4,909	161,095
TCF Financial Corp.	3,199	51,792
U.S. Bancorp	29,039	627,823
Wells Fargo & Co.	45,566	1,145,074
West Coast Bancorp (a)	5,620	12,814
Zions Bancorporation	5,425	115,878
Commercial Banks Total		6,236,997
Consumer Finance – 0.7%
American Express Co.	27,150	1,141,114
Cash America International, Inc.	800	28,000
Discover Financial Services	9,389	156,609
Ezcorp, Inc., Class A (a)	1,385	27,755
Consumer Finance Total		1,353,478

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
Diversified Financial Services – 1.2%
Citigroup, Inc. (a)	93,200	363,480
ING Groep NV (a)	17,466	180,383
IntercontinentalExchange, Inc. (a)	5,180	542,450
JPMorgan Chase & Co.	35,703	1,359,213
Medallion Financial Corp.	1,334	10,392
Moody's Corp.	1,280	31,974
MSCI, Inc., Class A (a)	1,270	42,177
Pico Holdings, Inc. (a)	400	11,944
Portfolio Recovery Associates, Inc. (a)	395	25,537
Diversified Financial Services Total		2,567,550
Insurance – 2.1%
ACE Ltd.	13,420	781,715
Allianz SE, Registered Shares	1,079	121,810
Allied World Assurance Holdings Ltd.	320	18,109
American Safety Insurance Holdings Ltd. (a)	1,240	20,262
Argo Group International Holdings Ltd.	740	25,708
Assured Guaranty Ltd.	4,300	73,573
Axis Capital Holdings Ltd.	15,532	511,624
Baldwin & Lyons, Inc., Class B	790	20,105
Brit Insurance Holdings NV (a)	8,926	143,802
CNA Surety Corp. (a)	1,480	26,522
eHealth, Inc. (a)	2,247	29,031
EMC Insurance Group, Inc.	881	18,783
FBL Financial Group, Inc., Class A	972	25,252
First Mercury Financial Corp.	1,936	19,515
Global Indemnity PLC (a)	2,478	39,772
Hanover Insurance Group, Inc.	340	15,980
Harleysville Group, Inc.	440	14,428
Horace Mann Educators Corp.	1,851	32,911
Lincoln National Corp.	4,257	101,827
MetLife, Inc.	19,279	741,277
National Western Life Insurance Co., Class A	97	13,646
Navigators Group, Inc. (a)	644	28,742
Prudential Financial, Inc.	12,719	689,115
Reinsurance Group of America, Inc.	1,700	82,093
Safety Insurance Group, Inc.	690	28,994
Sampo OYJ, Class A	7,364	199,051
Stewart Information Services Corp.	1,210	13,697
United Fire & Casualty Co.	1,459	30,945
XL Group PLC (c)	18,080	391,613
Zurich Financial Services AG, Registered Shares	848	198,903
Insurance Total		4,458,805

	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 0.9%
Alexandria Real Estate Equities, Inc.	1,000	70,000
Boston Properties, Inc.	950	78,964
Chesapeake Lodging Trust	268	4,385
DCT Industrial Trust, Inc.	4,684	22,436
DiamondRock Hospitality Co. (a)	2,858	27,122
Digital Realty Trust, Inc.	810	49,977
Equity Residential Property Trust	7,900	375,803
FelCor Lodging Trust, Inc. (a)	3,962	18,225
Franklin Street Properties Corp.	1,474	18,307
Getty Realty Corp.	680	18,244
Host Hotels & Resorts, Inc.	3,897	56,429
Japan Retail Fund Investment Corp.	123	173,339
National Health Investors, Inc.	503	22,162
Nationwide Health Properties, Inc.	900	34,803
Plum Creek Timber Co., Inc.	1,030	36,359
Potlatch Corp.	799	27,166
ProLogis	11,700	137,826
Rayonier, Inc.	7,850	393,442
Starwood Property Trust, Inc.	1,430	28,414
Sunstone Hotel Investors, Inc. (a)	1,716	15,564
Tanger Factory Outlet Centers	615	28,991
Taubman Centers, Inc.	1,300	57,993
Terreno Realty Corp. (a)	990	18,038
Universal Health Realty Income Trust	550	18,926
Urstadt Biddle Properties, Inc., Class A	1,120	20,250
Vornado Realty Trust	402	34,383
Weyerhaeuser Co.	10,370	163,431
Real Estate Investment Trusts (REITs) Total		1,950,979
Real Estate Management & Development – 0.2%
Avatar Holdings, Inc. (a)	887	16,924
CB Richard Ellis Group, Inc., Class A (a)	2,200	40,216
Hongkong Land Holdings Ltd.	24,000	149,171
Huaku Development Co., Ltd.	63,875	176,263
Swire Pacific Ltd., Class A	7,000	96,191
Real Estate Management & Development Total		478,765
Thrifts & Mortgage Finance – 0.1%
Bank Mutual Corp.	4,025	20,890
BankFinancial Corp.	2,489	22,824
Beneficial Mutual Bancorp, Inc. (a)	2,581	23,152
Brookline Bancorp, Inc.	2,834	28,283
Clifton Savings Bancorp, Inc.	1,540	13,244
ESSA Bancorp, Inc.	1,299	15,380
Home Federal Bancorp, Inc.	1,947	23,695
MGIC Investment Corp. (a)	1,972	18,202

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
People's United Financial, Inc.	2,200	28,798
TrustCo Bank Corp. NY	2,580	14,345
United Financial Bancorp, Inc.	1,199	16,198
Washington Federal, Inc.	1,260	19,228
Westfield Financial, Inc.	2,623	20,459
Thrifts & Mortgage Finance Total		264,698
Financials Total		19,922,625
Health Care – 5.8%
Biotechnology – 0.8%
Acorda Therapeutics, Inc. (a)	690	22,784
Alexion Pharmaceuticals, Inc. (a)	4,798	308,799
Amgen, Inc. (a)	12,369	681,656
Celgene Corp. (a)	8,250	475,282
Cubist Pharmaceuticals, Inc. (a)	1,060	24,793
Dendreon Corp. (a)	3,940	162,249
Halozyme Therapeutics, Inc. (a)	2,375	18,311
Human Genome Sciences, Inc. (a)	2,098	62,499
Ironwood Pharmaceuticals, Inc. (a)	1,705	17,357
Martek Biosciences Corp. (a)	720	16,294
Momenta Pharmaceuticals, Inc. (a)	115	1,731
Onyx Pharmaceuticals, Inc. (a)	2,415	63,708
Biotechnology Total		1,855,463
Health Care Equipment & Supplies – 0.8%
Analogic Corp.	330	14,810
Angiodynamics, Inc. (a)	940	14,326
Cantel Medical Corp.	956	15,487
Cooper Companies, Inc.	700	32,354
Cutera, Inc. (a)	1,535	12,434
DexCom, Inc. (a)	1,720	22,738
Edwards Lifesciences Corp. (a)	3,300	221,265
Gen-Probe, Inc. (a)	690	33,437
ICU Medical, Inc. (a)	1,033	38,521
Insulet Corp. (a)	1,610	22,765
Intuitive Surgical, Inc. (a)	160	45,399
Kensey Nash Corp. (a)	743	21,465
Masimo Corp.	2,006	54,784
Medical Action Industries, Inc. (a)	1,440	13,032
NuVasive, Inc. (a)	2,731	95,967
St. Jude Medical, Inc. (a)	10,700	420,938
Symmetry Medical, Inc. (a)	1,710	16,484
Syneron Medical Ltd. (a)	1,340	13,293
Teleflex, Inc.	1,200	68,136
Thoratec Corp. (a)	1,905	70,447
Varian Medical Systems, Inc. (a)	4,650	281,325
Young Innovations, Inc.	436	12,474
Zimmer Holdings, Inc. (a)	4,300	225,019
Health Care Equipment & Supplies Total		1,766,900

	Shares	Value ($)
Health Care Providers & Services – 1.4%
AmSurg Corp. (a)	929	16,239
Brookdale Senior Living, Inc. (a)	3,920	63,935
Cardinal Health, Inc.	9,750	322,140
Catalyst Health Solutions, Inc. (a)	808	28,450
Centene Corp. (a)	580	13,682
CIGNA Corp.	1,700	60,826
Community Health Systems, Inc. (a)	1,400	43,358
Express Scripts, Inc. (a)	9,020	439,274
Healthspring, Inc. (a)	1,484	38,347
HMS Holdings Corp. (a)	590	34,775
Humana, Inc. (a)	1,100	55,264
IPC The Hospitalist Co., Inc. (a)	1,725	47,127
Kindred Healthcare, Inc. (a)	1,500	19,530
Laboratory Corp. of America Holdings (a)	1,100	86,273
LHC Group, Inc. (a)	890	20,639
Magellan Health Services, Inc. (a)	480	22,675
Medcath Corp. (a)	1,740	17,522
Medco Health Solutions, Inc. (a)	8,100	421,686
Mednax, Inc. (a)	1,670	89,011
Miraca Holdings, Inc.	4,900	173,454
NovaMed, Inc. (a)	998	9,671
Owens & Minor, Inc.	600	17,076
Patterson Companies, Inc.	1,470	42,115
PSS World Medical, Inc. (a)	1,295	27,687
Triple-S Management Corp., Class B (a)	820	13,817
U.S. Physical Therapy, Inc. (a)	800	13,376
UnitedHealth Group, Inc.	14,750	517,872
Universal Health Services, Inc., Class B	8,600	334,196
Health Care Providers & Services Total		2,990,017
Health Care Technology – 0.1%
Cerner Corp. (a)	490	41,155
Medidata Solutions, Inc. (a)	1,300	24,960
Omnicell, Inc. (a)	3,044	39,816
Quality Systems, Inc.	455	30,171
Health Care Technology Total		136,102
Life Sciences Tools & Services – 0.9%
ICON PLC, ADR (a)	3,490	75,454
Illumina, Inc. (a)	1,880	92,496
Life Technologies Corp. (a)	17,930	837,152
Mettler-Toledo International, Inc. (a)	275	34,221
Thermo Fisher Scientific, Inc. (a)	18,433	882,572
Life Sciences Tools & Services Total		1,921,895
Pharmaceuticals – 1.8%
Allergan, Inc.	7,300	485,669
Ardea Biosciences, Inc. (a)	1,015	23,345

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
AstraZeneca PLC, ADR	5,524	280,067
Auxilium Pharmaceuticals, Inc. (a)	880	21,806
GlaxoSmithKline PLC	8,456	166,825
GlaxoSmithKline PLC, ADR	7,200	284,544
Impax Laboratories, Inc. (a)	2,260	44,748
MAP Pharmaceuticals, Inc. (a)	1,150	17,595
Medicis Pharmaceutical Corp., Class A	4,550	134,907
Merck & Co., Inc.	10,212	375,904
Mylan, Inc. (a)	14,950	281,209
Novartis AG, Registered Shares	1,999	115,190
Pfizer, Inc.	32,300	554,591
Roche Holding AG, Genusschein Shares	1,857	253,555
Salix Pharmaceuticals Ltd. (a)	1,205	47,863
Sanofi-Aventis SA	4,233	282,475
Santen Pharmaceutical Co., Ltd.	3,500	121,276
Watson Pharmaceuticals, Inc. (a)	8,430	356,673
Pharmaceuticals Total		3,848,242
Health Care Total		12,518,619
Industrials – 7.0%
Aerospace & Defense – 1.5%
AAR Corp. (a)	742	13,846
AerCap Holdings NV (a)	4,978	58,890
BAE Systems PLC	35,236	189,671
BE Aerospace, Inc. (a)	1,060	32,129
Ceradyne, Inc. (a)	865	20,198
Esterline Technologies Corp. (a)	340	19,458
General Dynamics Corp.	5,000	314,050
Global Defense Technology & Systems, Inc. (a)	1,290	17,673
Goodrich Corp.	5,250	387,082
Honeywell International, Inc.	6,200	272,428
ITT Corp.	630	29,503
L-3 Communications Holdings, Inc.	400	28,908
Ladish Co., Inc. (a)	810	25,215
LMI Aerospace, Inc. (a)	2,095	33,352
MTU Aero Engines Holding AG	1,961	112,156
Precision Castparts Corp.	2,950	375,683
Spirit Aerosystems Holdings, Inc., Class A (a)	1,400	27,902
United Technologies Corp.	16,030	1,141,817
Aerospace & Defense Total		3,099,961
Air Freight & Logistics – 0.5%
Atlas Air Worldwide Holdings, Inc. (a)	1,462	73,539
C.H. Robinson Worldwide, Inc.	950	66,424
Forward Air Corp.	995	25,870

	Shares	Value ($)
Pacer International, Inc. (a)	2,183	13,185
United Parcel Service, Inc., Class B	12,150	810,283
Air Freight & Logistics Total		989,301
Airlines – 0.1%
Alaska Air Group, Inc. (a)	560	28,577
Delta Air Lines, Inc. (a)	6,990	81,364
Skywest, Inc.	970	13,541
Turk Hava Yollari A.O. (a)	26,116	106,403
United Continental Holdings, Inc.	1,530	36,154
Airlines Total		266,039
Building Products – 0.0%
A.O. Smith Corp.	320	18,525
Ameron International Corp.	327	22,223
Lennox International, Inc.	350	14,591
Universal Forest Products, Inc.	490	14,333
Building Products Total		69,672
Commercial Services & Supplies – 0.3%
ABM Industries, Inc.	740	15,977
ACCO Brands Corp. (a)	810	4,658
Aeon Delight Co., Ltd.	6,800	127,400
Consolidated Graphics, Inc. (a)	520	21,554
Ennis, Inc.	943	16,870
G&K Services, Inc., Class A	649	14,836
Republic Services, Inc.	11,000	335,390
Stericycle, Inc. (a)	490	34,045
Tetra Tech, Inc. (a)	1,865	39,109
United Stationers, Inc. (a)	410	21,939
Commercial Services & Supplies Total		631,778
Construction & Engineering – 0.5%
Comfort Systems USA, Inc.	1,362	14,614
CTCI Corp.	113,000	124,174
Dycom Industries, Inc. (a)	1,850	18,482
EMCOR Group, Inc. (a)	1,070	26,311
Fluor Corp.	6,600	326,898
Foster Wheeler AG (a)	12,500	305,750
Great Lakes Dredge & Dock Corp.	4,185	24,315
KBR, Inc.	860	21,190
KHD Humboldt Wedag International AG	899	7,343
Layne Christensen Co. (a)	660	17,087
Maire Tecnimont SpA	35,451	141,268
Pike Electric Corp. (a)	2,952	21,491
Sterling Construction Co., Inc. (a)	3,078	38,106
Construction & Engineering Total		1,087,029
Electrical Equipment – 0.3%
AMETEK, Inc.	1,310	62,579
Baldor Electric Co.	1,485	59,994
Belden, Inc.	730	19,257

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
Broadwind Energy, Inc. (a)	9,393	17,565
Cooper Industries PLC, Class A	1,400	68,502
GrafTech International Ltd. (a)	1,326	20,725
Mitsubishi Electric Corp.	19,000	163,879
Schneider Electric SA	1,332	169,243
Electrical Equipment Total		581,744
Industrial Conglomerates – 0.9%
3M Co.	7,900	685,009
DCC PLC	4,817	137,949
General Electric Co.	39,629	643,971
Tyco International Ltd.	10,234	375,895
Industrial Conglomerates Total		1,842,824
Machinery – 2.0%
AGCO Corp. (a)	910	35,499
ArvinMeritor, Inc. (a)	9,535	148,174
Astec Industries, Inc. (a)	595	16,975
Bucyrus International, Inc.	1,480	102,638
CIRCOR International, Inc.	490	15,484
Columbus McKinnon Corp. (a)	1,900	31,521
Crane Co.	900	34,146
Cummins, Inc.	5,600	507,248
Deere & Co.	5,600	390,768
Demag Cranes AG (a)	2,803	107,527
Dover Corp.	7,850	409,848
Eaton Corp.	1,200	98,988
EnPro Industries, Inc. (a)	700	21,896
Flowserve Corp.	2,750	300,905
FreightCar America, Inc.	567	13,948
Harsco Corp.	470	11,553
Illinois Tool Works, Inc.	8,600	404,372
Ingersoll-Rand PLC	21,450	765,979
Kadant, Inc. (a)	988	18,683
Kennametal, Inc.	5,100	157,743
LB Foster Co., Class A (a)	497	14,383
Lindsay Corp.	480	20,794
Mueller Industries, Inc.	800	21,192
Navistar International Corp. (a)	4,011	175,040
Nordson Corp.	285	21,002
Pall Corp.	980	40,807
Parker Hannifin Corp.	6,100	427,366
Robbins & Myers, Inc.	1,820	48,740
Tennant Co.	815	25,184
Machinery Total		4,388,403
Marine – 0.0%
Diana Shipping, Inc. (a)	1,070	13,589
Marine Total		13,589
Professional Services – 0.4%
Advisory Board Co. (a)	808	35,673
Atkins WS PLC	12,910	149,382

	Shares	Value ($)
CDI Corp.	981	12,675
FTI Consulting, Inc. (a)	380	13,182
IHS, Inc., Class A (a)	590	40,120
Kforce, Inc. (a)	889	12,197
Korn/Ferry International (a)	3,309	54,731
LECG Corp. (a)	1,975	2,172
Manpower, Inc.	8,493	443,335
Navigant Consulting, Inc. (a)	1,010	11,746
Professional Services Total		775,213
Road & Rail – 0.2%
Canadian Pacific Railway Ltd.	500	30,465
Con-way, Inc.	921	28,542
Dollar Thrifty Automotive Group, Inc. (a)	550	27,577
Genesee & Wyoming, Inc., Class A (a)	660	28,637
Heartland Express, Inc.	970	14,424
Hertz Global Holdings, Inc. (a)	2,900	30,711
Kansas City Southern (a)	1,430	53,496
Landstar System, Inc.	1,730	66,813
Old Dominion Freight Line, Inc. (a)	2,912	74,023
Roadrunner Transportation Systems, Inc. (a)	2,342	25,387
Ryder System, Inc.	400	17,108
Union Pacific Corp.	813	66,504
Werner Enterprises, Inc.	1,320	27,047
Road & Rail Total		490,734
Trading Companies & Distributors – 0.3%
Applied Industrial Technologies, Inc.	660	20,196
Beacon Roofing Supply, Inc. (a)	1,430	20,835
Fastenal Co.	810	43,084
ITOCHU Corp.	15,000	137,641
Kaman Corp.	761	19,946
Kloeckner & Co., SE (a)	4,545	102,296
Mitsui & Co., Ltd.	9,000	133,910
W.W. Grainger, Inc.	1,800	214,398
Trading Companies & Distributors Total		692,306
Industrials Total		14,928,593
Information Technology – 9.0%
Communications Equipment – 0.9%
Anaren, Inc. (a)	952	15,984
Aruba Networks, Inc. (a)	2,855	60,926
Bel Fuse, Inc., Class B	549	11,430
Black Box Corp.	597	19,140
Brocade Communications Systems, Inc. (a)	6,200	36,208
Cisco Systems, Inc. (a)	37,045	811,286
CommScope, Inc. (a)	1,000	23,740

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
F5 Networks, Inc. (a)	630	65,400
Infinera Corp. (a)	2,835	33,084
Plantronics, Inc.	570	19,255
QUALCOMM, Inc.	15,500	699,360
Symmetricom, Inc. (a)	2,420	13,842
Tekelec (a)	1,350	17,496
Communications Equipment Total		1,827,151
Computers & Peripherals – 1.8%
Apple, Inc. (a)	6,550	1,858,562
Diebold, Inc.	2,000	62,180
EMC Corp. (a)	49,300	1,001,283
Hewlett-Packard Co.	20,553	864,665
NetApp, Inc. (a)	1,320	65,723
SanDisk Corp. (a)	2,650	97,122
Super Micro Computer, Inc. (a)	1,435	14,910
Computers & Peripherals Total		3,964,445
Electronic Equipment, Instruments & Components – 0.7%
Agilent Technologies, Inc. (a)	3,080	102,780
Anixter International, Inc. (a)	441	23,810
Arrow Electronics, Inc. (a)	2,000	53,460
Benchmark Electronics, Inc. (a)	1,501	24,616
Brightpoint, Inc. (a)	2,156	15,070
Corning, Inc.	15,200	277,856
CTS Corp.	1,553	14,940
DTS, Inc. (a)	1,185	45,231
Electro Scientific Industries, Inc. (a)	1,080	11,999
FUJIFILM Holdings Corp.	4,600	152,762
Halma PLC	23,120	115,101
Littelfuse, Inc. (a)	425	18,572
Methode Electronics, Inc.	1,584	14,383
Molex, Inc.	3,100	64,883
MTS Systems Corp.	520	16,120
Murata Manufacturing Co., Ltd.	2,700	142,337
NAM TAI Electronics, Inc. (a)	3,051	14,096
Tyco Electronics Ltd.	16,400	479,208
Electronic Equipment, Instruments & Components Total		1,587,224
Internet Software & Services – 1.0%
Akamai Technologies, Inc. (a)	6,660	334,199
Baidu, Inc., ADR (a)	600	61,572
Google, Inc., Class A (a)	2,472	1,299,753
GSI Commerce, Inc. (a)	960	23,712
InfoSpace, Inc. (a)	1,542	13,353
LogMeIn, Inc. (a)	1,260	45,335
MercadoLibre, Inc. (a)	955	68,932
OpenTable, Inc. (a)	1,315	89,525
United Online, Inc.	2,690	15,387
ValueClick, Inc. (a)	1,110	14,519
VeriSign, Inc. (a)	1,050	33,327

	Shares	Value ($)
VistaPrint NV (a)	2,255	87,156
Vocus, Inc. (a)	1,647	30,436
Internet Software & Services Total		2,117,206
IT Services – 1.3%
Acxiom Corp. (a)	1,090	17,287
Alliance Data Systems Corp. (a)	1,520	99,195
CACI International, Inc., Class A (a)	434	19,643
Cognizant Technology Solutions Corp., Class A (a)	8,930	575,717
CSG Systems International, Inc. (a)	931	16,972
ExlService Holdings, Inc. (a)	1,570	30,537
Gartner, Inc. (a)	1,460	42,982
International Business Machines Corp.	9,300	1,247,502
MAXIMUS, Inc.	310	19,090
MoneyGram International, Inc. (a)	7,386	18,022
TeleTech Holdings, Inc. (a)	1,450	21,518
Teradata Corp. (a)	9,300	358,608
VeriFone Systems, Inc. (a)	3,510	109,056
Visa, Inc., Class A	3,150	233,919
Wright Express Corp. (a)	1,106	39,495
IT Services Total		2,849,543
Semiconductors & Semiconductor Equipment – 0.9%
Amkor Technology, Inc. (a)	2,200	14,454
Analog Devices, Inc.	1,809	56,767
Atmel Corp. (a)	3,400	27,064
ATMI, Inc. (a)	850	12,631
Broadcom Corp., Class A	6,150	217,649
Cavium Networks, Inc. (a)	940	27,034
Cirrus Logic, Inc. (a)	1,205	21,497
Cree, Inc. (a)	540	29,317
Entropic Communications, Inc. (a)	5,303	50,909
GT Solar International, Inc. (a)	2,405	20,130
Integrated Device Technology, Inc. (a)	2,160	12,636
Macronix International	144,000	89,510
Marvell Technology Group Ltd. (a)	1,890	33,094
MediaTek, Inc.	7,013	98,617
MKS Instruments, Inc. (a)	583	10,482
Netlogic Microsystems, Inc. (a)	8,250	227,535
OmniVision Technologies, Inc. (a)	3,355	77,299
Power Integrations, Inc.	605	19,233
Samsung Electronics Co., Ltd.	118	80,412
SunPower Corp., Class A (a)	2,305	33,192
Tessera Technologies, Inc. (a)	650	12,025
Texas Instruments, Inc.	13,200	358,248
Varian Semiconductor Equipment Associates, Inc. (a)	6,220	179,012
Veeco Instruments, Inc. (a)	800	27,896
Verigy Ltd. (a)	1,233	10,024

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
Volterra Semiconductor Corp. (a)	1,270	27,330
Xilinx, Inc.	1,920	51,091
Zoran Corp. (a)	1,605	12,262
Semiconductors & Semiconductor Equipment Total		1,837,350
Software – 2.4%
Advent Software, Inc. (a)	785	40,969
ANSYS, Inc. (a)	820	34,645
Autodesk, Inc. (a)	15,800	505,126
AutoNavi Holdings Ltd., ADR (a)	641	11,218
Autonomy Corp. PLC (a)	5,172	147,419
BroadSoft, Inc. (a)	1,644	14,237
Citrix Systems, Inc. (a)	1,030	70,287
Compuware Corp. (a)	1,590	13,563
Concur Technologies, Inc. (a)	934	46,177
Fortinet, Inc. (a)	1,250	31,250
Informatica Corp. (a)	1,025	39,370
Intuit, Inc. (a)	9,510	416,633
Jack Henry & Associates, Inc.	500	12,750
Microsoft Corp.	22,980	562,780
Monotype Imaging Holdings, Inc. (a)	1,398	12,792
Netscout Systems, Inc. (a)	1,796	36,836
Nintendo Co., Ltd.	500	124,957
Nintendo Co., Ltd., ADR	4,603	143,614
Nuance Communications, Inc. (a)	22,700	355,028
Oracle Corp.	37,600	1,009,560
Parametric Technology Corp. (a)	780	15,241
Pegasystems, Inc.	990	30,739
Progress Software Corp. (a)	570	18,867
RealPage, Inc. (a)	1,016	19,385
Red Hat, Inc. (a)	2,430	99,630
Rovi Corp. (a)	6,801	342,838
Salesforce.com, Inc. (a)	3,050	340,990
Solera Holdings, Inc.	590	26,054
Sourcefire, Inc. (a)	1,190	34,320
SuccessFactors, Inc. (a)	12,802	321,458
Taleo Corp., Class A (a)	1,430	41,456
TIBCO Software, Inc. (a)	10,285	182,456
VanceInfo Technologies, Inc., ADR (a)	890	28,783
Software Total		5,131,428
Information Technology Total		19,314,347
Materials – 3.2%
Chemicals – 0.8%
Albemarle Corp.	1,425	66,704
BASF SE	4,569	288,667
Celanese Corp., Series A	5,300	170,130
CF Industries Holdings, Inc.	2,110	201,505

	Shares	Value ($)
Clariant AG, Registered Shares (a)	11,336	166,280
H.B. Fuller Co.	1,450	28,811
Hitachi Chemical Co., Ltd.	5,500	102,886
International Flavors & Fragrances, Inc.	800	38,816
Minerals Technologies, Inc.	390	22,979
OM Group, Inc. (a)	1,525	45,933
Potash Corp. of Saskatchewan, Inc.	3,000	432,120
PPG Industries, Inc.	1,300	94,640
Solutia, Inc. (a)	2,230	35,725
STR Holdings, Inc. (a)	1,120	24,125
Chemicals Total		1,719,321
Construction Materials – 0.1%
Ciments Francais SA	777	69,322
Eagle Materials, Inc.	382	9,054
Martin Marietta Materials, Inc.	600	46,182
Construction Materials Total		124,558
Containers & Packaging – 0.2%
Crown Holdings, Inc. (a)	3,340	95,725
Greif, Inc., Class A	335	19,711
Greif, Inc., Class B	841	48,273
Packaging Corp. of America	15,534	359,923
Silgan Holdings, Inc.	1,500	47,550
Containers & Packaging Total		571,182
Metals & Mining – 1.9%
Agnico-Eagle Mines Ltd.	1,857	131,903
Allegheny Technologies, Inc.	11,425	530,691
AngloGold Ashanti Ltd., ADR	807	37,316
Aurubis AG	2,801	133,680
Barrick Gold Corp.	3,637	168,357
BHP Billiton PLC	9,756	311,507
Carpenter Technology Corp.	380	12,810
Centerra Gold, Inc.	6,441	103,917
Cliffs Natural Resources, Inc.	1,080	69,034
Coeur d'Alene Mines Corp. (a)	990	19,721
Eastern Platinum Ltd. (a)	72,500	100,058
First Quantum Minerals Ltd.	968	73,618
Freeport-McMoRan Copper & Gold, Inc.	6,302	538,128
Gammon Gold, Inc. (a)	3,805	26,673
Goldcorp, Inc.	2,449	106,581
Haynes International, Inc.	587	20,498
IAMGOLD Corp.	2,382	42,185
Ivanhoe Mines Ltd. (a)	2,247	52,602
Newmont Mining Corp.	7,846	492,807
Novagold Resources, Inc. (a)	2,397	20,950
Olympic Steel, Inc.	759	17,449
OneSteel Ltd.	32,464	91,943

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
RTI International Metals, Inc. (a)	580	17,760
Silver Wheaton Corp. (a)	4,480	119,392
Steel Dynamics, Inc.	2,600	36,686
Stillwater Mining Co. (a)	2,675	45,047
Teck Resources Ltd., Class B	4,715	194,069
Terra Nova Royalty Corp. (a)	950	7,087
Thompson Creek Metals Co., Inc. (a)	17,599	189,703
Titanium Metals Corp. (a)	1,630	32,535
United States Steel Corp.	6,275	275,096
US Gold Corp. (a)	3,225	16,028
Vale SA, ADR	2,241	70,076
Walter Energy, Inc.	1,005	81,696
Metals & Mining Total		4,187,603
Paper & Forest Products – 0.2%
International Paper Co.	10,000	217,500
Svenska Cellulosa AB, Class B	10,281	156,608
Paper & Forest Products Total		374,108
Materials Total		6,976,772
Telecommunication Services – 1.5%
Diversified Telecommunication Services – 0.7%
AT&T, Inc.	28,752	822,307
Bezeq Israeli Telecommunication Corp., Ltd.	49,181	122,785
Qwest Communications International, Inc.	7,500	47,025
Tele2 AB, Class B	8,963	188,263
Telefonica SA	3,551	88,093
Telenor ASA	6,928	108,613
Warwick Valley Telephone Co.	1,048	14,924
Diversified Telecommunication Services Total		1,392,010
Wireless Telecommunication Services – 0.8%
Advanced Info Service PCL, Foreign Registered Shares	23,700	74,185
American Tower Corp., Class A (a)	7,484	383,630
Crown Castle International Corp. (a)	1,210	53,422
Freenet AG	15,468	181,883
Millicom International Cellular SA	1,632	156,590
NII Holdings, Inc. (a)	8,095	332,704
NTELOS Holdings Corp.	1,240	20,981
NTT DoCoMo, Inc.	53	88,515
SBA Communications Corp., Class A (a)	2,615	105,385
Shenandoah Telecommunications Co.	786	14,282
Softbank Corp.	6,200	203,173

	Shares	Value ($)
Syniverse Holdings, Inc. (a)	772	17,501
Vivo Participacoes SA, ADR	3,076	83,575
Vodafone Group PLC	30,489	75,474
Wireless Telecommunication Services Total		1,791,300
Telecommunication Services Total		3,183,310
Utilities – 2.2%
Electric Utilities – 0.9%
ALLETE, Inc.	730	26,594
American Electric Power Co., Inc.	16,100	583,303
Enel SpA	20,723	110,626
Fortum OYJ	7,702	201,743
MGE Energy, Inc.	610	24,150
NextEra Energy, Inc.	12,500	679,875
Northeast Utilities	8,024	237,269
Electric Utilities Total		1,863,560
Gas Utilities – 0.1%
Laclede Group, Inc.	600	20,652
Nicor, Inc.	680	31,157
PT Perusahaan Gas Negara	212,500	91,855
Gas Utilities Total		143,664
Independent Power Producers & Energy Traders – 0.1%
AES Corp. (a)	3,020	34,277
International Power PLC	36,783	224,463
Independent Power Producers & Energy Traders Total		258,740
Multi-Utilities – 1.1%
AGL Energy Ltd.	10,448	163,296
Avista Corp.	1,200	25,056
CenterPoint Energy, Inc.	2,794	43,922
CH Energy Group, Inc.	440	19,430
CMS Energy Corp.	2,400	43,248
NorthWestern Corp.	860	24,510
PG&E Corp.	12,558	570,384
Public Service Enterprise Group, Inc.	1,900	62,852
RWE AG	2,776	187,254
Sempra Energy	9,850	529,930
Wisconsin Energy Corp.	5,214	301,369
Xcel Energy, Inc.	21,300	489,261
Multi-Utilities Total		2,460,512
Utilities Total		4,726,476
Total Common Stocks (Cost of $102,661,895)		119,601,468

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Corporate Fixed-Income Bonds & Notes – 14.1%
	Par ($)	Value ($)
Basic Materials – 0.5%
Chemicals – 0.2%
Celanese U.S. Holdings LLC
6.625% 10/15/18 (d)	3,000	3,068
CF Industries, Inc.
6.875% 05/01/18	70,000	75,337
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
8.875% 02/01/18	115,000	112,700
INEOS Finance PLC
9.000% 05/15/15 (d)	110,000	114,812
Lyondell Chemical Co.
8.000% 11/01/17 (d)	72,000	78,660
11.000% 05/01/18	6,000	6,638
Chemicals Total		391,215
Forest Products & Paper – 0.1%
Cascades, Inc.
7.750% 12/15/17	15,000	15,638
Georgia-Pacific LLC
8.000% 01/15/24	100,000	112,250
Forest Products & Paper Total		127,888
Iron/Steel – 0.1%
ArcelorMittal USA, Inc.
6.500% 04/15/14	200,000	221,655
Iron/Steel Total		221,655
Metals & Mining – 0.1%
Novelis, Inc.
7.250% 02/15/15	9,000	9,157
Vale Overseas Ltd.
6.250% 01/23/17	200,000	228,933
Metals & Mining Total		238,090
Basic Materials Total		978,848
Communications – 2.6%
Advertising – 0.1%
Interpublic Group of Companies, Inc.
10.000% 07/15/17	55,000	64,213
inVentiv Health, Inc.
10.000% 08/15/18 (d)	40,000	39,750
Visant Corp.
10.000% 10/01/17 (d)	30,000	31,350
Advertising Total		135,313
Media – 0.9%
Belo Corp.
8.000% 11/15/16	30,000	32,062
Cablevision Systems Corp.
8.625% 09/15/17	90,000	99,000

	Par ($)	Value ($)
CCO Holdings LLC/CCO Holdings Capital Corp.
7.250% 10/30/17 (d)	65,000	65,894
Clear Channel Worldwide Holdings, Inc.
9.250% 12/15/17	65,000	69,387
DIRECTV Holdings LLC
3.550% 03/15/15	200,000	207,609
DISH DBS Corp.
7.875% 09/01/19	115,000	123,769
Entravision Communications Corp.
8.750% 08/01/17 (d)	45,000	45,900
Gannett Co., Inc.
6.375% 09/01/15 (d)	15,000	14,831
Gray Television, Inc.
10.500% 06/29/15	40,000	39,950
Insight Communications Co., Inc.
9.375% 07/15/18 (d)	20,000	21,250
Mediacom LLC/Mediacom Capital Corp.
9.125% 08/15/19	65,000	67,275
NBC Universal, Inc.
5.950% 04/01/41 (d)(e)	230,000	236,581
News America, Inc.
6.550% 03/15/33	200,000	223,229
RR Donnelley & Sons Co.
6.125% 01/15/17	300,000	314,095
Salem Communications Corp.
9.625% 12/15/16	70,000	74,375
Sinclair Television Group, Inc.
8.375% 10/15/18 (d)(e)	15,000	15,112
9.250% 11/01/17 (d)	74,000	79,365
Sirius XM Radio, Inc.
8.750% 04/01/15 (d)	50,000	53,125
9.750% 09/01/15 (d)	20,000	22,025
Time Warner, Inc.
6.200% 03/15/40	185,000	201,539
Umbrella Acquisition, Inc.
PIK, 9.750% 03/15/15 (03/15/12) (d)(f)(g)	10,525	10,032
Media Total		2,016,405
Telecommunication Services – 1.6%
America Movil SAB de CV
5.625% 11/15/17	200,000	225,643
AT&T, Inc.
4.950% 01/15/13	250,000	271,659
5.350% 09/01/40 (d)	215,000	216,013
British Telecommunications PLC
5.150% 01/15/13	225,000	240,448
Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14	365,000	412,762

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Cincinnati Bell, Inc.
8.250% 10/15/17	50,000	50,500
Clearwire Communications LLC/Clearwire Finance, Inc.
12.000% 12/01/15 (d)	62,000	66,805
Crown Castle International Corp.
7.125% 11/01/19	65,000	69,225
Frontier Communications Corp.
8.250% 04/15/17	65,000	71,094
Intelsat Corp.
9.250% 06/15/16	70,000	74,638
ITC Deltacom, Inc.
10.500% 04/01/16	115,000	116,869
Level 3 Financing, Inc.
8.750% 02/15/17	60,000	53,400
9.250% 11/01/14	35,000	32,900
MetroPCS Wireless, Inc.
7.875% 09/01/18	40,000	41,200
Nextel Communications, Inc.
7.375% 08/01/15	195,000	195,975
Nielsen Finance LLC/Nielsen Finance Co.
7.750% 10/15/18 (b)(d)(e)	50,000	49,634
PAETEC Holding Corp.
8.875% 06/30/17	75,000	78,375
Qwest Communications International, Inc.
7.500% 02/15/14	255,000	260,100
Sprint Capital Corp.
6.875% 11/15/28	30,000	27,450
Telecom Italia Capital SA
4.950% 09/30/14	210,000	223,593
Telefonica Emisiones SAU
0.775% 02/04/13 (11/04/10) (f)(g)	250,000	244,724
Vodafone Group PLC
5.750% 03/15/16	175,000	200,356
Wind Acquisition Finance SA
11.750% 07/15/17 (d)	90,000	100,856
Windstream Corp.
7.875% 11/01/17	65,000	67,763
8.125% 09/01/18 (d)	35,000	36,225
Telecommunication Services Total		3,428,207
Communications Total		5,579,925
Consumer Cyclical – 0.6%
Auto Manufacturers – 0.0%
Oshkosh Corp.
8.500% 03/01/20	2,000	2,165
Auto Manufacturers Total		2,165
Auto Parts & Equipment – 0.1%
Accuride Corp.
9.500% 08/01/18 (d)	7,000	7,350

	Par ($)	Value ($)
Lear Corp.
7.875% 03/15/18	65,000	68,900
Tenneco, Inc.
7.750% 08/15/18 (d)	5,000	5,125
Auto Parts & Equipment Total		81,375
Distribution/Wholesale – 0.0%
McJunkin Red Man Corp.
9.500% 12/15/16 (d)	52,000	45,760
Distribution/Wholesale Total		45,760
Entertainment – 0.1%
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.
9.125% 08/01/18 (d)	10,000	10,500
Pinnacle Entertainment, Inc.
8.750% 05/15/20	55,000	54,175
Shingle Springs Tribal Gaming Authority
9.375% 06/15/15 (d)	105,000	78,225
Entertainment Total		142,900
Home Builders – 0.0%
K. Hovnanian Enterprises, Inc.
10.625% 10/15/16	45,000	45,056
Home Builders Total		45,056
Home Furnishings – 0.0%
Norcraft Companies LP/Norcraft Finance Corp.
10.500% 12/15/15	70,000	73,150
Home Furnishings Total		73,150
Housewares – 0.0%
Libbey Glass, Inc.
10.000% 02/15/15 (d)	65,000	69,875
Housewares Total		69,875
Lodging – 0.1%
MGM Resorts International
9.000% 03/15/20 (d)	65,000	68,412
11.375% 03/01/18	40,000	38,100
11.375% 03/01/18 (d)	20,000	19,050
Wyndham Worldwide Corp.
6.000% 12/01/16	110,000	114,755
Lodging Total		240,317
Retail – 0.3%
CVS Pass-Through Trust
7.507% 01/10/32 (d)	222,549	261,130
Michaels Stores, Inc.
11.375% 11/01/16	10,000	10,863
Neiman Marcus Group, Inc.
PIK, 9.000% 10/15/15	39,000	40,511

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
QVC, Inc.
7.500% 10/01/19 (d)	135,000	141,075
Rite Aid Corp.
8.000% 08/15/20 (d)	10,000	10,150
10.250% 10/15/19	17,000	17,701
Toys R Us - Delaware, Inc.
7.375% 09/01/16 (d)	32,000	32,560
Retail Total		513,990
Consumer Cyclical Total		1,214,588
Consumer Non-Cyclical – 1.5%
Beverages – 0.4%
Anheuser-Busch InBev Worldwide, Inc.
2.500% 03/26/13	275,000	282,143
Bottling Group LLC
6.950% 03/15/14	200,000	237,107
Cott Beverages USA, Inc.
8.125% 09/01/18 (d)	11,000	11,646
Cott Beverages, Inc.
8.375% 11/15/17 (d)	25,000	26,500
Miller Brewing Co.
5.500% 08/15/13 (d)	200,000	219,939
Beverages Total		777,335
Commercial Services – 0.1%
Cardtronics, Inc.
8.250% 09/01/18	25,000	26,312
Garda World Security Corp.
9.750% 03/15/17 (d)	20,000	21,300
Hertz Corp.
7.500% 10/15/18 (d)	20,000	20,000
Interactive Data Corp.
10.250% 08/01/18 (d)	40,000	42,800
Trans Union LLC/TransUnion Financing Corp.
11.375% 06/15/18 (d)	15,000	17,063
United Rentals North America, Inc.
9.250% 12/15/19	20,000	21,650
10.875% 06/15/16	65,000	73,369
Commercial Services Total		222,494
Food – 0.3%
ConAgra Foods, Inc.
5.875% 04/15/14	190,000	216,925
Kraft Foods, Inc.
5.375% 02/10/20	225,000	251,336
Kroger Co.
5.400% 07/15/40	215,000	223,457
Michael Foods, Inc.
9.750% 07/15/18 (d)	25,000	26,750
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
9.250% 04/01/15	30,000	31,200

	Par ($)	Value ($)
U.S. Foodservice
PIK, 10.250% 06/30/15 (d)	3,000	3,015
Food Total		752,683
Healthcare Services – 0.4%
Apria Healthcare Group, Inc.
11.250% 11/01/14	65,000	71,500
Capella Healthcare, Inc.
9.250% 07/01/17 (d)	5,000	5,350
Community Health Systems, Inc.
8.875% 07/15/15	100,000	106,250
HCA, Inc.
7.250% 09/15/20	65,000	69,550
PIK, 9.625% 11/15/16	100,000	108,500
Healthsouth Corp.
8.125% 02/15/20	6,000	6,240
LifePoint Hospitals, Inc.
6.625% 10/01/20 (d)	15,000	15,300
Multiplan, Inc.
9.875% 09/01/18 (d)	26,000	27,170
Radiation Therapy Services, Inc.
9.875% 04/15/17 (d)	20,000	19,750
Roche Holdings, Inc.
6.000% 03/01/19 (d)	200,000	242,293
Select Medical Corp.
7.625% 02/01/15	30,000	29,288
Tenet Healthcare Corp.
8.000% 08/01/20 (d)	35,000	34,912
Vanguard Health Holding Co. II, LLC/Vanguard Holding Co. II, Inc.
8.000% 02/01/18	75,000	76,125
Healthcare Services Total		812,228
Household Products/Wares – 0.1%
Jarden Corp.
8.000% 05/01/16	65,000	69,225
Spectrum Brands Holdings, Inc.
9.500% 06/15/18 (d)	45,000	48,262
Household Products/Wares Total		117,487
Pharmaceuticals – 0.2%
Express Scripts, Inc.
6.250% 06/15/14	175,000	200,918
NBTY, Inc.
9.000% 10/01/18 (d)(e)	5,000	5,250
Omnicare, Inc.
6.875% 12/15/15	55,000	55,550
Valeant Pharmaceuticals International
6.750% 10/01/17 (d)	10,000	10,200
7.000% 10/01/20 (d)	15,000	15,337

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Warner Chilcott Co., LLC/Warner Chilcott Finance LLC
7.750% 09/15/18 (d)	32,000	32,880
Wyeth
5.500% 02/01/14	180,000	204,273
Pharmaceuticals Total		524,408
Consumer Non-Cyclical Total		3,206,635
Energy – 1.9%
Coal – 0.2%
Arch Coal, Inc.
7.250% 10/01/20	3,000	3,169
8.750% 08/01/16	200,000	220,500
Consol Energy, Inc.
8.000% 04/01/17 (d)	50,000	54,125
8.250% 04/01/20 (d)	50,000	54,625
Coal Total		332,419
Oil & Gas – 1.0%
Anadarko Petroleum Corp.
6.200% 03/15/40	275,000	268,093
Berry Petroleum Co.
8.250% 11/01/16	5,000	5,125
Brigham Exploration Co.
8.750% 10/01/18 (d)	10,000	10,300
Canadian Natural Resources Ltd.
5.700% 05/15/17	200,000	230,126
Chesapeake Energy Corp.
6.625% 08/15/20	70,000	73,150
Comstock Resources, Inc.
8.375% 10/15/17	4,000	4,125
Concho Resources, Inc.
8.625% 10/01/17	65,000	68,900
Continental Resources, Inc.
7.125% 04/01/21 (d)	15,000	15,600
Denbury Resources, Inc.
7.500% 12/15/15	65,000	67,437
EXCO Resources, Inc.
7.500% 09/15/18	45,000	44,719
Forest Oil Corp.
7.250% 06/15/19	65,000	66,463
Hilcorp Energy I LP/Hilcorp Finance Co.
7.750% 11/01/15 (d)	80,000	80,800
Nexen, Inc.
5.875% 03/10/35	210,000	214,301
PetroHawk Energy Corp.
7.250% 08/15/18 (d)	20,000	20,400
7.875% 06/01/15	110,000	115,225
Petroleos Mexicanos
5.500% 01/21/21 (d)	230,000	244,950
QEP Resources, Inc.
6.875% 03/01/21	30,000	32,475

	Par ($)	Value ($)
Quicksilver Resources, Inc.
8.250% 08/01/15	15,000	15,825
9.125% 08/15/19	65,000	71,256
Range Resources Corp.
6.750% 08/01/20	25,000	26,000
7.500% 05/15/16	200,000	209,000
SandRidge Energy, Inc.
PIK, 8.625% 04/01/15	30,000	30,000
Talisman Energy, Inc.
6.250% 02/01/38	180,000	197,922
Oil & Gas Total		2,112,192
Oil & Gas Services – 0.2%
Expro Finance Luxembourg SCA
8.500% 12/15/16 (d)	50,000	47,625
Weatherford International Ltd.
5.150% 03/15/13	190,000	203,435
6.750% 09/15/40	230,000	239,724
Oil & Gas Services Total		490,784
Pipelines – 0.5%
El Paso Corp.
6.875% 06/15/14	195,000	208,484
7.750% 01/15/32	55,000	57,110
Energy Transfer Equity LP
7.500% 10/15/20	45,000	47,363
Enterprise Products Operating LLC
4.600% 08/01/12	190,000	200,097
Regency Energy Partners LP/Regency Energy Finance Corp.
9.375% 06/01/16 (d)	195,000	214,987
TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/17) (f)(g)	245,000	229,075
Williams Partners LP
7.250% 02/01/17	180,000	214,407
Pipelines Total		1,171,523
Energy Total		4,106,918
Financials – 5.0%
Banks – 2.9%
ANZ National International Ltd.
6.200% 07/19/13 (d)	250,000	277,845
Barclays Bank PLC
6.750% 05/22/19	375,000	445,638
Bear Stearns Companies LLC
7.250% 02/01/18	425,000	517,707
Capital One Financial Corp.
5.500% 06/01/15	250,000	275,015

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
CIT Group, Inc.
7.000% 05/01/17	225,000	220,219
Citicorp Lease Pass-Through Trust
8.040% 12/15/19 (d)	750,000	880,791
Citigroup Funding, Inc.
2.000% 03/30/12 (h)	800,000	816,760
Commonwealth Bank of Australia
3.750% 10/15/14 (d)	200,000	213,743
Credit Suisse/New York NY
6.000% 02/15/18	325,000	358,919
Goldman Sachs Group, Inc.
5.350% 01/15/16	215,000	236,374
Keycorp
6.500% 05/14/13	225,000	246,587
Merrill Lynch & Co., Inc.
6.875% 04/25/18	525,000	588,890
Morgan Stanley
6.750% 04/15/11	150,000	154,497
Royal Bank of Scotland PLC
3.950% 09/21/15	300,000	303,137
Santander U.S. Debt SA Unipersonal
2.991% 10/07/13 (d)(e)	200,000	199,640
Wachovia Corp.
4.875% 02/15/14	375,000	400,710
Banks Total		6,136,472
Diversified Financial Services – 1.0%
Ally Financial, Inc.
7.500% 09/15/20 (d)	15,000	15,975
8.000% 03/15/20 (d)	175,000	191,187
American General Finance Corp.
6.900% 12/15/17	85,000	70,975
E*Trade Financial Corp.
7.375% 09/15/13	10,000	9,775
7.875% 12/01/15	25,000	24,438
PIK, 12.500% 11/30/17	25,000	28,500
ERAC USA Finance LLC
6.375% 10/15/17 (d)	200,000	232,509
Ford Motor Credit Co., LLC
6.625% 08/15/17	100,000	106,544
8.000% 12/15/16	75,000	84,778
General Electric Capital Corp.
2.250% 03/12/12	800,000	820,409
5.000% 01/08/16	430,000	472,423
International Lease Finance Corp.
8.750% 03/15/17 (d)	30,000	32,175
8.875% 09/01/17	35,000	37,800
Lehman Brothers Holdings, Inc.
5.750% 07/18/11 (i)	350,000	77,437

	Par ($)	Value ($)
Pinafore LLC/Pinafore, Inc.
9.000% 10/01/18 (d)	5,000	5,250
Diversified Financial Services Total		2,210,175
Insurance – 0.8%
Chubb Corp.
5.750% 05/15/18	150,000	173,592
CNA Financial Corp.
7.350% 11/15/19	185,000	208,001
ING Groep NV
5.775% 12/29/49 (12/08/15) (f)(g)	25,000	22,438
Lincoln National Corp.
8.750% 07/01/19	175,000	225,113
MetLife, Inc.
6.817% 08/15/18	210,000	253,357
Principal Life Income Funding Trusts
5.300% 04/24/13	225,000	243,460
Prudential Financial, Inc.
6.100% 06/15/17	200,000	224,070
Transatlantic Holdings, Inc.
8.000% 11/30/39	200,000	208,381
UnitedHealth Group, Inc.
5.250% 03/15/11	200,000	203,801
Insurance Total		1,762,213
Investment Companies – 0.0%
Offshore Group Investments Ltd.
11.500% 08/01/15 (d)	50,000	52,500
Investment Companies Total		52,500
Real Estate Investment Trusts (REITs) – 0.3%
Duke Realty LP
8.250% 08/15/19	200,000	236,858
Kimco Realty Corp.
4.300% 02/01/18	180,000	182,397
Simon Property Group LP
6.750% 02/01/40	170,000	200,468
Real Estate Investment Trusts (REITs) Total		619,723
Financials Total		10,781,083
Industrials – 0.8%
Aerospace & Defense – 0.2%
Esterline Technologies Corp.
7.000% 08/01/20 (d)	5,000	5,175
Kratos Defense & Security Solutions, Inc.
10.000% 06/01/17	15,000	15,900
United Technologies Corp.
5.375% 12/15/17	250,000	293,667
Aerospace & Defense Total		314,742

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Building Materials – 0.0%
Gibraltar Industries, Inc.
8.000% 12/01/15	15,000	14,625
Nortek, Inc.
11.000% 12/01/13	20,000	21,250
Building Materials Total		35,875
Machinery-Diversified – 0.1%
Case New Holland, Inc.
7.875% 12/01/17 (d)	55,000	59,744
Manitowoc Co., Inc.
9.500% 02/15/18	65,000	67,925
Machinery-Diversified Total		127,669
Miscellaneous Manufacturing – 0.2%
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	180,000	222,720
SPX Corp.
6.875% 09/01/17 (d)	18,000	19,080
Tyco International Ltd./Tyco International Finance SA
7.000% 12/15/19	180,000	224,064
Miscellaneous Manufacturing Total		465,864
Packaging & Containers – 0.1%
Graphic Packaging International, Inc.
7.875% 10/01/18	8,000	8,220
9.500% 06/15/17	140,000	149,100
Packaging & Containers Total		157,320
Transportation – 0.2%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	225,000	259,604
Canadian Pacific Railway Co.
4.450% 03/15/23	220,000	224,491
Transportation Total		484,095
Industrials Total		1,585,565
Technology – 0.2%
Networking Products – 0.1%
Cisco Systems, Inc.
4.950% 02/15/19	195,000	223,083
Networking Products Total		223,083
Semiconductors – 0.0%
Freescale Semiconductor, Inc.
9.250% 04/15/18 (d)	20,000	20,800
NXP BV/NXP Funding LLC
9.750% 08/01/18 (d)	65,000	69,225
Semiconductors Total		90,025
Software – 0.1%
First Data Corp.
8.875% 08/15/20 (d)	35,000	36,312
9.875% 09/24/15	35,000	28,613

	Par ($)	Value ($)
Oracle Corp.
6.500% 04/15/38	190,000	236,006
Software Total		300,931
Technology Total		614,039
Utilities – 1.0%
Electric – 0.7%
Commonwealth Edison Co.
6.150% 09/15/17	200,000	236,926
Consolidated Edison Co. of New York
5.850% 03/15/36	185,000	210,748
Dominion Resources, Inc.
5.200% 08/15/19	190,000	217,266
Dynegy Holdings, Inc.
7.500% 06/01/15	15,000	11,812
7.750% 06/01/19	16,000	10,960
Edison Mission Energy
7.000% 05/15/17	40,000	28,900
Energy Future Holdings Corp.
10.000% 01/15/20 (d)	40,000	39,710
Indiana Michigan Power Co.
5.650% 12/01/15	175,000	197,375
Nevada Power Co.
6.500% 08/01/18	90,000	108,900
NRG Energy, Inc.
7.375% 01/15/17	40,000	41,000
Pacific Gas & Electric Co.
5.800% 03/01/37	200,000	222,108
Progress Energy, Inc.
7.750% 03/01/31	200,000	264,021
Electric Total		1,589,726
Gas – 0.3%
Atmos Energy Corp.
6.350% 06/15/17	175,000	200,401
Nisource Finance Corp.
6.400% 03/15/18	200,000	231,949
Sempra Energy
6.500% 06/01/16	180,000	215,363
Gas Total		647,713
Utilities Total		2,237,439
Total Corporate Fixed-Income Bonds & Notes (Cost of $28,298,140)		30,305,040
Mortgage-Backed Securities – 9.9%
Federal Home Loan Mortgage Corp.
4.500% 01/01/40	2,310,375	2,405,341
4.500% 06/01/40	1,715,638	1,786,159
4.500% 07/01/40	347,883	362,182
4.500% 09/01/40	1,425,000	1,483,574

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
5.000% 06/01/36	428,462	451,182
5.000% 02/01/38	604,573	635,560
5.000% 04/01/38	674,999	709,595
5.000% 08/01/40	549,865	577,993
5.000% 09/01/40	1,824,818	1,918,163
5.500% 12/01/38	675,000	716,462
5.500% 01/01/39	1,249,876	1,326,650
6.000% 01/01/38	675,000	724,938
6.500% 02/01/11	429	433
6.500% 04/01/11	4,195	4,431
6.500% 05/01/11	2,125	2,300
6.500% 10/01/11	4,706	4,845
6.500% 07/01/16	6,961	7,471
6.500% 04/01/26	19,083	21,064
6.500% 06/01/26	25,719	28,388
6.500% 02/01/27	22,704	25,135
6.500% 06/01/31	26,906	29,875
6.500% 07/01/31	8,171	9,072
7.000% 07/01/28	29,903	33,864
7.000% 04/01/29	20,074	22,733
7.000% 01/01/30	4,390	4,976
7.000% 06/01/31	5,731	6,502
7.000% 08/01/31	64,404	73,072
7.500% 08/01/15	268	289
7.500% 01/01/30	43,133	49,184
8.000% 09/01/15	15,399	16,738
TBA,
5.000% 12/01/40 (e)	725,000	761,476
Federal National Mortgage Association
4.000% 01/01/25	462,795	483,786
4.500% 04/01/40	830,741	866,057
4.500% 05/01/40	253,310	264,079
5.000% 01/01/38	662,584	698,030
5.000% 05/01/40	1,356,685	1,429,051
5.500% 03/01/37	1,062,756	1,132,894
5.500% 06/01/37	300,493	319,697
5.500% 04/01/39	681,535	725,091
6.000% 03/01/39	316,512	340,571
6.500% 03/01/11	572	619
7.000% 03/01/15	25,853	27,658
7.000% 07/01/16	6,561	7,150
7.000% 02/01/31	17,432	19,789
7.000% 07/01/31	58,023	65,908
7.000% 07/01/32	5,206	5,909
7.500% 06/01/15	5,144	5,603
7.500% 08/01/15	27,438	29,886
7.500% 09/01/15	9,063	9,871
7.500% 02/01/31	19,674	22,463
7.500% 08/01/31	15,511	17,720
8.000% 12/01/29	18,451	21,386
8.000% 04/01/30	27,356	31,427

	Par ($)	Value ($)
8.000% 05/01/30	2,585	2,996
8.000% 07/01/31	23,545	27,302
Government National Mortgage Association
6.000% 04/15/13	1,672	1,814
6.500% 05/15/13	5,774	6,268
6.500% 06/15/13	1,845	2,003
6.500% 08/15/13	1,569	1,703
6.500% 11/15/13	11,085	12,021
6.500% 07/15/14	10,555	11,459
6.500% 01/15/29	4,059	4,560
6.500% 03/15/29	59,823	67,204
6.500% 04/15/29	82,243	92,391
6.500% 05/15/29	73,365	82,417
6.500% 07/15/31	33,894	38,034
7.000% 11/15/13	70,532	74,901
7.000% 05/15/29	8,663	9,894
7.000% 09/15/29	22,082	25,219
7.000% 06/15/31	21,839	24,967
7.500% 06/15/23	681	685
7.500% 01/15/26	16,289	18,585
7.500% 09/15/29	23,079	26,424
8.000% 07/15/25	8,535	9,280
8.500% 12/15/30	2,531	3,039
9.000% 12/15/17	15,071	16,701
Total Mortgage-Backed Securities (Cost of $20,902,457)		21,284,159
Government & Agency Obligations – 8.0%
Foreign Government Obligations – 0.5%
Province of Ontario
5.450% 04/27/16	500,000	590,151
Province of Quebec
4.625% 05/14/18	435,000	495,506
Foreign Government Obligations Total		1,085,657
U.S. Government Agencies – 0.1%
Federal Home Loan Bank
5.500% 08/13/14	165,000	192,288
Federal Home Loan Mortgage Corp.
3.125% 10/25/10 (j)	85,000	85,166
U.S. Government Agencies Total		277,454
U.S. Government Obligations – 7.4%
U.S. Treasury Bonds
5.375% 02/15/31	4,280,000	5,510,500
U.S. Treasury Inflation Indexed Bonds
2.125% 02/15/40	75,649	84,532
2.375% 01/15/25	491,542	565,235
3.875% 04/15/29	371,322	516,370
U.S. Treasury Inflation Indexed Notes
1.625% 01/15/15	376,774	402,648

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Government & Agency Obligations (continued)
	Par ($)	Value ($)
1.875% 07/15/13	249,270	264,927
2.000% 01/15/14	277,269	297,372
2.000% 01/15/16	269,110	294,928
2.125% 01/15/19	284,318	320,079
2.625% 07/15/17	220,895	254,685
3.000% 07/15/12	1,685,389	1,789,672
U.S. Treasury Notes
1.375% 10/15/12	3,720,000	3,789,750
2.125% 11/30/14	850,000	888,383
2.375% 10/31/14	750,000	791,602
U.S. Government Obligations Total		15,770,683
Total Government & Agency Obligations (Cost of $15,802,340)		17,133,794
Commercial Mortgage-Backed Securities – 5.1%
Bear Stearns Commercial Mortgage Securities
4.804% 09/11/42	799,749	840,224
5.742% 09/11/42 (10/01/10) (f)(g)	1,000,000	1,109,636
5.746% 09/11/42	707,000	788,948
Commercial Mortgage Pass Through Certificates
5.234% 07/10/37 (10/01/10) (f)(g)	980,000	1,020,335
Credit Suisse First Boston Mortgage Securities Corp.
4.681% 04/15/37	232,847	242,766
GE Capital Commercial Mortgage Corp.
4.819% 01/10/38	725,000	772,137
Greenwich Capital Commercial Funding Corp.
5.190% 04/10/37 (10/01/10) (f)(g)	350,000	377,258
JPMorgan Chase Commercial Mortgage Securities Corp.
4.134% 10/15/37	264,935	276,128
4.824% 10/15/42 (10/01/10) (f)(g)	361,854	382,394
5.201% 08/12/37 (10/01/10) (f)(g)	489,318	517,223
5.440% 06/12/47	1,020,000	1,069,153
5.447% 06/12/47	509,000	545,337
Morgan Stanley Capital I
5.325% 12/15/43	800,000	877,340
5.380% 04/15/49	289,873	297,805
5.809% 12/12/49	1,500,000	1,587,937
Nationslink Funding Corp.
7.104% 01/22/26	380,321	418,106
Total Commercial Mortgage-Backed Securities (Cost of $10,236,926)		11,122,727

Collateralized Mortgage Obligations – 1.4%
	Par ($)	Value ($)
Agency – 1.2%
Federal Home Loan Mortgage Corp.
4.500% 02/15/18	277,199	291,280
4.500% 09/25/24	358,671	375,205
5.000% 05/15/33	720,000	778,118
6.000% 02/15/28	152,905	153,469
Federal National Mortgage Association
4.000% 12/25/20	377,308	390,340
5.000% 12/25/15	42,364	42,359
5.000% 12/25/16	275,000	282,407
Government National Mortgage Association
4.000% 05/16/39	204,583	209,776
Agency Total		2,522,954
Non-Agency – 0.2%
American Mortgage Trust
8.445% 09/27/22 (b)(f)	5,818	3,527
Countrywide Alternative Loan Trust
5.500% 10/25/35	455,884	393,123
Non-Agency Total		396,650
Total Collateralized Mortgage Obligations (Cost of $2,962,729)		2,919,604
Asset-Backed Securities – 0.7%
Franklin Auto Trust
5.360% 05/20/16	989,000	1,013,253
Green Tree Financial Corp.
6.870% 01/15/29	95,754	100,390
Harley-Davidson Motorcycle Trust
5.350% 03/15/13	309,616	314,560
Total Asset-Backed Securities (Cost of $1,391,606)		1,428,203
Convertible Preferred Stocks – 0.4%
	Shares
Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Apache Corp., 6.000%	4,020	233,160
Oil, Gas & Consumable Fuels Total		233,160
Energy Total		233,160
Financials – 0.2%
Commercial Banks – 0.1%
Fifth Third Bancorp., 8.500%	900	115,313
Commercial Banks Total		115,313

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Convertible Preferred Stocks (continued)
	Shares	Value ($)
Diversified Financial Services – 0.1%
Citigroup, Inc., 7.500%	2,098	248,634
Diversified Financial Services Total		248,634
Financials Total		363,947
Industrials – 0.1%
Automobiles – 0.1%
Ford Motor Co. Capital Trust II,
6.500%	6,300	301,833
Automobiles Total		301,833
Industrials Total		301,833
Total Convertible Preferred Stocks (Cost of $846,075)		898,940
Convertible Bonds – 0.1%
	Par ($)
Consumer Cyclical – 0.0%
Auto Manufacturers – 0.0%
Navistar International Corp.
3.000% 10/15/14	80,000	89,900
Auto Manufacturers Total		89,900
Consumer Cyclical Total		89,900
Energy – 0.0%
Oil & Gas Services – 0.0%
Cameron International Corp.
2.500% 06/15/26	13,000	16,786
Oil & Gas Services Total		16,786
Energy Total		16,786
Technology – 0.1%
Computers & Peripherals – 0.1%
EMC Corp.
1.750% 12/01/13	140,000	192,675
Computers & Peripherals Total		192,675
Technology Total		192,675
Total Convertible Bonds (Cost of $287,159)		299,361

Preferred Stock – 0.1%
	Shares	Value ($)
Consumer Staples – 0.1%
Household Products – 0.1%
Henkel AG & Co., KGaA	3,429	184,438
Household Products Total		184,438
Consumer Staples Total		184,438
Total Preferred Stock (Cost of $169,839)		184,438
Investment Company – 0.1%
iShares MSCI EAFE Index Fund	4,901	269,163
Total Investment Company (Cost of $245,487)		269,163
Purchased Call Options – 0.0%
	Contracts
CBOE SPX Volatility Index strike price $30.00, expiration 12/30/10	62	22,320
Total Purchased Call Options (Cost of $16,926)		22,320
	Par ($)
Short-Term Obligation – 3.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/10, due on 10/01/10, at 0.230%, collateralized by U.S. Government Agency obligations with various maturities to 11/20/14, market value $8,628,125 (repurchase proceeds $8,442,054)	8,442,000	8,442,000
Total Short-Term Obligation (Cost of $8,442,000)		8,442,000
Total Investments – 99.5% (Cost of $192,263,579) (k)		213,911,217
Other Assets & Liabilities, Net – 0.5%		983,236
Net Assets – 100.0%		214,894,453

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of these securities amounted to $70,300, which represents less than 0.1% of net assets.

(c)  All or a portion of this security is pledged as collateral for open written option contracts. At September 30, 2010, market value of this security pledged amounted to $391,613.

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, these securities, which are not illiquid, amounted to $5,991,336, which represents 2.8% of net assets.

(e)  Security purchased on a delayed delivery basis.

(f)  The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2010.

(g)  Parenthetical date represents the effective maturity date for the security.

(h)  Security is guaranteed by the Federal Deposit Insurance Corporation.

(i)  The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At September 30, 2010, the value of this security amounted to $77,437 which represents less than 0.1% of net assets.

(j)  All or a portion of this security is held as collateral for open futures contracts. At September 30, 2010, market value of the security pledged amounted to $70,136.

(k)  Cost for federal income tax purposes is $193,725,345.

The following table summarizes the inputs used, as of September 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$12,099,675	$1,761,885	$—	$13,861,560
Consumer Staples	7,605,711	1,254,045	17,139	8,876,895
Energy	14,131,531	1,160,740	—	15,292,271
Financials	16,229,572	3,693,053	—	19,922,625
Health Care	11,405,844	1,112,775	—	12,518,619
Industrials	13,018,351	1,910,242	—	14,928,593
Information Technology	18,363,232	951,115	—	19,314,347
Materials	5,655,879	1,320,893	—	6,976,772
Telecommunication Services	2,052,326	1,130,984	—	3,183,310
Utilities	3,747,239	979,237	—	4,726,476
Total Common Stocks	104,309,360	15,274,969	17,139	119,601,468
Corporate Fixed-Income Bonds & Notes
Basic Materials	—	978,848	—	978,848
Communications	—	5,530,291	49,634	5,579,925
Consumer Cyclical	—	1,214,588	—	1,214,588
Consumer Non-Cyclical	—	3,206,635	—	3,206,635
Energy	—	4,106,918	—	4,106,918
Financials	—	10,781,083	—	10,781,083
Industrials	—	1,585,565	—	1,585,565
Technology	—	614,039	—	614,039
Utilities	—	2,237,439	—	2,237,439
Total Corporate Fixed-Income Bonds & Notes	—	30,255,406	49,634	30,305,040
Total Mortgage-Backed Securities	761,476	20,522,683	—	21,284,159
Government & Agency Obligations
Foreign Government Obligations	—	1,085,657	—	1,085,657
U.S. Government Agencies	—	277,454	—	277,454
U.S. Government Obligations	15,770,683	—	—	15,770,683

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Government & Agency Obligations	$15,770,683	$1,363,111	$—	$17,133,794
Total Commercial Mortgage-Backed Securities	—	11,122,727	—	11,122,727
Collateralized Mortgage Obligations
Agency	—	2,522,954	—	2,522,954
Non- Agency	—	393,123	3,527	396,650
Total Collateralized Mortgage Obligations	—	2,916,077	3,527	2,919,604
Total Asset-Backed Securities	—	1,428,203	—	1,428,203
Convertible Preferred Stocks
Energy	233,160	—	—	233,160
Financials	248,634	115,313	—	363,947
Industrials	301,833	—	—	301,833
Total Convertible Preferred Stocks	783,627	115,313	—	898,940
Total Convertible Bonds	—	299,361	—	299,361
Total Preferred Stock	—	184,438	—	184,438
Total Investment Company	269,163	—	—	269,163
Total Purchased Call Options	22,320	—	—	22,320
Total Short-Term Obligation	—	8,442,000	—	8,442,000
Total Investments	121,916,629	91,924,288	70,300	213,911,217
Unrealized Appreciation on Futures Contracts	151,191	—	—	151,191
Unrealized Depreciation on Futures Contracts	(49,505)	—	—	(49,505)
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	98,839	—	98,839
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(49,148)	—	(49,148)
Total of Written Option Contracts	(8,801)	—	—	(8,801)
Total	$122,009,514	$91,973,979	$70,300	$214,053,793

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

These assets include foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized byt the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and Exchange Traded Funds ("ETF") movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

The following table reconciles asset balances for the year ending September 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of September 30, 2009	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2010
Common Stock Consumer Staples	$—	$—	$—	$(97,818)	$—	$—	$114,957	$—	$17,139
Corporate Fixed-Income Bonds Notes Communications	—	—	—	—	49,634	—	—	—	49,634
Collateralized Mortgage Obligations Non Agency	—	—	74	289	—	(921)	4,085	—	3,527
	$—	$—	$74	$(97,529)	$49,634	$(921)	$119,042	$—	$70,300

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at September 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $(97,529).

Financial Assets were transferred from Level 2 to Level 3 due to be provided by valuation the pricing vendor discontinuing coverage, as a result the security was fair valued by management.

The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy.

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$—	$119,042	$119,042	$—

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Investments in affiliates during the year ended September 30, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc. 6.050% 08/15/12	$373,270	$—	$374,420	$12,352	$—

As of May 1, 2010, this company was no longer an affiliate of the Fund. The above table reflects activity for the period from October 1, 2009 through April 30, 2010.

At September 30, 2010, the Fund held the following open long futures contracts:

Risk Exposure Equity Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	15	$4,262,625	$4,111,434	Dec-2010	$151,191

At September 30, 2010, the Fund held the following open short futures contracts:

Risk Exposure Interest Rate Risk	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized (Depreciation)
5-Year U.S. Treasury Notes	40	$4,834,687	$4,785,182	Dec.-2010	$(49,505)

As of September 30, 2010, cash of $965,000 was pledged as collateral for open futures contracts.

At September 30, 2010, the Fund held the following written call option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
CBOE SPX Volitility Index	$42.5	62	12/22/10	$4,588	$(8,060)
XL Group PLC	23	39	10/16/10	586	(741)
Total written call options: (proceeds $5,174)					$(8,801)

For the year ended September 30, 2010 transactions in written call option contracts were as follows:

Equity Risk	Number of contracts	Premium received
Options outstanding at September 30, 2009	—	—
Options written	1,309	$42,984
Options terminated in closing purchase transactions	(423)	(18,650)
Options exercised	(317)	(3,738)
Options expired	(468)	(15,422)
Options outstanding at September 30, 2010	101	$5,174

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2010

Forward foreign currency exchange contracts outstanding on September 30, 2010 are:

Foreign Exchange Rate Risk

Counterparty	Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
UBS AG	AUD	$851,816	$788,203	11/18/10	$63,613
UBS AG	CAD	88,349	88,789	11/18/10	(440)
UBS AG	CHF	313,571	299,358	11/18/10	14,213
UBS AG	EUR	87,218	82,380	11/18/10	4,838
UBS AG	EUR	35,432	35,544	11/18/10	(112)
UBS AG	GBP	909,257	905,614	11/18/10	3,643
UBS AG	JPY	235,134	230,193	11/18/10	4,941
UBS AG	JPY	113,894	112,633	11/18/10	1,261
UBS AG	SGD	235,706	229,519	11/18/10	6,187
					$98,144
Counterparty	Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
UBS AG	AUD	$69,222	$63,425	11/18/10	$(5,797)
UBS AG	CAD	607,761	605,714	11/18/10	(2,047)
UBS AG	DKK	52,123	49,258	11/18/10	(2,865)
UBS AG	DKK	51,940	48,484	11/18/10	(3,456)
UBS AG	EUR	69,502	64,874	11/18/10	(4,628)
UBS AG	JPY	87,829	87,972	11/18/10	143
UBS AG	KRW	304,352	294,954	11/18/10	(9,398)
UBS AG	NOK	137,911	131,574	11/18/10	(6,337)
UBS AG	SEK	53,642	49,198	11/18/10	(4,444)
UBS AG	THB	52,734	52,732	11/18/10	(2)
UBS AG	TWD	517,401	507,779	11/18/10	(9,622)
					$(48,453)

At September 30, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	55.7
Corporate Fixed-Income Bonds & Notes	14.1
Mortgaged-Backed Securities	9.9
Government & Agency Obligations	8.0
Commercial Mortgage-Backed Securities	5.1
Collateralized Mortgage Obligations	1.4
Asset-Backed Securities	0.7
Convertible Preferred Stocks	0.4
Convertible Bonds	0.1
Preferred Stock	0.1
Purchased Call Options	0.0	*
	95.5
Investment Company	0.1
Short-Term Obligation	3.9
Other Assets & Liabilities, Net	0.5
	100.0

*  Rounds to less than 0.01%.

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

ETF	Exchange Traded Fund

EUR	Euro

GBP	Pound Sterling

GDR	Global Depositary Receipt

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

PIK	Payment-in-Kind

SEK	Swedish Krona

SGD	Singapore Dollar

TBA	To Be Announced

THB	Thailand Baht

TWD	Taiwan Dollar

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Growth Fund

September 30, 2010

Common Stocks – 100.4%
	Shares	Value ($)
Consumer Discretionary – 13.7%
Auto Components – 1.3%
Autoliv, Inc.	242,500	15,842,525
Auto Components Total		15,842,525
Automobiles – 0.8%
Ford Motor Co. (a)	785,600	9,615,744
Automobiles Total		9,615,744
Hotels, Restaurants & Leisure – 2.4%
Las Vegas Sands Corp. (a)	336,600	11,730,510
McDonald's Corp.	98,900	7,369,039
Starbucks Corp.	404,200	10,339,436
Hotels, Restaurants & Leisure Total		29,438,985
Internet & Catalog Retail – 1.5%
Amazon.com, Inc. (a)	121,400	19,067,084
Internet & Catalog Retail Total		19,067,084
Media – 1.2%
Time Warner Cable, Inc.	44,800	2,418,752
Viacom, Inc., Class B	327,700	11,859,463
Media Total		14,278,215
Multiline Retail – 2.2%
Kohl's Corp. (a)	188,300	9,919,644
Target Corp.	316,400	16,908,416
Multiline Retail Total		26,828,060
Specialty Retail – 3.7%
Dick's Sporting Goods, Inc. (a)	192,000	5,383,680
GameStop Corp., Class A (a)	402,500	7,933,275
Limited Brands, Inc.	350,800	9,394,424
Lowe's Companies, Inc.	241,900	5,391,951
TJX Companies, Inc.	376,000	16,780,880
Specialty Retail Total		44,884,210
Textiles, Apparel & Luxury Goods – 0.6%
Lululemon Athletica, Inc. (a)	167,000	7,468,240
Textiles, Apparel & Luxury Goods Total		7,468,240
Consumer Discretionary Total		167,423,063
Consumer Staples – 8.7%
Beverages – 2.5%
Coca-Cola Co.	256,300	14,998,676
Dr Pepper Snapple Group, Inc.	75,329	2,675,686
PepsiCo, Inc.	184,800	12,278,112
Beverages Total		29,952,474
Food & Staples Retailing – 2.1%
Wal-Mart Stores, Inc.	354,300	18,962,136
Whole Foods Market, Inc. (a)	162,900	6,045,219
Food & Staples Retailing Total		25,007,355

	Shares	Value ($)
Food Products – 1.0%
Hershey Co.	176,400	8,394,876
Mead Johnson Nutrition Co., Class A	68,700	3,909,717
Food Products Total		12,304,593
Personal Products – 1.4%
Avon Products, Inc.	405,700	13,027,027
Estée Lauder Companies, Inc., Class A	69,200	4,375,516
Personal Products Total		17,402,543
Tobacco – 1.7%
Philip Morris International, Inc.	373,100	20,901,062
Tobacco Total		20,901,062
Consumer Staples Total		105,568,027
Energy – 8.5%
Energy Equipment & Services – 2.5%
Dresser-Rand Group, Inc. (a)	115,100	4,246,039
Halliburton Co.	530,195	17,533,549
Nabors Industries Ltd. (a)	439,400	7,935,564
Energy Equipment & Services Total		29,715,152
Oil, Gas & Consumable Fuels – 6.0%
Apache Corp.	84,900	8,299,824
Chevron Corp.	182,500	14,791,625
Continental Resources, Inc. (a)	163,300	7,570,588
EOG Resources, Inc.	80,700	7,502,679
Exxon Mobil Corp.	287,500	17,764,625
Occidental Petroleum Corp.	143,242	11,215,848
Peabody Energy Corp.	131,100	6,425,211
Oil, Gas & Consumable Fuels Total		73,570,400
Energy Total		103,285,552
Financials – 6.1%
Capital Markets – 2.5%
Franklin Resources, Inc.	124,800	13,341,120
Morgan Stanley	438,100	10,812,308
T. Rowe Price Group, Inc.	134,200	6,718,723
Capital Markets Total		30,872,151
Commercial Banks – 0.3%
Fifth Third Bancorp.	340,200	4,092,606
Commercial Banks Total		4,092,606
Consumer Finance – 1.2%
American Express Co.	354,600	14,903,838
Consumer Finance Total		14,903,838
Diversified Financial Services – 1.3%
IntercontinentalExchange, Inc. (a)	147,200	15,414,784
Diversified Financial Services Total		15,414,784

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
Insurance – 0.8%
MetLife, Inc.	249,400	9,589,430
Insurance Total		9,589,430
Financials Total		74,872,809
Health Care – 12.1%
Biotechnology – 2.9%
Alexion Pharmaceuticals, Inc. (a)	120,100	7,729,636
Amgen, Inc. (a)	153,100	8,437,341
Celgene Corp. (a)	275,800	15,888,838
Dendreon Corp. (a)	93,400	3,846,212
Biotechnology Total		35,902,027
Health Care Equipment & Supplies – 2.4%
Edwards Lifesciences Corp. (a)	106,400	7,134,120
St. Jude Medical, Inc. (a)	341,800	13,446,412
Varian Medical Systems, Inc. (a)	143,700	8,693,850
Health Care Equipment & Supplies Total		29,274,382
Health Care Providers & Services – 3.3%
Cardinal Health, Inc.	314,100	10,377,864
Express Scripts, Inc. (a)	223,200	10,869,840
UnitedHealth Group, Inc.	224,400	7,878,684
Universal Health Services, Inc., Class B	274,600	10,670,956
Health Care Providers & Services Total		39,797,344
Life Sciences Tools & Services – 1.2%
Life Technologies Corp. (a)	127,000	5,929,630
Thermo Fisher Scientific, Inc. (a)	169,469	8,114,176
Life Sciences Tools & Services Total		14,043,806
Pharmaceuticals – 2.3%
Allergan, Inc.	226,700	15,082,351
Medicis Pharmaceutical Corp., Class A	122,500	3,632,125
Mylan, Inc. (a)	494,400	9,299,664
Pharmaceuticals Total		28,014,140
Health Care Total		147,031,699
Industrials – 13.0%
Aerospace & Defense – 3.2%
Goodrich Corp.	170,200	12,548,846
Precision Castparts Corp.	81,300	10,353,555
United Technologies Corp.	221,100	15,748,953
Aerospace & Defense Total		38,651,354
Air Freight & Logistics – 1.2%
United Parcel Service, Inc., Class B	224,200	14,951,898
Air Freight & Logistics Total		14,951,898

	Shares	Value ($)
Commercial Services & Supplies – 0.9%
Republic Services, Inc.	352,100	10,735,529
Commercial Services & Supplies Total		10,735,529
Industrial Conglomerates – 1.8%
3M Co.	109,900	9,529,429
General Electric Co.	377,800	6,139,250
Tyco International Ltd.	165,000	6,060,450
Industrial Conglomerates Total		21,729,129
Machinery – 5.4%
Cummins, Inc.	135,800	12,300,764
Deere & Co.	179,100	12,497,598
Dover Corp.	250,300	13,068,163
Flowserve Corp.	92,400	10,110,408
Ingersoll-Rand PLC	228,500	8,159,735
Parker Hannifin Corp.	141,200	9,892,472
Machinery Total		66,029,140
Trading Companies & Distributors – 0.5%
W.W. Grainger, Inc.	57,400	6,836,914
Trading Companies & Distributors Total		6,836,914
Industrials Total		158,933,964
Information Technology – 32.9%
Communications Equipment – 3.9%
Cisco Systems, Inc. (a)	1,141,923	25,008,113
QUALCOMM, Inc.	493,500	22,266,720
Communications Equipment Total		47,274,833
Computers & Peripherals – 8.1%
Apple, Inc. (a)	210,517	59,734,199
EMC Corp. (a)	1,276,600	25,927,746
Hewlett-Packard Co.	239,057	10,057,128
SanDisk Corp. (a)	82,000	3,005,300
Computers & Peripherals Total		98,724,373
Electronic Equipment, Instruments & Components – 1.4%
Corning, Inc.	468,300	8,560,524
Tyco Electronics Ltd.	290,500	8,488,410
Electronic Equipment, Instruments & Components Total		17,048,934
Internet Software & Services – 4.0%
Akamai Technologies, Inc. (a)	168,500	8,455,330
Google, Inc., Class A (a)	76,866	40,415,374
Internet Software & Services Total		48,870,704
IT Services – 4.5%
Cognizant Technology Solutions Corp., Class A (a)	243,400	15,691,998
International Business Machines Corp.	170,000	22,803,800

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
Teradata Corp. (a)	243,100	9,373,936
Visa, Inc., Class A	102,000	7,574,520
IT Services Total		55,444,254
Semiconductors & Semiconductor Equipment – 2.5%
Broadcom Corp., Class A	189,300	6,699,327
Netlogic Microsystems, Inc. (a)	268,300	7,399,714
Texas Instruments, Inc.	417,600	11,333,664
Varian Semiconductor Equipment Associates, Inc. (a)	164,500	4,734,310
Semiconductors & Semiconductor Equipment Total		30,167,015
Software – 8.5%
Autodesk, Inc. (a)	415,600	13,286,732
Intuit, Inc. (a)	275,400	12,065,274
Microsoft Corp.	717,198	17,564,179
Nintendo Co., Ltd., ADR	151,547	4,728,266
Oracle Corp.	1,198,236	32,172,637
Rovi Corp. (a)	154,100	7,768,181
Salesforce.com, Inc. (a)	75,900	8,485,620
SuccessFactors, Inc. (a)	313,700	7,877,007
Software Total		103,947,896
Information Technology Total		401,478,009
Materials – 3.3%
Chemicals – 0.3%
CF Industries Holdings, Inc.	36,400	3,476,200
Chemicals Total		3,476,200
Containers & Packaging – 0.7%
Packaging Corp. of America	348,028	8,063,809
Containers & Packaging Total		8,063,809
Metals & Mining – 2.3%
Allegheny Technologies, Inc.	217,100	10,084,295
Freeport-McMoRan Copper & Gold, Inc.	84,100	7,181,299
Newmont Mining Corp.	174,900	10,985,469
Metals & Mining Total		28,251,063
Materials Total		39,791,072
Telecommunication Services – 2.1%
Wireless Telecommunication Services – 2.1%
American Tower Corp., Class A (a)	189,800	9,729,148
Millicom International Cellular SA	71,151	6,826,938
NII Holdings, Inc. (a)	219,906	9,038,137
Wireless Telecommunication Services Total		25,594,223
Telecommunication Services Total		25,594,223
Total Common Stocks (Cost of $1,008,330,134)		1,223,978,418

Short-Term Obligation – 0.5%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/10, due 10/01/10, at 0.220%, collateralized by a U.S. Treasury obligation maturing 05/15/19, market value $6,615,850 (repurchase proceeds $6,483,040)	6,483,000	6,483,000
Total Short-Term Obligation (Cost of $6,483,000)		6,483,000
Total Investments – 100.9% (Cost of $1,014,813,134) (b)		1,230,461,418
Other Assets & Liabilities, Net – (0.9)%		(11,241,145)
Net Assets – 100.0%		1,219,220,273

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,017,621,164.

The following table summarizes the inputs used, as of September 30, 2010, in valuing the Fund's assets:

Description	Quoted (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,223,978,418	$—	$—	$1,223,978,418
Total Short-Term Obligation	—	6,483,000	—	6,483,000
Total Investments	$1,223,978,418	$6,483,000	$—	$1,230,461,418

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

September 30, 2010

At September 30, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	32.9
Consumer Discretionary	13.7
Industrials	13.0
Health Care	12.1
Consumer Staples	8.7
Energy	8.5
Financials	6.1
Materials	3.3
Telecommunication Services	2.1
100.4
Short-Term Obligation	0.5
Other Assets & Liabilities, Net	(0.9)
100.0
Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Disciplined Value Fund

September 30, 2010

Common Stocks – 101.6%
	Shares	Value ($)
Consumer Discretionary – 7.4%
Auto Components – 0.7%
Lear Corp. (a)	12,500	986,625
TRW Automotive Holdings Corp. (a)	13,300	552,748
Auto Components Total		1,539,373
Hotels, Restaurants & Leisure – 0.1%
Hyatt Hotels Corp., Class A (a)	2,900	108,431
Hotels, Restaurants & Leisure Total		108,431
Household Durables – 0.1%
Garmin Ltd.	8,400	254,940
Household Durables Total		254,940
Media – 4.8%
Comcast Corp., Class A	243,975	4,411,068
DISH Network Corp., Class A	24,350	466,546
Time Warner Cable, Inc.	13,350	720,766
Time Warner, Inc.	138,550	4,246,558
Viacom, Inc., Class B	7,180	259,844
Media Total		10,104,782
Multiline Retail – 0.1%
Macy's, Inc.	7,360	169,942
Multiline Retail Total		169,942
Specialty Retail – 1.6%
Gap, Inc.	87,960	1,639,574
Limited Brands, Inc.	60,120	1,610,014
Specialty Retail Total		3,249,588
Consumer Discretionary Total		15,427,056
Consumer Staples – 10.4%
Food & Staples Retailing – 2.3%
Wal-Mart Stores, Inc.	89,200	4,773,984
Food & Staples Retailing Total		4,773,984
Food Products – 3.0%
Corn Products International, Inc.	24,400	915,000
Del Monte Foods Co.	157,615	2,066,333
Hershey Co.	69,185	3,292,514
Food Products Total		6,273,847
Household Products – 1.5%
Kimberly-Clark Corp.	2,170	141,159
Procter & Gamble Co.	48,830	2,928,335
Household Products Total		3,069,494
Tobacco – 3.6%
Altria Group, Inc.	85,660	2,057,553
Lorillard, Inc.	9,475	760,937
Philip Morris International, Inc.	84,190	4,716,324
Tobacco Total		7,534,814
Consumer Staples Total		21,652,139

	Shares	Value ($)
Energy – 11.4%
Energy Equipment & Services – 1.0%
National-Oilwell Varco, Inc.	22,475	999,463
Oceaneering International, Inc. (a)	3,200	172,352
Rowan Companies, Inc. (a)	30,790	934,785
Energy Equipment & Services Total		2,106,600
Oil, Gas & Consumable Fuels – 10.4%
Alpha Natural Resources, Inc. (a)	21,600	888,840
Apache Corp.	48,050	4,697,368
Chevron Corp.	108,540	8,797,167
ConocoPhillips	71,070	4,081,550
Devon Energy Corp.	18,215	1,179,239
Marathon Oil Corp.	18,400	609,040
Valero Energy Corp.	13,305	232,971
Whiting Petroleum Corp. (a)	11,595	1,107,438
Oil, Gas & Consumable Fuels Total		21,593,613
Energy Total		23,700,213
Financials – 27.8%
Capital Markets – 1.3%
Franklin Resources, Inc.	10,950	1,170,555
Goldman Sachs Group, Inc.	10,570	1,528,210
Capital Markets Total		2,698,765
Commercial Banks – 1.3%
Fifth Third Bancorp.	39,640	476,869
KeyCorp	29,165	232,153
PNC Financial Services Group, Inc.	13,725	712,465
Wells Fargo & Co.	51,665	1,298,342
Commercial Banks Total		2,719,829
Consumer Finance – 2.2%
Capital One Financial Corp.	13,305	526,213
Discover Financial Services	148,175	2,471,559
SLM Corp. (a)	141,980	1,639,869
Consumer Finance Total		4,637,641
Diversified Financial Services – 7.8%
Bank of America Corp.	131,525	1,724,293
Citigroup, Inc. (a)	1,604,700	6,258,330
JPMorgan Chase & Co.	212,720	8,098,250
NYSE Euronext	7,200	205,704
Diversified Financial Services Total		16,286,577
Insurance – 10.2%
AFLAC, Inc.	68,900	3,562,819
Allied World Assurance Holdings Ltd.	31,775	1,798,147
Allstate Corp.	13,900	438,545
AON Corp.	96,000	3,754,560
Berkshire Hathaway, Inc., Class B (a)	24,160	1,997,549

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
Brown & Brown, Inc.	70,500	1,423,395
CNA Financial Corp. (a)	20,800	582,192
Hartford Financial Services Group, Inc.	63,705	1,462,030
Protective Life Corp.	124,810	2,715,866
Reinsurance Group of America, Inc.	70,795	3,418,690
Insurance Total		21,153,793
Real Estate Investment Trusts (REITs) – 5.0%
Annaly Capital Management, Inc.	154,170	2,713,392
Apartment Investment & Management Co., Class A	153,300	3,277,554
Hospitality Properties Trust	80,035	1,787,182
Simon Property Group, Inc.	27,410	2,542,003
Real Estate Investment Trusts (REITs) Total		10,320,131
Financials Total		57,816,736
Health Care – 13.5%
Biotechnology – 2.7%
Amgen, Inc. (a)	57,880	3,189,767
Biogen Idec, Inc. (a)	42,700	2,396,324
Biotechnology Total		5,586,091
Health Care Providers & Services – 4.5%
AmerisourceBergen Corp.	1,395	42,771
Cardinal Health, Inc.	9,155	302,481
Humana, Inc. (a)	72,170	3,625,821
Lincare Holdings, Inc.	2,990	75,019
UnitedHealth Group, Inc.	150,255	5,275,453
Health Care Providers & Services Total		9,321,545
Pharmaceuticals – 6.3%
Abbott Laboratories	4,530	236,647
Bristol-Myers Squibb Co.	29,230	792,425
Eli Lilly & Co.	116,800	4,266,704
Endo Pharmaceuticals Holdings, Inc. (a)	54,930	1,825,873
Johnson & Johnson	33,975	2,105,091
Merck & Co., Inc.	62,195	2,289,398
Pfizer, Inc.	91,785	1,575,949
Pharmaceuticals Total		13,092,087
Health Care Total		27,999,723
Industrials – 9.3%
Aerospace & Defense – 2.4%
Raytheon Co.	60,970	2,786,939
United Technologies Corp.	32,185	2,292,537
Aerospace & Defense Total		5,079,476

	Shares	Value ($)
Commercial Services & Supplies – 1.5%
R.R. Donnelley & Sons Co.	182,095	3,088,331
Commercial Services & Supplies Total		3,088,331
Industrial Conglomerates – 3.7%
General Electric Co.	474,570	7,711,763
Industrial Conglomerates Total		7,711,763
Machinery – 0.4%
Dover Corp.	8,870	463,103
Eaton Corp.	3,775	311,400
Machinery Total		774,503
Road & Rail – 1.3%
Ryder System, Inc.	62,690	2,681,251
Road & Rail Total		2,681,251
Industrials Total		19,335,324
Information Technology – 5.6%
Computers & Peripherals – 1.4%
Hewlett-Packard Co.	58,140	2,445,950
Lexmark International, Inc., Class A (a)	9,300	414,966
Computers & Peripherals Total		2,860,916
IT Services – 0.3%
Teradata Corp. (a)	13,660	526,730
IT Services Total		526,730
Semiconductors & Semiconductor Equipment – 1.3%
Intel Corp.	100,665	1,935,788
Texas Instruments, Inc.	31,710	860,609
Semiconductors & Semiconductor Equipment Total		2,796,397
Software – 2.6%
Microsoft Corp.	224,535	5,498,862
Software Total		5,498,862
Information Technology Total		11,682,905
Materials – 3.5%
Chemicals – 3.4%
Ashland, Inc.	36,145	1,762,792
Cabot Corp.	34,705	1,130,342
Eastman Chemical Co.	34,870	2,580,380
Lubrizol Corp.	14,060	1,489,938
PPG Industries, Inc.	900	65,520
Chemicals Total		7,028,972

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
Metals & Mining – 0.1%
Freeport-McMoRan Copper & Gold, Inc.	1,890	161,387
Metals & Mining Total		161,387
Materials Total		7,190,359
Telecommunication Services – 5.3%
Diversified Telecommunication Services – 5.3%
AT&T, Inc.	159,615	4,564,989
Qwest Communications International, Inc.	193,385	1,212,524
Verizon Communications, Inc.	163,620	5,332,376
Diversified Telecommunication Services Total		11,109,889
Telecommunication Services Total		11,109,889
Utilities – 7.4%
Electric Utilities – 3.5%
DPL, Inc.	53,140	1,388,548
Edison International	13,400	460,826
Entergy Corp.	11,325	866,703
Exelon Corp.	100,045	4,259,916
FirstEnergy Corp.	5,580	215,053
Electric Utilities Total		7,191,046
Gas Utilities – 0.7%
Energen Corp.	2,925	133,731
Questar Corp.	69,500	1,218,335
UGI Corp.	2,265	64,801
Gas Utilities Total		1,416,867
Multi-Utilities – 3.2%
NiSource, Inc.	47,000	817,800
NSTAR	49,135	1,933,462
Public Service Enterprise Group, Inc.	119,960	3,968,277
Multi-Utilities Total		6,719,539
Utilities Total		15,327,452
Total Common Stocks (Cost of $182,672,677)		211,241,796

Short-Term Obligation – 0.8%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/10, due 10/01/10 at 0.220%, collateralized by a U.S. Treasury obligation maturing 05/15/19, market value $1,578,538 (repurchase proceeds $1,547,009)	1,547,000	1,547,000
Total Short-Term Obligation (Cost of $1,547,000)		1,547,000
Total Investments – 102.4% (Cost of $184,219,677) (b)		212,788,796
Other Assets & Liabilities, Net – (2.4)%		(4,959,373)
Net Assets – 100.0%		207,829,423

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $184,707,247.

The following table summarizes the inputs used, as of September 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$211,241,796	$—	$—	$211,241,796
Total Short-Term Obligation	—	1,547,000	—	1,547,000
Total Investments	$211,241,796	$1,547,000	$—	$212,788,796

The Fund's assets assigned to the Level 2 input category represent certain short-term obligatons which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At September 30, 2010, the Fund held investments in the following sectors:

Sector (unaudited)	% of Net Assets
Financials	27.8
Health Care	13.5
Energy	11.4
Consumer Staples	10.4
Industrials	9.3
Consumer Discretionary	7.4
Utilities	7.4
Information Technology	5.6
Telecommunication Services	5.3
Materials	3.5
101.6
Short Term Obligation	0.8
Other Assets & Liabilities, Net	(2.4)
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Contrarian Core Fund

September 30, 2010

Common Stocks – 100.1%
	Shares	Value ($)
Consumer Discretionary – 8.3%
Hotels, Restaurants & Leisure – 1.4%
Carnival Corp.	169,000	6,457,490
Las Vegas Sands Corp. (a)	44,000	1,533,400
Hotels, Restaurants & Leisure Total		7,990,890
Media – 1.7%
Comcast Corp., Class A	556,000	10,052,480
Media Total		10,052,480
Multiline Retail – 3.4%
Kohl's Corp. (a)	138,200	7,280,376
Target Corp.	233,000	12,451,520
Multiline Retail Total		19,731,896
Specialty Retail – 1.2%
American Eagle Outfitters, Inc.	280,100	4,190,296
GameStop Corp., Class A (a)	154,600	3,047,166
Specialty Retail Total		7,237,462
Textiles, Apparel & Luxury Goods – 0.6%
NIKE, Inc., Class B	46,300	3,710,482
Textiles, Apparel & Luxury Goods Total		3,710,482
Consumer Discretionary Total		48,723,210
Consumer Staples – 9.2%
Beverages – 1.9%
PepsiCo, Inc.	173,900	11,553,916
Beverages Total		11,553,916
Food & Staples Retailing – 1.9%
CVS Caremark Corp.	349,200	10,989,324
Food & Staples Retailing Total		10,989,324
Food Products – 1.7%
Kraft Foods, Inc., Class A	323,200	9,973,952
Food Products Total		9,973,952
Personal Products – 0.6%
Herbalife Ltd.	63,500	3,832,225
Personal Products Total		3,832,225
Tobacco – 3.1%
Philip Morris International, Inc.	323,400	18,116,868
Tobacco Total		18,116,868
Consumer Staples Total		54,466,285
Energy – 14.1%
Energy Equipment & Services – 2.3%
Halliburton Co.	237,900	7,867,353
Schlumberger Ltd.	94,100	5,797,501
Energy Equipment & Services Total		13,664,854

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 11.8%
Alpha Natural Resources, Inc. (a)	127,400	5,242,510
Apache Corp.	97,500	9,531,600
Chevron Corp.	182,100	14,759,205
ConocoPhillips	94,500	5,427,135
Devon Energy Corp.	71,300	4,615,962
Exxon Mobil Corp.	289,300	17,875,847
Petroleo Brasileiro SA, ADR	202,100	6,632,922
Suncor Energy, Inc.	166,800	5,429,340
Oil, Gas & Consumable Fuels Total		69,514,521
Energy Total		83,179,375
Financials – 16.0%
Capital Markets – 6.6%
Bank of New York Mellon Corp.	245,200	6,407,076
Goldman Sachs Group, Inc.	112,000	16,192,960
Invesco Ltd.	222,500	4,723,675
State Street Corp.	231,900	8,733,354
Waddell & Reed Financial, Inc., Class A	103,200	2,823,552
Capital Markets Total		38,880,617
Commercial Banks – 1.6%
Itau Unibanco Holding SA, ADR	142,100	3,435,978
Wells Fargo & Co.	240,522	6,044,318
Commercial Banks Total		9,480,296
Diversified Financial Services – 4.1%
Citigroup, Inc. (a)	2,416,900	9,425,910
JPMorgan Chase & Co.	391,372	14,899,532
Diversified Financial Services Total		24,325,442
Insurance – 3.7%
AON Corp.	186,200	7,282,282
Berkshire Hathaway, Inc., Class B (a)	71,450	5,907,486
MetLife, Inc.	229,600	8,828,120
Insurance Total		22,017,888
Financials Total		94,704,243
Health Care – 11.0%
Biotechnology – 1.9%
Amgen, Inc. (a)	97,400	5,367,714
Celgene Corp. (a)	104,800	6,037,528
Biotechnology Total		11,405,242
Health Care Equipment & Supplies – 0.7%
Baxter International, Inc.	86,000	4,103,060
Health Care Equipment & Supplies Total		4,103,060

See Accompanying Notes to Financial Statements.

Columbia Contrarian Core Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
Health Care Providers & Services – 2.6%
Cardinal Health, Inc.	170,900	5,646,536
Express Scripts, Inc. (a)	87,800	4,275,860
Medco Health Solutions, Inc. (a)	109,515	5,701,351
Health Care Providers & Services Total		15,623,747
Life Sciences Tools & Services – 1.6%
Thermo Fisher Scientific, Inc. (a)	197,250	9,444,330
Life Sciences Tools & Services Total		9,444,330
Pharmaceuticals – 4.2%
Abbott Laboratories	284,387	14,856,376
Pfizer, Inc.	309,000	5,305,530
Teva Pharmaceutical Industries Ltd., ADR	84,600	4,462,650
Pharmaceuticals Total		24,624,556
Health Care Total		65,200,935
Industrials – 12.2%
Aerospace & Defense – 2.6%
Honeywell International, Inc.	161,550	7,098,507
United Technologies Corp.	114,000	8,120,220
Aerospace & Defense Total		15,218,727
Air Freight & Logistics – 1.4%
FedEx Corp.	100,700	8,609,850
Air Freight & Logistics Total		8,609,850
Commercial Services & Supplies – 1.4%
Avery Dennison Corp.	222,400	8,255,488
Commercial Services & Supplies Total		8,255,488
Electrical Equipment – 0.8%
Sensata Technologies Holding NV (a)	229,600	4,536,896
Electrical Equipment Total		4,536,896
Industrial Conglomerates – 2.4%
General Electric Co.	643,440	10,455,900
Tyco International Ltd.	103,500	3,801,555
Industrial Conglomerates Total		14,257,455
Machinery – 1.7%
Illinois Tool Works, Inc.	211,800	9,958,836
Machinery Total		9,958,836
Road & Rail – 1.9%
Union Pacific Corp.	135,820	11,110,076
Road & Rail Total		11,110,076
Industrials Total		71,947,328

	Shares	Value ($)
Information Technology – 21.6%
Communications Equipment – 4.0%
Cisco Systems, Inc. (a)	474,500	10,391,550
Motorola, Inc. (a)	358,700	3,059,711
QUALCOMM, Inc.	229,600	10,359,552
Communications Equipment Total		23,810,813
Computers & Peripherals – 5.0%
Apple, Inc. (a)	76,700	21,763,625
EMC Corp. (a)	377,400	7,664,994
Computers & Peripherals Total		29,428,619
Electronic Equipment, Instruments & Components – 1.0%
Corning, Inc.	314,700	5,752,716
Electronic Equipment, Instruments & Components Total		5,752,716
Internet Software & Services – 4.4%
eBay, Inc. (a)	501,800	12,243,920
Google, Inc., Class A (a)	26,900	14,143,751
Internet Software & Services Total		26,387,671
IT Services – 3.8%
International Business Machines Corp.	113,900	15,278,546
Visa, Inc., Class A	94,000	6,980,440
IT Services Total		22,258,986
Semiconductors & Semiconductor Equipment – 1.3%
Atmel Corp. (a)	979,200	7,794,432
Semiconductors & Semiconductor Equipment Total		7,794,432
Software – 2.1%
Adobe Systems, Inc. (a)	165,900	4,338,285
Microsoft Corp.	327,120	8,011,169
Software Total		12,349,454
Information Technology Total		127,782,691
Materials – 5.8%
Chemicals – 3.5%
Air Products & Chemicals, Inc.	120,900	10,012,938
Celanese Corp., Series A	142,200	4,564,620
Syngenta AG, ADR	122,600	6,104,254
Chemicals Total		20,681,812
Metals & Mining – 2.3%
Freeport-McMoRan Copper & Gold, Inc.	85,100	7,266,689
Vale SA, ADR	197,000	6,160,190
Metals & Mining Total		13,426,879
Materials Total		34,108,691

See Accompanying Notes to Financial Statements.

Columbia Contrarian Core Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 0.9%
Wireless Telecommunication Services – 0.9%
MetroPCS Communications, Inc. (a)	264,700	2,768,762
Millicom International Cellular SA	24,400	2,341,180
Wireless Telecommunication Services Total		5,109,942
Telecommunication Services Total		5,109,942
Utilities – 1.0%
Independent Power Producers & Energy Traders – 1.0%
AES Corp. (a)	504,700	5,728,345
Independent Power Producers & Energy Traders Total		5,728,345
Utilities Total		5,728,345
Total Common Stocks (Cost of $507,394,667)		590,951,045
	Par ($)
Short-Term Obligation – 0.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/10, due 10/01/10 at 0.220%, collateralized by a U.S. Treasury obligation maturing 05/15/19, market value $161,625 (repurchase proceeds $158,001)	158,000	158,000
Total Short-Term Obligation (Cost of $158,000)		158,000
Total Investments – 100.1% (Cost of $507,552,667) (b)		591,109,045
Other Assets & Liabilities, Net – (0.1)%		(617,473)
Net Assets – 100.0%		590,491,572

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $510,889,362.

The following table summarizes the inputs used, as of September 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$590,951,045	$—	$—	$590,951,045
Total Short-Term Obligation	—	158,000	—	158,000
Total Investments	$590,951,045	$158,000	$—	$591,109,045

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At September 30, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	21.6
Financials	16.0
Energy	14.1
Industrials	12.2
Health Care	11.0
Consumer Staples	9.2
Consumer Discretionary	8.3
Materials	5.8
Utilities	1.0
Telecommunication Services	0.9
	100.1
Short-Term Obligation	0.0	*
Other Assets & Liabilities, Net	(0.1)
	100.0

*  Round to less than 0.1%.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Core Fund

September 30, 2010

Common Stocks – 98.0%
	Shares	Value ($)
Consumer Discretionary – 10.4%
Auto Components – 1.0%
Cooper Tire & Rubber Co.	49,696	975,533
Dorman Products, Inc. (a)	176,172	5,429,621
Auto Components Total		6,405,154
Diversified Consumer Services – 0.5%
CPI Corp.	60,818	1,573,970
Nobel Learning Communities, Inc. (a)	250,966	1,734,175
Diversified Consumer Services Total		3,308,145
Hotels, Restaurants & Leisure – 1.7%
CEC Entertainment, Inc. (a)	196,007	6,728,920
Morgans Hotel Group Co. (a)	204,831	1,499,363
O'Charleys, Inc. (a)	360,062	2,588,846
Hotels, Restaurants & Leisure Total		10,817,129
Household Durables – 0.3%
Jarden Corp.	64,092	1,995,184
Household Durables Total		1,995,184
Leisure Equipment & Products – 1.5%
Callaway Golf Co.	222,847	1,559,929
RC2 Corp. (a)	262,447	5,498,265
Steinway Musical Instruments, Inc. (a)	147,764	2,544,496
Leisure Equipment & Products Total		9,602,690
Media – 1.8%
Arbitron, Inc.	171,700	4,802,449
John Wiley & Sons, Inc., Class A	102,100	4,171,806
Scholastic Corp.	83,986	2,336,490
Media Total		11,310,745
Specialty Retail – 3.5%
Buckle, Inc.	91,331	2,423,925
Collective Brands, Inc. (a)	315,307	5,089,055
Foot Locker, Inc.	121,000	1,758,130
Penske Auto Group, Inc. (a)	253,000	3,339,600
Rent-A-Center, Inc.	260,682	5,834,063
Stage Stores, Inc.	302,028	3,926,364
Specialty Retail Total		22,371,137
Textiles, Apparel & Luxury Goods – 0.1%
Rocky Brands, Inc. (a)	107,199	816,856
Textiles, Apparel & Luxury Goods Total		816,856
Consumer Discretionary Total		66,627,040
Consumer Staples – 1.5%
Food & Staples Retailing – 0.8%
Casey's General Stores, Inc.	59,851	2,498,779
Pantry, Inc. (a)	105,216	2,536,758
Food & Staples Retailing Total		5,035,537

	Shares	Value ($)
Food Products – 0.7%
Corn Products International, Inc.	115,401	4,327,538
Food Products Total		4,327,538
Consumer Staples Total		9,363,075
Energy – 3.7%
Energy Equipment & Services – 3.2%
Gulfmark Offshore, Inc., Class A (a)	114,691	3,523,308
Helix Energy Solutions Group, Inc. (a)	224,700	2,503,158
Newpark Resources, Inc. (a)	457,058	3,839,287
Oceaneering International, Inc. (a)	36,570	1,969,660
Tetra Technologies, Inc. (a)	628,281	6,408,466
Unit Corp. (a)	61,400	2,289,606
Energy Equipment & Services Total		20,533,485
Oil, Gas & Consumable Fuels – 0.5%
EXCO Resources, Inc.	202,287	3,008,008
Oil, Gas & Consumable Fuels Total		3,008,008
Energy Total		23,541,493
Financials – 12.6%
Capital Markets – 1.0%
Investment Technology Group, Inc. (a)	255,650	3,635,343
Waddell & Reed Financial, Inc., Class A	112,407	3,075,456
Capital Markets Total		6,710,799
Commercial Banks – 3.3%
Centerstate Banks, Inc.	188,180	1,614,584
Hancock Holding Co.	72,106	2,168,227
Iberiabank Corp.	46,535	2,325,819
Oriental Financial Group	509,659	6,778,465
SCBT Financial Corp.	52,136	1,626,122
Simmons First National Corp., Class A	91,400	2,583,878
Southwest Bancorp, Inc.	23,306	302,279
Union First Market Bankshares Corp.	121,924	1,592,328
Webster Financial Corp.	120,470	2,115,453
Commercial Banks Total		21,107,155
Consumer Finance – 1.1%
Cash America International, Inc.	173,268	6,064,380
QC Holdings, Inc.	177,170	689,191
Consumer Finance Total		6,753,571

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
Insurance – 2.8%
Arthur J. Gallagher & Co.	94,900	2,502,513
CNO Financial Group, Inc. (a)	434,450	2,406,853
Delphi Financial Group, Inc., Class A	94,100	2,351,559
eHealth, Inc. (a)	90,800	1,173,136
First Mercury Financial Corp.	238,217	2,401,228
Horace Mann Educators Corp.	208,017	3,698,542
National Interstate Corp.	72,821	1,585,313
State Auto Financial Corp.	143,254	2,178,893
Insurance Total		18,298,037
Real Estate Investment Trusts (REITs) – 2.9%
Acadia Realty Trust	150,596	2,861,324
American Campus Communities, Inc.	152,732	4,649,162
DiamondRock Hospitality Co. (a)	266,733	2,531,296
DuPont Fabros Technology, Inc.	139,800	3,515,970
First Potomac Realty Trust	239,848	3,597,720
Mack-Cali Realty Corp.	52,200	1,707,462
Real Estate Investment Trusts (REITs) Total		18,862,934
Thrifts & Mortgage Finance – 1.5%
Abington Bancorp, Inc.	176,921	1,864,747
Dime Community Bancshares	193,167	2,675,363
First Niagara Financial Group, Inc.	152,159	1,772,653
Jefferson Bancshares, Inc.	219,422	757,006
NewAlliance Bancshares, Inc.	196,389	2,478,429
Thrifts & Mortgage Finance Total		9,548,198
Financials Total		81,280,694
Health Care – 14.5%
Biotechnology – 0.6%
Myriad Genetics, Inc. (a)	248,000	4,069,680
Biotechnology Total		4,069,680
Health Care Equipment & Supplies – 5.4%
Analogic Corp.	133,106	5,973,797
Cooper Companies, Inc.	136,874	6,326,316
Greatbatch, Inc. (a)	186,953	4,335,440
Invacare Corp.	258,151	6,843,583
STAAR Surgical Co. (a)	1,061,667	5,743,619
Symmetry Medical, Inc. (a)	281,308	2,711,809
West Pharmaceutical Services, Inc.	84,740	2,907,430
Health Care Equipment & Supplies Total		34,841,994
Health Care Providers & Services – 6.6%
Air Methods Corp. (a)	282,725	11,755,705
LifePoint Hospitals, Inc. (a)	64,015	2,244,366
Magellan Health Services, Inc. (a)	81,426	3,846,564

	Shares	Value ($)
Owens & Minor, Inc.	106,128	3,020,403
Providence Service Corp. (a)	314,005	5,146,542
PSS World Medical, Inc. (a)	143,202	3,061,659
Res-Care, Inc. (a)	823,884	10,932,941
U.S. Physical Therapy, Inc. (a)	118,939	1,988,660
Health Care Providers & Services Total		41,996,840
Life Sciences Tools & Services – 0.9%
Accelrys, Inc. (a)	421,459	2,933,354
Cambrex Corp. (a)	686,303	2,916,788
Life Sciences Tools & Services Total		5,850,142
Pharmaceuticals – 1.0%
Hi-Tech Pharmacal Co., Inc. (a)	110,465	2,235,812
Obagi Medical Products, Inc. (a)	383,931	4,031,275
Pharmaceuticals Total		6,267,087
Health Care Total		93,025,743
Industrials – 21.3%
Aerospace & Defense – 3.8%
AAR Corp. (a)	290,494	5,420,618
American Science & Engineering, Inc.	71,800	5,288,070
Global Defense Technology & Systems, Inc. (a)	260,369	3,567,055
Ladish Co., Inc. (a)	87,637	2,728,140
LMI Aerospace, Inc. (a)	137,702	2,192,216
Moog, Inc., Class A (a)	151,441	5,377,670
Aerospace & Defense Total		24,573,769
Air Freight & Logistics – 1.0%
Atlas Air Worldwide Holdings, Inc. (a)	110,683	5,567,355
Pacer International, Inc. (a)	169,838	1,025,821
Air Freight & Logistics Total		6,593,176
Commercial Services & Supplies – 2.3%
Consolidated Graphics, Inc. (a)	83,303	3,452,909
McGrath Rentcorp	180,268	4,317,419
Unifirst Corp.	159,419	7,038,349
Commercial Services & Supplies Total		14,808,677
Construction & Engineering – 2.1%
EMCOR Group, Inc. (a)	293,068	7,206,542
MasTec, Inc. (a)	293,028	3,024,049
Northwest Pipe Co. (a)	93,981	1,644,667
Sterling Construction Co., Inc. (a)	148,162	1,834,246
Construction & Engineering Total		13,709,504
Electrical Equipment – 3.2%
Belden, Inc.	203,200	5,360,416
EnerSys (a)	122,500	3,058,825
GrafTech International Ltd. (a)	201,646	3,151,727

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
LaBarge, Inc. (a)	177,714	2,219,648
LSI Industries, Inc.	710,388	4,560,691
Powell Industries, Inc. (a)	72,500	2,256,200
Electrical Equipment Total		20,607,507
Machinery – 3.6%
Albany International Corp., Class A	345,700	6,540,644
Flanders Corp. (a)	892,015	2,720,646
Key Technology, Inc. (a)	175,917	2,272,848
Miller Industries, Inc.	165,782	2,243,030
PMFG, Inc. (a)	189,500	3,230,975
Tennant Co.	93,248	2,881,363
Wabash National Corp. (a)	407,301	3,295,065
Machinery Total		23,184,571
Professional Services – 2.7%
FTI Consulting, Inc. (a)	140,562	4,876,096
Hill International, Inc. (a)	405,900	1,818,432
Kforce, Inc. (a)	409,989	5,625,049
Navigant Consulting, Inc. (a)	222,878	2,592,071
SFN Group, Inc. (a)	361,545	2,172,886
Professional Services Total		17,084,534
Road & Rail – 0.6%
Kansas City Southern (a)	92,015	3,442,281
Road & Rail Total		3,442,281
Trading Companies & Distributors – 2.0%
Kaman Corp.	209,695	5,496,106
Rush Enterprises, Inc., Class A (a)	155,430	2,384,296
Rush Enterprises, Inc., Class B (a)	159,851	2,197,951
Titan Machinery, Inc. (a)	162,966	2,656,346
Trading Companies & Distributors Total		12,734,699
Industrials Total		136,738,718
Information Technology – 26.0%
Communications Equipment – 1.6%
Adtran, Inc.	98,346	3,471,614
EMS Technologies, Inc. (a)	167,836	3,126,785
Globecomm Systems, Inc. (a)	267,539	2,239,301
Performance Technologies, Inc. (a)(b)	619,141	1,331,153
Communications Equipment Total		10,168,853
Computers & Peripherals – 1.9%
Avid Technology, Inc. (a)	89,028	1,167,157
Hypercom Corp. (a)	615,515	4,000,848
Imation Corp. (a)	220,204	2,054,503
Presstek, Inc. (a)	396,137	867,540
Rimage Corp. (a)	260,161	4,277,047
Computers & Peripherals Total		12,367,095

	Shares	Value ($)
Electronic Equipment, Instruments & Components – 7.5%
Benchmark Electronics, Inc. (a)	926,000	15,186,400
FARO Technologies, Inc. (a)	297,406	6,486,425
Keithley Instruments, Inc.	439,562	9,454,979
LeCroy Corp. (a)	202,148	1,596,969
Newport Corp. (a)	270,756	3,070,373
Plexus Corp. (a)	283,032	8,306,989
Spectrum Control, Inc. (a)	165,100	2,430,272
Technitrol, Inc.	417,423	1,840,835
Electronic Equipment, Instruments & Components Total		48,373,242
Internet Software & Services – 2.1%
Digital River, Inc. (a)	215,500	7,335,620
EarthLink, Inc.	708,940	6,444,264
Internet Software & Services Total		13,779,884
IT Services – 2.7%
Analysts International Corp. (a)	171,353	394,112
Computer Task Group, Inc. (a)	708,325	5,411,603
Integral Systems, Inc. (a)	350,055	2,583,406
NCI, Inc., Class A (a)	173,600	3,284,512
Startek, Inc. (a)	52,590	219,826
TNS, Inc. (a)	313,901	5,320,622
IT Services Total		17,214,081
Semiconductors & Semiconductor Equipment – 4.6%
ATMI, Inc. (a)	173,159	2,573,143
BTU International, Inc. (a)	277,842	1,922,667
Cirrus Logic, Inc. (a)	162,192	2,893,505
Exar Corp. (a)	302,013	1,809,058
Fairchild Semiconductor International, Inc. (a)	486,187	4,570,158
IXYS Corp. (a)	156,629	1,495,807
MIPS Technologies, Inc. (a)	406,000	3,950,380
ON Semiconductor Corp. (a)	639,506	4,610,838
Pericom Semiconductor Corp. (a)	276,657	2,404,149
Ultratech, Inc. (a)	194,130	3,319,623
Semiconductors & Semiconductor Equipment Total		29,549,328
Software – 5.6%
Bottomline Technologies, Inc. (a)	205,012	3,148,984
Epicor Software Corp. (a)	315,464	2,744,537
Lawson Software, Inc. (a)	520,925	4,412,235
Mentor Graphics Corp. (a)	346,924	3,666,987
Progress Software Corp. (a)	388,290	12,852,399
S1 Corp. (a)	506,660	2,639,698
Sonic Solutions (a)	216,244	2,460,857
Websense, Inc. (a)	210,000	3,725,400
Software Total		35,651,097
Information Technology Total		167,103,580

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

September 30, 2010

Common Stocks (continued)
	Shares	Value ($)
Materials – 5.1%
Chemicals – 2.7%
H.B. Fuller Co.	366,114	7,274,685
Sensient Technologies Corp.	206,086	6,283,562
Spartech Corp. (a)	446,607	3,666,644
Chemicals Total		17,224,891
Containers & Packaging – 1.3%
Greif, Inc., Class A	143,690	8,454,720
Containers & Packaging Total		8,454,720
Metals & Mining – 0.6%
Metals USA Holdings Corp. (a)	320,790	4,163,854
Metals & Mining Total		4,163,854
Paper & Forest Products – 0.5%
Glatfelter Co.	262,822	3,195,915
Paper & Forest Products Total		3,195,915
Materials Total		33,039,380
Telecommunication Services – 0.5%
Diversified Telecommunication Services – 0.5%
General Communication, Inc., Class A (a)	308,542	3,076,164
Diversified Telecommunication Services Total		3,076,164
Telecommunication Services Total		3,076,164
Utilities – 2.4%
Gas Utilities – 1.4%
New Jersey Resources Corp.	96,499	3,784,691
South Jersey Industries, Inc.	108,890	5,386,788
Gas Utilities Total		9,171,479
Water Utilities – 1.0%
American States Water Co.	114,859	4,109,655
California Water Service Group	52,873	1,953,657
Water Utilities Total		6,063,312
Utilities Total		15,234,791
Total Common Stocks (Cost of $586,326,125)		629,030,678

Short-Term Obligation – 1.9%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/10, due 10/01/10 at 0.220%, collateralized by a U.S. Treasury obligation maturing 08/15/19, market value $12,644,500 (repurchase proceeds $12,394,076)	12,394,000	12,394,000
Total Short-Term Obligation (Cost of $12,394,000)		12,394,000
Total Investments – 99.9% (Cost of $598,720,125) (c)		641,424,678
Other Assets & Liabilities, Net – 0.1%		793,296
Net Assets – 100.0%		642,217,974

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the year ended September 30, 2010, are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Performance Technologies, Inc.	$1,776,935	$—	$—	$—	$1,331,153

(c)  Cost for federal income tax purposes is $599,510,487.

The following table summarizes the inputs used, as of September 30, 2010, in valuing the Fund's assets:

Description	Quoted (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$629,030,678	$—	$—	$629,030,678
Total Short-Term Obligation	—	12,394,000	—	12,394,000
Total Investments	$629,030,678	$12,394,000	$—	$641,424,678

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

September 30, 2010

At September 30, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	26.0
Industrials	21.3
Health Care	14.5
Financials	12.6
Consumer Discretionary	10.4
Materials	5.1
Energy	3.7
Utilities	2.4
Consumer Staples	1.5
Telecommunication Services	0.5
98.0
Short-Term Obligation	1.9
Other Assets & Liabilities, Net	0.1
100.0

See Accompanying Notes to Financial Statements.

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Statements of Assets and Liabilities – Stock Funds

September 30, 2010

	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Assets
Unaffiliated investments, at identified cost	$192,263,579	$1,014,813,134	$184,219,677	$507,552,667	$593,306,893
Affiliated investments, at identified cost	—	—	—	—	5,413,232
Total investments, at identified cost	192,263,579	1,014,813,134	184,219,677	507,552,667	598,720,125
Unaffiliated investments, at value	213,911,217	1,230,461,418	212,788,796	591,109,045	640,093,525
Affiliated investments, at value	—	—	—	—	1,331,153
Total investments, at value	213,911,217	1,230,461,418	212,788,796	591,109,045	641,424,678
Cash	154,940	2,821,591	104	10,079	632
Cash collateral for open futures contracts	965,000	—	—	—	—
Foreign currency (cost of $10,990, $—, $—, $— and $—, respectively)	11,011	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	98,839	—	—	—	—
Receivable for:
Investments sold	2,480,538	8,829,908	—	3,374,584	1,826,291
Fund shares sold	19,114	296,492	108,149	870,300	961,184
Dividends	184,923	953,171	364,702	704,841	395,045
Interest	661,258	40	9	1	76
Foreign tax reclaims	42,842	—	—	—	—
Expense reimbursement due from investment advisor	123,756	—	4,699	106,602	—
Trustees' deferred compensation plan	51,275	202,766	50,645	55,881	90,382
Prepaid expenses	3,011	15,321	3,183	5,825	7,719
Other assets	—	1,234	—	—	—
Total Assets	218,707,724	1,243,581,941	213,320,287	596,237,158	644,706,007
Liabilities
Written option contracts, at value (premium of $5,174, $—, $—, $— and $—, respectively)	8,801	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	49,148	—	—	—	—
Payable for:
Investments purchased	2,205,809	15,815,129	—	2,933,163	776,250
Investments purchased on a delayed delivery basis	1,021,683	—	—	—	—
Fund shares repurchased	113,643	7,272,487	5,162,997	2,170,212	853,569
Futures variation margin	17,625	—	7,733	—	—
Foreign capital gains taxes withheld	934	—	—	—	—
Investment advisory fee	115,984	516,136	122,922	329,564	370,348
Administration fee	12,006	49,358	11,766	31,852	33,481
Pricing and bookkeeping fees	15,539	11,895	6,820	9,982	11,498
Transfer agent fee	52,822	279,958	40,079	80,807	216,833
Trustees' fees	415	396	203	100	1,566
Audit fee	36,971	31,171	27,971	32,571	30,571
Custody fee	45,607	6,724	3,175	3,625	3,961
Distribution and service fees	34,303	93,503	21,791	66,709	70,734
Chief compliance officer expenses	250	525	235	319	360
Trustees' deferred compensation plan	51,275	202,766	50,645	55,881	90,382
Other liabilities	30,456	81,620	34,527	30,801	28,480
Total Liabilities	3,813,271	24,361,668	5,490,864	5,745,586	2,488,033
Net Assets	214,894,453	1,219,220,273	207,829,423	590,491,572	642,217,974
Net Assets Consist of
Paid-in capital	225,890,067	1,254,627,133	292,709,938	518,033,925	616,994,363
Undistributed (overdistributed) net investment income	92,622	2,996,957	220,560	1,431,478	(547,519)
Accumulated net realized loss	(32,887,992)	(254,052,101)	(113,670,194)	(12,530,209)	(16,933,423)
Net unrealized appreciation (depreciation) on:
Investments	21,647,638	215,648,284	28,569,119	83,556,378	42,704,553
Foreign currency translations and forward foreign currency exchange contracts	54,993	—	—	—	—
Futures contracts	101,686	—	—	—	—
Written option contracts	(3,627)	—	—	—	—
Foreign capital gains tax	(934)	—	—	—	—
Net Assets	214,894,453	1,219,220,273	207,829,423	590,491,572	642,217,974

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Stock Funds

September 30, 2010

	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund		Columbia Small Cap Core Fund
Class A
Net assets	$9,161,180	$148,455,253	$9,109,442	$111,182,019		$121,455,516
Shares outstanding	684,028	7,193,914	903,238	8,816,877		9,112,757
Net asset value per share (a)	$13.39	$20.64	$10.09	$12.61		$13.33
Maximum sales charge	5.75%	5.75%	5.75%	5.75%		5.75%
Maximum offering price per share (b)	$14.21	$21.90	$10.71	$13.38		$14.14
Class B
Net assets	$2,874,447	$14,526,570	$1,643,588	$3,990,937		$15,477,644
Shares outstanding	214,860	765,782	172,968	338,703		1,300,574
Net asset value and offering price per share (a)	$13.38	$18.97	$9.50	$11.78		$11.90
Class C
Net assets	$1,519,057	$15,989,900	$1,879,191	$18,368,411		$19,635,260
Shares outstanding	113,509	842,508	198,574	1,557,077		1,647,681
Net asset value and offering price per share (a)	$13.38	$18.98	$9.46	$11.80		$11.92
Class E
Net assets	—	$12,800,418	—	—		—
Shares outstanding	—	621,432	—	—		—
Net asset value per share (a)	—	$20.60	—	—		—
Maximum sales charge		4.50%
Maximum offering price per share (b)	—	$21.57	—	—		—
Class F
Net assets	—	$425,226	—	—		—
Shares outstanding	—	22,427	—	—		—
Net asset value and offering price per share (a)	—	$18.96	—	—		—
Class I (c)
Net assets	—	$2,495	—	$2,497		$2,560
Shares outstanding	—	118	—	197		187
Net asset value, offering and redemption price per share (a)	—	$21.14	—	$12.69	(d)	$13.69
Class R (c)
Net assets	—	$2,495	—	$2,497		—
Shares outstanding	—	121	—	198		—
Net asset value, offering and redemption price per share	—	$20.64 (d)	—	$12.61		—

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Shares commenced operations on September 27, 2010.

(d)  Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Stock Funds

September 30, 2010

	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund		Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Class T
Net assets	$109,252,528	$143,783,874		$69,025,236	$112,861,722	$73,959,976
Shares outstanding	8,155,013	7,016,073		6,844,289	9,019,636	5,644,671
Net asset value per share (a)	$13.40	$20.49		$10.09	$12.51	$13.10
Maximum sales charge	5.75%	5.75%		5.75%	5.75%	5.75%
Maximum offering price per share (b)	$14.22	$21.74		$10.71	$13.27	$13.90
Class W (c)
Net assets	—	$2,495		—	$2,497	$2,560
Shares outstanding	—	121		—	198	192
Net asset value, offering and redemption price per share	—	$20.64	(d)	—	$12.61	$13.32	(d)
Class Y
Net assets	—	$22,272,056		—	—	—
Shares outstanding	—	1,053,680		—	—	—
Net asset value, offering and redemption price per share	—	$21.14		—	—	—
Class Z
Net assets	$92,087,241	$860,959,491		$126,171,966	$344,080,992	$411,684,458
Shares outstanding	6,847,762	40,760,043		12,184,353	27,128,637	30,063,379
Net asset value, offering and redemption price per share	$13.45	$21.12		$10.36	$12.68	$13.69

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Shares commenced operations on September 27, 2010.

(d)  Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds

For the Year Ended September 30, 2010

	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund		Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Investment Income
Dividends	$2,207,450	$16,393,112		$6,571,307	$7,644,016	$5,510,429
Interest	4,504,818	222,155		33,398	3,890	11,864
Interest from affiliates	12,352	—		—	—	—
Foreign taxes withheld	(58,123)	(92,578)		—	(121,633)	(7,098)
Total Investment Income	6,666,497	16,522,689		6,604,705	7,526,273	5,515,195
Expenses
Investment advisory fee	1,428,488	6,603,459		1,818,195	3,533,971	4,378,058
Administration fee	147,295	636,518		174,009	339,562	395,196
Distribution fee:
Class B	25,218	145,009		14,456	29,044	123,504
Class C	11,116	125,726		15,375	102,777	142,113
Class E	—	13,009		—	—	—
Class F	—	2,969		—	—	—
Class R (a)	—	—	*	—	— *	—
Service fee:
Class A	21,752	372,954		24,434	175,325	251,012
Class B	8,406	48,336		4,819	9,682	41,168
Class C	3,705	41,908		5,125	34,259	47,371
Class E	—	32,522		—	—	—
Class F	—	990		—	—	—
Class W (a)	—	—	*	—	— *	— *
Shareholder service fee—Class T	335,387	436,951		213,459	347,462	223,174
Transfer agent fee— Class A, Class B, Class C, Class T and Class Z	393,775	—		297,081	—	—
Transfer agent fee— Class A, Class B, Class C, Class E, Class F, Class R, Class T, Class W and Class Z	—	2,667,626		—	—	—
Transfer agent fee— Class A, Class B, Class C, Class R, Class T, Class W and Class Z	—	—		—	658,225	—
Transfer agent fee— Class A, Class B, Class C, Class T, Class W and Class Z	—	—		—	—	1,018,748
Transfer agent fee—Class Y	—	42		—	—	—
Pricing and bookkeeping fees	143,227	141,553		79,963	115,837	130,787
Trustees' fees	23,498	69,752		28,050	31,455	35,343
Custody fee	252,626	39,134		17,868	21,899	19,430
Chief compliance officer expenses	1,006	1,836		1,039	1,234	1,338
Other expenses	222,380	653,256		243,067	345,515	244,508
Expenses before interest expense	3,017,879	12,033,550		2,936,940	5,746,247	7,051,750
Interest expense	—	5,699		732	—	—
Total Expenses	3,017,879	12,039,249		2,937,672	5,746,247	7,051,750
Fees waived or expenses reimbursed by investment advisor	(523,026)	—		(60,657)	(285,554)	—
Expense reductions	(750)	(79)		(5)	(24)	(64)
Net Expenses	2,494,103	12,039,170		2,877,010	5,460,669	7,051,686
Net Investment Income (Loss)	4,172,394	4,483,519		3,727,695	2,065,604	(1,536,491)

*  Rounds to less than $1.

(a)  Class R and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

Statements of Operations (continued) – Stock Funds

For the Year Ended September 30, 2010

	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Written Option Contracts
Net realized gain (loss) on:
Investments	$13,153,277	$132,554,148	$35,391,949	$24,721,344	$14,737,595
Foreign currency transactions and forward foreign currency exchange contracts	(70,411)	(305)	—	477	—
Futures contracts	(203,068)	—	782,385	—	—
Written option contracts	10,428	—	—	—	—
Net realized gain	12,890,226	132,553,843	36,174,334	24,721,821	14,737,595
Net change in unrealized appreciation (depreciation) on:
Investments	784,857	(6,602,770)	(20,507,376)	8,379,488	70,278,331
Foreign currency translations and forward foreign currency exchange contracts	(34,036)	—	—	(37)	—
Futures contracts	48,811	—	(27,918)	—	—
Written option contracts	(3,627)	—	—	—	—
Foreign capital gains tax	(934)	—	—	—	—
Net change in unrealized appreciation (depreciation)	795,071	(6,602,770)	(20,535,294)	8,379,451	70,278,331
Net Gain	13,685,297	125,951,073	15,639,040	33,101,272	85,015,926
Net Increase Resulting from Operations	17,857,691	130,434,592	19,366,735	35,166,876	83,479,435

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Stock Funds

Increase (Decrease) in Net Assets	Columbia Asset Allocation Fund		Columbia Large Cap Growth Fund		Columbia Disciplined Value Fund
	Year Ended September 30, 2010 ($)	Year Ended September 30, 2009 ($)	Year Ended September 30, 2010 ($)	Year Ended September 30, 2009 ($)	Year Ended September 30, 2010 ($)	Year Ended September 30, 2009 ($)
Operations
Net investment income (loss)	4,172,394	4,898,776	4,483,519	6,338,320	3,727,695	5,566,376
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and written option contracts	12,890,226	(35,320,273)	132,553,843	(338,092,454)	36,174,334	(103,097,904)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and written option contracts	795,071	31,491,817	(6,602,770)	266,910,172	(20,535,294)	71,099,837
Net increase (decrease) resulting from operations	17,857,691	1,070,320	130,434,592	(64,843,962)	19,366,735	(26,431,691)
Distributions to Shareholders
From net investment income:
Class A	(177,876)	(150,796)	(706,752)	(140,147)	(125,111)	(209,449)
Class B	(43,218)	(55,722)	—	—	(10,868)	(31,603)
Class C	(18,826)	(18,706)	—	—	(11,938)	(24,079)
Class E	—	—	(52,446)	(1,130)	—	—
Class T	(2,212,179)	(2,288,522)	(644,779)	—	(878,838)	(1,247,692)
Class Y	—	—	(144,925)	—	—	—
Class Z	(2,137,943)	(2,159,589)	(6,417,493)	(2,956,052)	(2,534,221)	(4,279,319)
From net realized gains:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class T	—	—	—	—	—	—
Class Z	—	—	—	—	—	—
Total distributions to shareholders	(4,590,042)	(4,673,335)	(7,966,395)	(3,097,329)	(3,560,976)	(5,792,142)
Net Capital Stock Transactions	(22,212,031)	(24,306,040)	(207,285,552)	(28,921,925)	(113,954,525)	3,409,644
Increase from regulatory settlements	39	—	24,162	663,170	4	—
Total increase (decrease) in net assets	(8,944,343)	(27,909,055)	(84,793,193)	(96,200,046)	(98,148,762)	(28,814,189)
Net Assets
Beginning of period	223,838,796	251,747,851	1,304,013,466	1,400,213,512	305,978,185	334,792,374
End of period	214,894,453	223,838,796	1,219,220,273	1,304,013,466	207,829,423	305,978,185
Undistributed (Overdistributed) net investment income at end of period	92,622	266,974	2,996,957	6,455,976	220,560	53,837

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Contrarian Core Fund		Columbia Small Cap Core Fund
	Year Ended September 30, 2010 ($)	Year Ended September 30, 2009 ($)	Year Ended September 30, 2010 ($)	Year Ended September 30, 2009 ($)
Operations
Net investment income (loss)	2,065,604	2,909,706	(1,536,491)	(854,945)
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts, futures contracts and written option contracts	24,721,821	(34,481,649)	14,737,595	(30,320,543)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and written option contracts	8,379,451	50,682,774	70,278,331	(37,219,629)
Net increase (decrease) resulting from operations	35,166,876	19,110,831	83,479,435	(68,395,117)
Distributions to Shareholders
From net investment income:
Class A	(201,274)	(87,616)	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class T	(531,782)	(717,940)	—	—
Class Y	—	—	—	—
Class Z	(1,864,758)	(2,057,319)	—	—
From net realized gains:
Class A	—	—	—	(8,907,282)
Class B	—	—	—	(1,940,780)
Class C	—	—	—	(1,989,757)
Class T	—	—	—	(7,421,795)
Class Z	—	—	—	(31,170,222)
Total distributions to shareholders	(2,597,814)	(2,862,875)	—	(51,429,836)
Net Capital Stock Transactions	154,523,114	64,862,004	13,647,902	(10,237,809)
Increase from regulatory settlements	—	5,432	—	5,313
Total increase (decrease) in net assets	187,092,176	81,115,392	97,127,337	(130,057,449)
Net Assets
Beginning of period	403,399,396	322,284,004	545,090,637	675,148,086
End of period	590,491,572	403,399,396	642,217,974	545,090,637
Undistributed (Overdistributed) net investment income at end of period	1,431,478	1,963,211	(547,519)	(85,558)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Asset Allocation Fund
	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	209,081	2,715,792	242,754	2,594,996
Distributions reinvested	12,269	160,092	12,955	141,198
Redemptions	(158,514)	(2,081,457)	(212,773)	(2,318,316)
Net increase	62,836	794,427	42,936	417,878
Class B
Subscriptions	17,803	230,184	63,535	696,944
Distributions reinvested	2,855	37,047	4,637	49,933
Redemptions	(110,295)	(1,432,555)	(137,489)	(1,481,838)
Net decrease	(89,637)	(1,165,324)	(69,317)	(734,961)
Class C
Subscriptions	18,904	245,247	40,293	442,888
Distributions reinvested	1,255	16,318	1,489	16,136
Redemptions	(23,162)	(301,944)	(44,295)	(486,881)
Net decrease	(3,003)	(40,379)	(2,513)	(27,857)
Class T
Subscriptions	49,429	711,217	47,805	517,944
Distributions reinvested	156,227	2,035,883	203,820	2,211,059
Redemptions	(1,080,880)	(14,103,465)	(1,620,242)	(17,373,997)
Net decrease	(875,224)	(11,356,365)	(1,368,617)	(14,644,994)
Class Z
Subscriptions	279,300	3,656,141	268,237	3,235,752
Distributions reinvested	112,573	1,472,006	167,719	1,827,162
Redemptions	(1,191,485)	(15,572,537)	(1,324,767)	(14,379,020)
Net decrease	(799,612)	(10,444,390)	(888,811)	(9,316,106)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Large Cap Growth Fund
	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	805,686	16,024,417	1,591,508	24,021,794
Distributions reinvested	32,869	640,942	8,857	126,318
Redemptions	(1,414,921)	(27,969,499)	(1,831,457)	(28,061,174)
Net decrease	(576,366)	(11,304,140)	(231,092)	(3,913,062)
Class B
Subscriptions	20,276	375,246	107,673	1,522,097
Redemptions	(696,983)	(12,816,473)	(1,894,336)	(26,316,082)
Net decrease	(676,707)	(12,441,227)	(1,786,663)	(24,793,985)
Class C
Subscriptions	59,499	1,084,006	345,304	4,759,197
Redemptions	(215,573)	(3,928,733)	(514,603)	(7,172,499)
Net decrease	(156,074)	(2,844,727)	(169,299)	(2,413,302)
Class E
Subscriptions	932	18,418	4,972	74,331
Distributions reinvested	2,687	52,351	79	1,128
Redemptions	(83,767)	(1,658,131)	(60,277)	(935,864)
Net decrease	(80,148)	(1,587,362)	(55,226)	(860,405)
Class F
Subscriptions	6,919	120,000	23	354
Redemptions	(1,365)	(25,254)	(4,123)	(57,722)
Net increase (decrease)	5,554	94,746	(4,100)	(57,368)
Class I (a)(b)
Subscriptions	118	2,500	—	—
Net increase	118	2,500	—	—
Class R (a)(b)
Subscriptions	121	2,500	—	—
Net increase	121	2,500	—	—
Class T
Subscriptions	82,332	1,626,732	97,232	1,472,114
Distributions reinvested	32,478	629,102	—	—
Redemptions	(878,814)	(17,268,207)	(1,034,974)	(15,755,361)
Net decrease	(764,004)	(15,012,373)	(937,742)	(14,283,247)
Class W (a)(b)
Subscriptions	121	2,500	—	—
Net increase	121	2,500	—	—
Class Y
Subscriptions	241,185	4,654,648	1,566,787	28,038,000
Distributions reinvested	5	97	—	—
Redemptions	(56,363)	(1,164,873)	(697,934)	(12,618,649)
Net increase	184,827	3,489,872	868,853	15,419,351
Class Z
Subscriptions	3,131,342	62,888,945	9,868,328	157,965,419
Distributions reinvested	184,404	3,673,328	119,365	1,738,022
Redemptions	(11,558,386)	(234,250,114)	(9,894,536)	(157,723,348)
Net increase (decrease)	(8,242,640)	(167,687,841)	93,157	1,980,093

(a)  Shares commenced operations on September 27, 2010

(b)  Shares reflect activity for the period September 27, 2010 through September 30, 2010.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Disciplined Value Fund
	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	186,672	1,851,059	288,028	2,281,055
Distributions reinvested	10,659	105,510	23,100	179,703
Redemptions	(402,173)	(3,973,883)	(739,426)	(5,805,700)
Net decrease	(204,842)	(2,017,314)	(428,298)	(3,344,942)
Class B
Subscriptions	13,113	125,979	17,707	131,169
Distributions reinvested	969	8,961	3,913	28,225
Redemptions	(83,047)	(772,352)	(174,185)	(1,255,003)
Net decrease	(68,965)	(637,412)	(152,565)	(1,095,609)
Class C
Subscriptions	125,709	1,149,866	67,614	542,251
Distributions reinvested	1,025	9,459	2,863	20,584
Redemptions	(154,143)	(1,436,340)	(127,694)	(912,243)
Net decrease	(27,409)	(277,015)	(57,217)	(349,408)
Class T
Subscriptions	64,224	634,915	65,624	514,004
Distributions reinvested	83,258	824,551	157,011	1,221,118
Redemptions	(924,578)	(9,113,863)	(1,123,058)	(8,716,795)
Net decrease	(777,096)	(7,654,397)	(900,423)	(6,981,673)
Class Z
Subscriptions	1,141,944	11,426,712	8,733,478	71,166,602
Distributions reinvested	77,238	783,117	206,897	1,660,628
Redemptions	(11,415,362)	(115,578,216)	(7,144,516)	(57,645,954)
Net increase (decrease)	(10,196,180)	(103,368,387)	1,795,859	15,181,276

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Contrarian Core Fund
	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	8,497,843	105,495,991	1,851,140	18,894,886
Distributions reinvested	15,560	189,054	8,794	77,084
Redemptions	(2,055,029)	(24,867,159)	(442,332)	(4,101,888)
Net increase	6,458,374	80,817,886	1,417,602	14,870,082
Class B
Subscriptions	169,133	1,953,902	107,507	1,009,446
Redemptions	(141,450)	(1,638,196)	(122,331)	(1,037,793)
Net increase (decrease)	27,683	315,706	(14,824)	(28,347)
Class C
Subscriptions	1,128,021	13,116,080	604,409	5,864,349
Redemptions	(214,012)	(2,471,200)	(115,428)	(1,028,223)
Net increase	914,009	10,644,880	488,981	4,836,126
Class I (a)(b)
Subscriptions	197	2,500	—	—
Net increase	197	2,500	—	—
Class R (a)(b)
Subscriptions	198	2,500	—	—
Net increase	198	2,500	—	—
Class T
Subscriptions	45,158	552,326	57,531	530,596
Distributions reinvested	38,797	469,356	77,542	675,392
Redemptions	(1,100,312)	(13,448,179)	(1,305,440)	(11,973,025)
Net decrease	(1,016,357)	(12,426,497)	(1,170,367)	(10,767,037)
Class W (a)(b)
Subscriptions	198	2,500	—	—
Net increase	198	2,500	—	—
Class Z
Subscriptions	12,537,693	155,092,288	11,481,253	103,217,377
Distributions reinvested	94,601	1,154,130	178,491	1,572,554
Redemptions	(6,471,030)	(81,082,779)	(5,182,054)	(48,838,751)
Net increase	6,161,264	75,163,639	6,477,690	55,951,180

(a)  Shares commenced operations on September 27, 2010.

(b)  Shares reflect activity for the period September 27, 2010 through September 30, 2010.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Small Cap Core Fund
	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	4,149,507	51,127,715	2,080,374	19,805,781
Distributions reinvested	—	—	980,677	8,610,346
Redemptions	(2,070,656)	(25,689,627)	(4,177,022)	(38,542,843)
Net increase (decrease)	2,078,851	25,438,088	(1,115,971)	(10,126,716)
Class B
Subscriptions	39,113	429,257	96,693	842,189
Distributions reinvested	—	—	228,050	1,813,000
Redemptions	(400,346)	(4,476,695)	(442,312)	(3,691,488)
Net decrease	(361,233)	(4,047,438)	(117,569)	(1,036,299)
Class C
Subscriptions	318,672	3,538,275	271,949	2,444,023
Distributions reinvested	—	—	226,347	1,801,724
Redemptions	(440,235)	(4,877,105)	(635,154)	(5,307,813)
Net decrease	(121,563)	(1,338,830)	(136,858)	(1,062,066)
Class I (a)(b)
Subscriptions	187	2,500	—	—
Net increase	187	2,500	—	—
Class T
Subscriptions	43,232	529,032	81,099	725,579
Distributions reinvested	—	—	800,276	6,914,381
Redemptions	(957,438)	(11,648,106)	(1,373,498)	(13,187,203)
Net decrease	(914,206)	(11,119,074)	(492,123)	(5,547,243)
Class W (a)(b)
Subscriptions	192	2,500	—	—
Net increase	192	2,500	—	—
Class Z
Subscriptions	7,740,576	98,116,927	9,744,342	94,177,339
Distributions reinvested	—	—	2,513,202	22,568,553
Redemptions	(7,423,189)	(93,406,771)	(11,209,503)	(109,211,377)
Net increase	317,387	4,710,156	1,048,041	7,534,515

(a)  Shares commenced operations on September 27, 2010.

(b)  Shares reflect activity for the period September 27, 2010 through September 30, 2010.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$12.61		$12.57		$16.80		$16.06		$16.47
Income from Investment Operations:
Net investment income (a)	0.24		0.26		0.31		0.32		0.22
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.81		0.03		(2.76)		1.86		0.92
Total from investment operations	1.05		0.29		(2.45)		2.18		1.14
Less Distributions to Shareholders:
From net investment income	(0.27)		(0.25)		(0.34)		(0.33)		(0.31)
From net realized gains	—		—		(1.44)		(1.11)		(1.24)
Total distributions to shareholders	(0.27)		(0.25)		(1.78)		(1.44)		(1.55)
Increase from regulatory settlements	—	(b)	—		—		—		—
Net Asset Value, End of Period	$13.39		$12.61		$12.57		$16.80		$16.06
Total return (c)	8.36	%(d)	2.63	%(d)	(16.23)%		14.24%		7.39	%(d)(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.20	%(f)	1.25	%(f)	1.29	%(g)	1.32	%(f)	1.31	%(f)
Interest expense	—		—	%(h)	—		—		—
Net expenses	1.20	%(f)	1.25	%(f)	1.29	%(g)	1.32	%(f)	1.31	%(f)
Waiver/Reimbursement	0.24%		0.22%		—		—		0.01%
Net investment income	1.84	%(f)	2.35	%(f)	2.17	%(g)	1.98	%(f)	1.38	%(f)
Portfolio turnover rate	109%		107%		94%		100%		98%
Net assets, end of period (000s)	$9,161		$7,833		$7,266		$8,314		$5,863

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$12.60		$12.57		$16.80		$16.06		$16.47
Income from Investment Operations:
Net investment income (a)	0.14		0.18		0.20		0.20		0.17
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.81		0.02		(2.76)		1.86		0.85
Total from investment operations	0.95		0.20		(2.56)		2.06		1.02
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.17)		(0.23)		(0.21)		(0.19)
From net realized gains	—		—		(1.44)		(1.11)		(1.24)
Total distributions to shareholders	(0.17)		(0.17)		(1.67)		(1.32)		(1.43)
Increase from regulatory settlements	—	(b)	—		—		—		—
Net Asset Value, End of Period	$13.38		$12.60		$12.57		$16.80		$16.06
Total return (c)	7.56	%(d)	1.79	%(d)	(16.88)%		13.40%		6.59	%(d)(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.95	%(f)	2.00	%(f)	2.04	%(g)	2.07	%(f)	2.06	%(f)
Interest expense	—		—	%(h)	—		—		—
Net expenses	1.95	%(f)	2.00	%(f)	2.04	%(g)	2.07	%(f)	2.06	%(f)
Waiver/Reimbursement	0.24%		0.22%		—		—		0.01%
Net investment income	1.08	%(f)	1.61	%(f)	1.40	%(g)	1.21	%(f)	1.08	%(f)
Portfolio turnover rate	109%		107%		94%		100%		98%
Net assets, end of period (000s)	$2,874		$3,835		$4,699		$6,219		$6,788

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$12.60		$12.57		$16.81		$16.06		$16.47
Income from Investment Operations:
Net investment income (a)	0.14		0.17		0.21		0.20		0.16
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.81		0.03		(2.78)		1.87		0.86
Total from investment operations	0.95		0.20		(2.57)		2.07		1.02
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.17)		(0.23)		(0.21)		(0.19)
From net realized gains	—		—		(1.44)		(1.11)		(1.24)
Total distributions to shareholders	(0.17)		(0.17)		(1.67)		(1.32)		(1.43)
Increase from regulatory settlements	—	(b)	—		—		—		—
Net Asset Value, End of Period	$13.38		$12.60		$12.57		$16.81		$16.06
Total return (c)	7.56	%(d)	1.79	%(d)	(16.93)%		13.46%		6.59	%(d)(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.95	%(f)	2.00	%(f)	2.04	%(g)	2.07	%(f)	2.06	%(f)
Interest expense	—		—	%(h)	—		—		—
Net expenses	1.95	%(f)	2.00	%(f)	2.04	%(g)	2.07	%(f)	2.06	%(f)
Waiver/Reimbursement	0.24%		0.22%		—		—		0.01%
Net investment income	1.08	%(f)	1.60	%(f)	1.41	%(g)	1.23	%(f)	0.98	%(f)
Portfolio turnover rate	109%		107%		94%		100%		98%
Net assets, end of period (000s)	$1,519		$1,468		$1,496		$1,806		$1,281

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2010		2009		2008		2007 (a)		2006
Net Asset Value, Beginning of Period	$12.61		$12.58		$16.82		$16.08		$16.48
Income from Investment Operations:
Net investment income (b)	0.23		0.25		0.31		0.31		0.28
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.82		0.02		(2.78)		1.86		0.87
Total from investment operations	1.05		0.27		(2.47)		2.17		1.15
Less Distributions to Shareholders:
From net investment income	(0.26)		(0.24)		(0.33)		(0.32)		(0.31)
From net realized gains	—		—		(1.44)		(1.11)		(1.24)
Total distributions to shareholders	(0.26)		(0.24)		(1.77)		(1.43)		(1.55)
Increase from regulatory settlements	—	(c)	—		—		—		—
Net Asset Value, End of Period	$13.40		$12.61		$12.58		$16.82		$16.08
Total return (d)	8.39	%(e)	2.50	%(e)	(16.32)%		14.17%		7.39	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.25	%(g)	1.30	%(g)	1.34	%(h)	1.37	%(g)	1.36	%(g)
Interest expense	—		—	%(i)	—		—		—
Net expenses	1.25	%(g)	1.30	%(g)	1.34	%(h)	1.37	%(g)	1.36	%(g)
Waiver/Reimbursement	0.24%		0.22%		—		—		0.01%
Net investment income	1.79	%(g)	2.31	%(g)	2.10	%(h)	1.92	%(g)	1.78	%(g)
Portfolio turnover rate	109%		107%		94%		100%		98%
Net assets, end of period (000s)	$109,253		$113,895		$130,863		$180,757		$175,348

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:
	Year Ended September 30,
Class Z Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$12.66		$12.58		$16.82		$16.07		$16.48
Income from Investment Operations:
Net investment income (a)	0.27		0.29		0.35		0.36		0.33
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.82		0.07		(2.77)		1.87		0.85
Total from investment operations	1.09		0.36		(2.42)		2.23		1.18
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.28)		(0.38)		(0.37)		(0.35)
From net realized gains	—		—		(1.44)		(1.11)		(1.24)
Total distributions to shareholders	(0.30)		(0.28)		(1.82)		(1.48)		(1.59)
Increase from regulatory settlements	—	(b)	—		—		—		—
Net Asset Value, End of Period	$13.45		$12.66		$12.58		$16.82		$16.07
Total return (c)	8.67	%(d)	3.21	%(d)	(16.06)%		14.58%		7.65	%(d)(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.95	%(f)	1.00	%(f)	1.04	%(g)	1.07	%(f)	1.06	%(f)
Interest expense	—		—	%(h)	—		—		—
Net expenses	0.95	%(f)	1.00	%(f)	1.04	%(g)	1.07	%(f)	1.06	%(f)
Waiver/Reimbursement	0.24%		0.22%		—		—		0.01%
Net investment income	2.07	%(f)	2.60	%(f)	2.40	%(g)	2.21	%(f)	2.09	%(f)
Portfolio turnover rate	109%		107%		94%		100%		98%
Net assets, end of period (000s)	$92,087		$96,807		$107,424		$144,513		$151,703

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$18.77		$19.57		$26.76		$22.27		$21.11
Income from Investment Operations:
Net investment income (a)	0.04		0.07		0.01		0.02		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.92		(0.86)		(5.40)		4.87		1.19
Total from investment operations	1.96		(0.79)		(5.39)		4.89		1.20
Less Distributions to Shareholders:
From net investment income	(0.09)		(0.02)		—		(0.03)		(0.04)
From net realized gains	—		—		(1.81)		(0.37)		—
Total distributions to shareholders	(0.09)		(0.02)		(1.81)		(0.40)		(0.04)
Increase from regulatory settlements	—	(b)	0.01		0.01		—		—
Net Asset Value, End of Period	$20.64		$18.77		$19.57		$26.76		$22.27
Total return (c)	10.48%		(3.97)%		(21.73)%		22.19%		5.69	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.10	%(e)	1.13	%(e)	1.02	%(f)	1.00	%(e)	1.01	%(e)
Interest expense	—	%(g)	—	%(g)	—		—	%(g)	—	%(g)
Net expenses	1.10	%(e)	1.13	%(e)	1.02	%(f)	1.00	%(e)	1.01	%(e)
Waiver/Reimbursement	—		—		—		—		—	%(g)
Net investment income	0.19	%(e)	0.43	%(e)	0.01	%(f)	0.07	%(e)	0.07	%(e)
Portfolio turnover rate	122%		146%		164%		151%		171%
Net assets, end of period (000s)	$148,455		$145,825		$156,585		$167,408		$125,124

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$17.30		$18.15		$25.12		$21.05		$20.07
Income from Investment Operations:
Net investment loss (a)	(0.10)		(0.04)		(0.17)		(0.16)		(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	1.77		(0.82)		(5.00)		4.60		1.11
Total from investment operations	1.67		(0.86)		(5.17)		4.44		0.98
Less Distributions to Shareholders:
From net realized gains	—		—		(1.81)		(0.37)		—
Increase from regulatory settlements	—	(b)	0.01		0.01		—		—
Net Asset Value, End of Period	$18.97		$17.30		$18.15		$25.12		$21.05
Total return (c)	9.65%		(4.68)%		(22.31)%		21.31%		4.88	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.85	%(e)	1.88	%(e)	1.77	%(f)	1.75	%(e)	1.76	%(e)
Interest expense	—	%(g)	—	%(g)	—		—	%(g)	—	%(g)
Net expenses	1.85	%(e)	1.88	%(e)	1.77	%(f)	1.75	%(e)	1.76	%(e)
Waiver/Reimbursement	—		—		—		—		—	%(g)
Net investment loss	(0.56	)%(e)	(0.30	)%(e)	(0.77	)%(f)	(0.69	)%(e)	(0.72	)%(e)
Portfolio turnover rate	122%		146%		164%		151%		171%
Net assets, end of period (000s)	$14,527		$24,951		$58,609		$168,284		$227,160

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$17.31		$18.16		$25.14		$21.06		$20.10
Income from Investment Operations:
Net investment loss (a)	(0.10)		(0.05)		(0.16)		(0.16)		(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	1.77		(0.81)		(5.02)		4.61		1.09
Total from investment operations	1.67		(0.86)		(5.18)		4.45		0.96
Less Distributions to Shareholders:
From net realized gains	—		—		(1.81)		(0.37)		—
Increase from regulatory settlements	—	(b)	0.01		0.01		—		—
Net Asset Value, End of Period	$18.98		$17.31		$18.16		$25.14		$21.06
Total return (c)	9.65%		(4.68)%		(22.33)%		21.34%		4.78	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.85	%(e)	1.88	%(e)	1.77	%(f)	1.75	%(e)	1.76	%(e)
Interest expense	—	%(g)	—	%(g)	—		—	%(g)	—	%(g)
Net expenses	1.85	%(e)	1.88	%(e)	1.77	%(f)	1.75	%(e)	1.76	%(e)
Waiver/Reimbursement	—		—		—		—		—	%(g)
Net investment loss	(0.55	)%(e)	(0.33	)%(e)	(0.75	)%(f)	(0.68	)%(e)	(0.69	)%(e)
Portfolio turnover rate	122%		146%		164%		151%		171%
Net assets, end of period (000s)	$15,990		$17,283		$21,208		$31,834		$31,046

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,								Period Ended September 30,
Class E Shares	2010		2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$18.73		$19.53		$26.74		$22.27		$22.13
Income from Investment Operations:
Net investment income (loss) (b)	0.02		0.05		(0.02)		(0.01)		—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	1.93		(0.86)		(5.39)		4.87		0.14
Total from investment operations	1.95		(0.81)		(5.41)		4.86		0.14
Less Distributions to Shareholders:
From net investment income	(0.08)		—	(c)	—		(0.02)		—
From net realized gains	—		—		(1.81)		(0.37)		—
Total distributions to shareholders	(0.08)		—	(c)	(1.81)		(0.39)		—
Increase from regulatory settlements	—	(c)	0.01		0.01		—		—
Net Asset Value, End of Year	$20.60		$18.73		$19.53		$26.74		$22.27
Total Return (d)	10.41%		(4.09)%		(21.82)%		22.07%		0.63	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.20	%(g)	1.23	%(g)	1.12	%(h)	1.10	%(g)	1.12	%(g)(i)
Interest expense	—	%(j)	—	%(j)	—		—	%(j)	—	%(i)(j)
Net expenses	1.20	%(g)	1.23	%(g)	1.12	%(h)	1.10	%(g)	1.12	%(g)(i)
Waiver/Reimbursement	—		—		—		—		—	%(i)(j)
Net investment income (loss)	0.10	%(g)	0.33	%(g)	(0.09	)%(h)	(0.03	)%(g)	(0.23	)%(g)(i)
Portfolio turnover rate	122%		146%		164%		151%		171	%(f)
Net assets, end of period (000s)	$12,800		$13,144		$14,782		$18,185		$13,071

(a)  Class E shares commenced operations on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,								Period Ended September 30,
Class F Shares	2010		2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$17.29		$18.14		$25.11		$21.05		$20.93
Income from Investment Operations:
Net investment loss (b)	(0.10)		(0.05)		(0.18)		(0.16)		—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	1.77		(0.81)		(4.99)		4.59		0.12
Total from investment operations	1.67		(0.86)		(5.17)		4.43		0.12
Less Distributions to Shareholders:
From net realized gains	—		—		(1.81)		(0.37)		—
Increase from regulatory settlements	—	(c)	0.01		0.01		—		—
Net Asset Value, End of Year	$18.96		$17.29		$18.14		$25.11		$21.05
Total Return (d)	9.66%		(4.69)%		(22.31)%		21.26%		0.57	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.85	%(g)	1.88	%(g)	1.77	%(h)	1.75	%(g)	1.77	%(g)(i)
Interest expense	—	%(j)	—	%(j)	—		—	%(j)	—	%(i)(j)
Net expenses	1.85	%(g)	1.88	%(g)	1.77	%(h)	1.75	%(g)	1.77	%(g)(i)
Waiver/Reimbursement	—		—		—		—		—	%(i)(j)
Net investment loss	(0.55	)%(g)	(0.32	)%(g)	(0.80	)%(h)	(0.70	)%(g)	(0.88	)%(g)(i)
Portfolio turnover rate	122%		146%		164%		151%		171	%(f)
Net assets, end of period (000s)	$425		$292		$380		$2,915		$5,319

(a)  Class F shares commenced operations on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended September 30, 2010 (a)
Net Asset Value, Beginning of Period	$21.18
Income from Investment Operations:
Net investment income (b)(c)	—
Net realized and unrealized loss on investments and foreign currency	(0.04)
Total from investment operations	(0.04)
Net Asset Value, End of Period	$21.14
Total return (d)(e)	(0.19)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.60%
Net investment income (f)(g)	1.89%
Portfolio turnover rate (e)	122%
Net assets, end of period (000s)	$2

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Not annualized

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class R Shares	Period Ended September 30, 2010 (a)
Net Asset Value, Beginning of Period	$20.68
Income from Investment Operations:
Net investment income (b)(c)	—
Net realized and unrealized loss on investments and foreign currency	(0.04)
Total from investment operations	(0.04)
Net Asset Value, End of Period	$20.64
Total return (d)(e)	(0.19)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.21%
Net investment income (f)(g)	1.28%
Portfolio turnover rate (e)	122%
Net assets, end of period (000s)	$2

(a)  Class R shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Not annualized

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2010		2009		2008		2007 (a)		2006
Net Asset Value, Beginning of Period	$18.64		$19.42		$26.58		$22.13		$20.98
Income from Investment Operations:
Net investment income (loss) (b)	0.03		0.06		(0.01)		0.01		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.90		(0.85)		(5.35)		4.84		1.17
Total from investment operations	1.93		(0.79)		(5.36)		4.85		1.18
Less Distributions to Shareholders:
From net investment income	(0.08)		—		—		(0.03)		(0.03)
From net realized gains	—		—		(1.81)		(0.37)		—
Total distributions to shareholders	(0.08)		—		(1.81)		(0.40)		(0.03)
Increase from regulatory settlements	—	(c)	0.01		0.01		—		—
Net Asset Value, End of Period	$20.49		$18.64		$19.42		$26.58		$22.13
Total return (d)	10.40%		(4.02)%		(21.76)%		22.14%		5.63	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.15	%(f)	1.18	%(f)	1.07	%(g)	1.05	%(f)	1.06	%(f)
Interest expense	—	%(h)	—	%(h)	—		—	%(h)	—	%(h)
Net expenses	1.15	%(f)	1.18	%(f)	1.07	%(g)	1.05	%(f)	1.06	%(f)
Waiver/Reimbursement	—		—		—		—		—	%(h)
Net investment income (loss)	0.15	%(f)	0.38	%(f)	(0.05	)%(g)	0.02	%(f)	0.06	%(f)
Portfolio turnover rate	122%		146%		164%		151%		171%
Net assets, end of period (000s)	$143,784		$145,011		$169,295		$244,901		$209,952

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	Period Ended September 30, 2010 (a)
Net Asset Value, Beginning of Period	$20.68
Income from Investment Operations:
Net investment income (b)(c)	—
Net realized and unrealized loss on investments and foreign currency	(0.04)
Total from investment operations	(0.04)
Net Asset Value, End of Period	$20.64
Total return (d)(e)	(0.19)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.96%
Net investment income (f)(g)	1.52%
Portfolio turnover rate (e)	122%
Net assets, end of period (000s)	$2

(a)  Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Not annualized

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class Y Shares	Year Ended September 30, 2010	Period Ended September 30, 2009 (a)
Net Asset Value, Beginning of Period	$19.20	$17.02
Income from Investment Operations:
Net investment income (b)	0.13	0.03
Net realized and unrealized gain on investments and foreign currency	1.97	2.15
Total from investment operations	2.10	2.18
Less Distributions to Shareholders:
From net investment income	(0.16)	—
Increase from regulatory settlements	— (c)	—
Net Asset Value, End of Period	$21.14	$19.20
Total return (d)	11.01%	12.81	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.64%	0.63	%(g)
Interest expense (h)	—%	—	%(g)
Net expenses (f)	0.64%	0.63	%(g)
Net investment income (f)	0.66%	0.78	%(g)
Portfolio turnover rate	122%	146	%(e)
Net assets, end of period (000s)	$22,272	$16,686

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$19.20		$20.02		$27.32		$22.68		$21.50
Income from Investment Operations:
Net investment income (a)	0.09		0.11		0.06		0.08		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.96		(0.88)		(5.51)		4.97		1.19
Total from investment operations	2.05		(0.77)		(5.45)		5.05		1.27
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.06)		(0.05)		(0.04)		(0.09)
From net realized gains	—		—		(1.81)		(0.37)		—
Total distributions to shareholders	(0.13)		(0.06)		(1.86)		(0.41)		(0.09)
Increase from regulatory settlements	—	(b)	0.01		0.01		—		—
Net Asset Value, End of Period	$21.12		$19.20		$20.02		$27.32		$22.68
Total return (c)	10.74%		(3.71)%		(21.55)%		22.53%		5.92	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.85	%(e)	0.88	%(e)	0.77	%(f)	0.75	%(e)	0.76	%(e)
Interest expense	—	%(g)	—	%(g)	—		—	%(g)	—	%(g)
Net expenses	0.85	%(e)	0.88	%(e)	0.77	%(f)	0.75	%(e)	0.76	%(e)
Waiver/Reimbursement	—		—		—		—		—	%(g)
Net investment income	0.45	%(e)	0.67	%(e)	0.25	%(f)	0.32	%(e)	0.35	%(e)
Portfolio turnover rate	122%		146%		164%		151%		171%
Net assets, end of period (000s)	$860,959		$940,823		$979,353		$1,302,932		$1,169,103

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$9.52		$10.53		$16.32		$15.70	$14.60
Income from Investment Operations:
Net investment income (a)	0.13		0.15		0.17		0.14	0.17
Net realized and unrealized gain (loss) on investments and futures contracts	0.57		(1.00)		(3.96)		2.10	2.18
Total from investment operations	0.70		(0.85)		(3.79)		2.24	2.35
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.16)		(0.17)		(0.16)	(0.18)
From net realized gains	—		—		(1.83)		(1.46)	(1.07)
Total distributions to shareholders	(0.13)		(0.16)		(2.00)		(1.62)	(1.25)
Increase from regulatory settlements	—	(b)	—		—		—	—
Net Asset Value, End of Period	$10.09		$9.52		$10.53		$16.32	$15.70
Total return (c)	7.36	%(d)	(7.72)%		(26.09)%		15.00%	17.19	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.25%		1.29%		1.28%		1.24%	1.21%
Interest expense	—	%(f)	—	%(f)	—	%(f)	—	—	%(f)
Net expenses (e)	1.25%		1.29%		1.28%		1.24%	1.21%
Waiver/Reimbursement	0.02%		—		—		—	—	%(f)
Net investment income (e)	1.30%		1.94%		1.32%		0.89%	1.15%
Portfolio turnover rate	79%		170%		78%		91%	81%
Net assets, end of period (000s)	$9,109		$10,543		$16,171		$34,706	$12,717

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$8.97		$9.92		$15.47		$14.96	$13.96
Income from Investment Operations:
Net investment income (a)	0.05		0.09		0.07		0.03	0.06
Net realized and unrealized gain (loss) on investments and futures contracts	0.53		(0.94)		(3.72)		1.98	2.08
Total from investment operations	0.58		(0.85)		(3.65)		2.01	2.14
Less Distributions to Shareholders:
From net investment income	(0.05)		(0.10)		(0.07)		(0.04)	(0.07)
From net realized gains	—		—		(1.83)		(1.46)	(1.07)
Total distributions to shareholders	(0.05)		(0.10)		(1.90)		(1.50)	(1.14)
Increase from regulatory settlements	—	(b)	—		—		—	—
Net Asset Value, End of Period	$9.50		$8.97		$9.92		$15.47	$14.96
Total return (c)	6.51	%(d)	(8.33)%		(26.59)%		14.12%	16.35	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	2.00%		2.04%		2.03%		1.99%	1.96%
Interest expense	—	%(f)	—	%(f)	—	%(f)	—	—	%(f)
Net expenses (e)	2.00%		2.04%		2.03%		1.99%	1.96%
Waiver/Reimbursement	0.02%		—		—		—	—	%(f)
Net investment income (e)	0.55%		1.22%		0.56%		0.19%	0.43%
Portfolio turnover rate	79%		170%		78%		91%	81%
Net assets, end of period (000s)	$1,644		$2,169		$3,914		$7,690	$5,332

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$8.94		$9.89		$15.44		$14.93	$13.94
Income from Investment Operations:
Net investment income (a)	0.05		0.09		0.07		0.02	0.05
Net realized and unrealized gain (loss) on investments and futures contracts	0.52		(0.94)		(3.72)		1.99	2.08
Total from investment operations	0.57		(0.85)		(3.65)		2.01	2.13
Less Distributions to Shareholders:
From net investment income	(0.05)		(0.10)		(0.07)		(0.04)	(0.07)
From net realized gains	—		—		(1.83)		(1.46)	(1.07)
Total distributions to shareholders	(0.05)		(0.10)		(1.90)		(1.50)	(1.14)
Increase from regulatory settlements	—	(b)	—		—		—	—
Net Asset Value, End of Period	$9.46		$8.94		$9.89		$15.44	$14.93
Total return (c)	6.42	%(d)	(8.35)%		(26.64)%		14.15%	16.30	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	2.00%		2.04%		2.03%		1.99%	1.96%
Interest expense	—	%(f)	—	%(f)	—	%(f)	—	—	%(f)
Net expenses (e)	2.00%		2.04%		2.03%		1.99%	1.96%
Waiver/Reimbursement	0.02%		—		—		—	—	%(f)
Net investment income (e)	0.55%		1.18%		0.55%		0.14%	0.39%
Portfolio turnover rate	79%		170%		78%		91%	81%
Net assets, end of period (000s)	$1,879		$2,020		$2,801		$5,650	$1,801

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2010		2009		2008		2007 (a)	2006
Net Asset Value, Beginning of Period	$9.52		$10.53		$16.33		$15.70	$14.60
Income from Investment Operations:
Net investment income (b)	0.12		0.15		0.16		0.15	0.17
Net realized and unrealized gain (loss) on investment and futures contracts	0.57		(1.00)		(3.97)		2.09	2.18
Total from investment operations	0.69		(0.85)		(3.81)		2.24	2.35
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.16)		(0.16)		(0.15)	(0.18)
From net realized gains	—		—		(1.83)		(1.46)	(1.07)
Total distributions to shareholders	(0.12)		(0.16)		(1.99)		(1.61)	(1.25)
Increase from regulatory settlements	—	(c)	—		—		—	—
Net Asset Value, End of Period	$10.09		$9.52		$10.53		$16.33	$15.70
Total return (d)	7.30	%(e)	(7.77)%		(26.18)%		15.01%	17.13	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.30%		1.34%		1.33%		1.29%	1.26%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	—	%(g)
Net expenses (f)	1.30%		1.34%		1.33%		1.29%	1.26%
Waiver/Reimbursement	0.02%		—		—		—	—	%(g)
Net investment income (f)	1.25%		1.84%		1.27%		0.91%	1.15%
Portfolio turnover rate	79%		170%		78%		91%	81%
Net assets, end of period (000s)	$69,025		$72,555		$89,694		$140,443	$137,595

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$9.77		$10.80		$16.69		$16.02	$14.87
Income from Investment Operations:
Net investment income (a)	0.16		0.17		0.21		0.20	0.22
Net realized and unrealized gain (loss) on investments and futures contracts	0.58		(1.02)		(4.07)		2.13	2.22
Total from investment operations	0.74		(0.85)		(3.86)		2.33	2.44
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.18)		(0.20)		(0.20)	(0.22)
From net realized gains	—		—		(1.83)		(1.46)	(1.07)
Total distributions to shareholders	(0.15)		(0.18)		(2.03)		(1.66)	(1.29)
Increase from regulatory settlements	—	(b)	—		—		—	—
Net Asset Value, End of Period	$10.36		$9.77		$10.80		$16.69	$16.02
Total return (c)	7.63	%(d)	(7.49)%		(25.92)%		15.29%	17.50	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.00%		1.04%		1.03%		0.99%	0.96%
Interest expense	—	%(f)	—	%(f)	—	%(f)	—	—	%(f)
Net expenses (e)	1.00%		1.04%		1.03%		0.99%	0.96%
Waiver/Reimbursement	0.02%		—		—		—	—	%(f)
Net investment income (e)	1.54%		2.13%		1.58%		1.20%	1.45%
Portfolio turnover rate	79%		170%		78%		91%	81%
Net assets, end of period (000s)	$126,172		$218,691		$222,212		$341,612	$285,941

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2010		2009 (a)		2008		2007		2006
Net Asset Value, Beginning of Period	$11.76		$11.89		$15.51		$14.03		$13.59
Income from Investment Operations:
Net investment income (b)	0.04		0.08		0.07		0.05		—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	0.87		(0.14)		(2.17)		2.60		1.21
Total from investment operations	0.91		(0.06)		(2.10)		2.65		1.21
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.07)		(0.05)		—		(0.01)
From net realized gains	—		—		(1.47)		(1.17)		(0.76)
Total distributions to shareholders	(0.06)		(0.07)		(1.52)		(1.17)		(0.77)
Increase from regulatory settlements	—		—	(c)	—		—		—
Net Asset Value, End of Period	$12.61		$11.76		$11.89		$15.51		$14.03
Total return (d)(e)	7.75%		(0.28)%		(15.35)%		19.82%		9.24%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.19	%(f)	1.17	%(f)	1.14	%(g)	1.14	%(f)	1.14	%(f)
Interest expense	—		—	%(h)	—	%(h)	—		—
Net expenses	1.19	%(f)	1.17	%(f)	1.14	%(g)	1.14	%(f)	1.14	%(f)
Waiver/Reimbursement	0.06%		0.11%		0.10%		0.10%		0.12%
Net investment income	0.32	%(f)	0.77	%(f)	0.53	%(g)	0.32	%(f)	—	%(f)(h)
Portfolio turnover rate	94%		131%		106%		88%		63%
Net assets, end of period (000s)	$111,182		$27,742		$11,187		$12,054		$10,578

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2010		2009 (a)		2008		2007		2006
Net Asset Value, Beginning of Period	$11.02		$11.14		$14.67		$13.42		$13.12
Income from Investment Operations:
Net investment income (loss) (b)	(0.05)		0.01		(0.03)		(0.06)		(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	0.81		(0.13)		(2.03)		2.48		1.16
Total from investment operations	0.76		(0.12)		(2.06)		2.42		1.06
Less Distributions to Shareholders:
From net realized gains	—		—		(1.47)		(1.17)		(0.76)
Increase from regulatory settlements	—		—	(c)	—		—		—
Net Asset Value, End of Period	$11.78		$11.02		$11.14		$14.67		$13.42
Total return (d)(e)	6.90%		(1.08)%		(15.96)%		18.94%		8.40%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.94	%(f)	1.92	%(f)	1.89	%(g)	1.89	%(f)	1.89	%(f)
Interest expense	—		—	%(h)	—	%(h)	—		—
Net expenses	1.94	%(f)	1.92	%(f)	1.89	%(g)	1.89	%(f)	1.89	%(f)
Waiver/Reimbursement	0.06%		0.11%		0.10%		0.10%		0.12%
Net investment income (loss)	(0.46	)%(f)	0.12	%(f)	(0.22	)%(g)	(0.44	)%(f)	(0.75	)%(f)
Portfolio turnover rate	94%		131%		106%		88%		63%
Net assets, end of period (000s)	$3,991		$3,428		$3,629		$4,796		$5,637

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2010		2009 (a)		2008		2007		2006
Net Asset Value, Beginning of Period	$11.03		$11.15		$14.68		$13.43		$13.13
Income from Investment Operations:
Net investment income (loss) (b)	(0.05)		0.01		(0.03)		(0.06)		(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	0.82		(0.13)		(2.03)		2.48		1.16
Total from investment operations	0.77		(0.12)		(2.06)		2.42		1.06
Less Distributions to Shareholders:
From net realized gains	—		—		(1.47)		(1.17)		(0.76)
Increase from regulatory settlements	—		—	(c)	—		—		—
Net Asset Value, End of Period	$11.80		$11.03		$11.15		$14.68		$13.43
Total return (d)(e)	6.98%		(1.08)%		(15.95)%		18.93%		8.40%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.94	%(f)	1.92	%(f)	1.89	%(g)	1.89	%(f)	1.89	%(f)
Interest expense	—		—	%(h)	—	%(h)	—		—
Net expenses	1.94	%(f)	1.92	%(f)	1.89	%(g)	1.89	%(f)	1.89	%(f)
Waiver/Reimbursement	0.06%		0.11%		0.10%		0.10%		0.12%
Net investment income (loss)	(0.44	)%(f)	0.03	%(f)	(0.21	)%(g)	(0.41	)%(f)	(0.75	)%(f)
Portfolio turnover rate	94%		131%		106%		88%		63%
Net assets, end of period (000s)	$18,368		$7,094		$1,718		$1,428		$906

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended September 30, 2010 (a)
Net Asset Value, Beginning of Period	$12.70
Income from Investment Operations:
Net investment income (b)	0.01
Net realized and unrealized loss on investments and foreign currency	(0.02)
Total from investment operations	(0.01)
Net Asset Value, End of Period	$12.69
Total return (c)(d)	(0.08)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.85%
Net investment income (e)(f)	4.99%
Portfolio turnover rate (d)	94%
Net assets, end of period (000s)	$2

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout the period is as follows:

Class R Shares	Period Ended September 30, 2010 (a)
Net Asset Value, Beginning of Period	$12.62
Income from Investment Operations:
Net investment income (b)(c)	—
Net realized and unrealized loss on investments and foreign currency	(0.01)
Total from investment operations	(0.01)
Net Asset Value, End of Period	$12.61
Total return (d)(e)	(0.08)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.44%
Net investment income (f)(g)	4.34%
Portfolio turnover rate (e)	94%
Net assets, end of period (000s)	$2

(a)  Class R shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2010		2009 (a)		2008		2007 (b)		2006
Net Asset Value, Beginning of Period	$11.67		$11.80		$15.40		$13.95		$13.52
Income from Investment Operations:
Net investment income (loss) (c)	0.03		0.08		0.06		0.04		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	0.86		(0.14)		(2.15)		2.58		1.21
Total from investment operations	0.89		(0.06)		(2.09)		2.62		1.20
Less Distributions to Shareholders:
From net investment income	(0.05)		(0.07)		(0.04)		—	(d)	(0.01)
From net realized gains	—		—		(1.47)		(1.17)		(0.76)
Total distributions to shareholders	(0.05)		(0.07)		(1.51)		(1.17)		(0.77)
Increase from regulatory settlements	—		—	(d)	—		—		—
Net Asset Value, End of Period	$12.51		$11.67		$11.80		$15.40		$13.95
Total return (e)(f)	7.68%		(0.35)%		(15.37)%		19.70%		9.16%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.24	%(g)	1.22	%(g)	1.19	%(h)	1.19	%(g)	1.19	%(g)
Interest expense	—		—	%(i)	—	%(i)	—		—
Net expenses	1.24	%(g)	1.22	%(g)	1.19	%(h)	1.19	%(g)	1.19	%(g)
Waiver/Reimbursement	0.06%		0.11%		0.10%		0.10%		0.12%
Net investment income (loss)	0.24	%(g)	0.81	%(g)	0.48	%(h)	0.27	%(g)	(0.05	)%(g)
Portfolio turnover rate	94%		131%		106%		88%		63%
Net assets, end of period (000s)	$112,862		$117,161		$132,272		$177,345		$168,506

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On August 8, 2007, Class G shares were converted to Class T shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	Period Ended September 30, 2010 (a)
Net Asset Value, Beginning of Period	$12.62
Income from Investment Operations:
Net investment income (b)(c)	—
Net realized and unrealized loss on investments and foreign currency	(0.01)
Total from investment operations	(0.01)
Net Asset Value, End of Period	$12.61
Total return (d)(e)	(0.08)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.19%
Net investment income (f)(g)	4.64%
Portfolio turnover rate (e)	94%
Net assets, end of period (000s)	$2

(a)  Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2010		2009 (a)		2008		2007		2006
Net Asset Value, Beginning of Period	$11.83		$11.97		$15.60		$14.10		$13.66
Income from Investment Operations:
Net investment income (b)	0.07		0.11		0.11		0.08		0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.86		(0.15)		(2.18)		2.62		1.21
Total from investment operations	0.93		(0.04)		(2.07)		2.70		1.24
Less Distributions to Shareholders:
From net investment income	(0.08)		(0.10)		(0.09)		(0.03)		(0.04)
From net realized gains	—		—		(1.47)		(1.17)		(0.76)
Total distributions to shareholders	(0.08)		(0.10)		(1.56)		(1.20)		(0.80)
Increase from regulatory settlements	—		—	(c)	—		—		—
Net Asset Value, End of Period	$12.68		$11.83		$11.97		$15.60		$14.10
Total return (d)(e)	7.93%		(0.01)%		(15.11)%		20.13%		9.45%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.94	%(f)	0.92	%(f)	0.89	%(g)	0.89	%(f)	0.89	%(f)
Interest expense	—		—	%(h)	—	%(h)	—		—
Net expenses	0.94	%(f)	0.92	%(f)	0.89	%(g)	0.89	%(f)	0.89	%(f)
Waiver/Reimbursement	0.06%		0.11%		0.10%		0.10%		0.12%
Net investment income	0.54	%(f)	1.09	%(f)	0.77	%(g)	0.57	%(f)	0.25	%(f)
Portfolio turnover rate	94%		131%		106%		88%		63%
Net assets, end of period (000s)	$344,081		$247,974		$173,479		$245,529		$256,039

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.58	$14.14	$20.01	$19.72	$19.32
Income from Investment Operations:
Net investment income (loss) (a)	(0.05)	(0.02)	(0.09)	0.04 (b)	(0.06)
Net realized and unrealized gain (loss) on investments	1.80	(1.39)	(2.11)	2.46	1.91
Total from investment operations	1.75	(1.41)	(2.20)	2.50	1.85
Less Distributions to Shareholders:
From net investment income	—	—	(0.03)	—	—
From net realized gains	—	(1.15)	(3.64)	(2.21)	(1.45)
Total distributions to shareholders	—	(1.15)	(3.67)	(2.21)	(1.45)
Increase from regulatory settlements	—	— (c)	—	—	—
Net Asset Value, End of Period	$13.33	$11.58	$14.14	$20.01	$19.72
Total return (d)	15.11%	(7.41)%	(12.86)%	13.30%	10.08	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.30%	1.33%	1.25%	1.21%	1.16%
Interest expense	—	—	—	—	—	%(g)
Net expenses (f)	1.30%	1.33%	1.25%	1.21%	1.16%
Waiver/Reimbursement	—	—	—	—	—	%(g)
Net investment income (loss) (f)	(0.38)%	(0.28)%	(0.56)%	0.22%	(0.30)%
Portfolio turnover rate	26%	11%	25%	44%	14%
Net assets, end of period (000s)	$121,456	$81,474	$115,246	$176,504	$190,390

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$10.42	$12.97	$18.75	$18.73		$18.56
Income from Investment Operations:
Net investment loss (a)	(0.12)	(0.09)	(0.19)	(0.10	)(b)	(0.19)
Net realized and unrealized gain (loss) on investments	1.60	(1.31)	(1.95)	2.33		1.81
Total from investment operations	1.48	(1.40)	(2.14)	2.23		1.62
Less Distributions to Shareholders:
From net realized gains	—	(1.15)	(3.64)	(2.21)		(1.45)
Increase from regulatory settlements	—	— (c)	—	—		—
Net Asset Value, End of Period	$11.90	$10.42	$12.97	$18.75		$18.73
Total return (d)	14.20%	(8.08)%	(13.53)%	12.49%		9.17	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.05%	2.08%	2.00%	1.96%		1.91%
Interest expense	—	—	—	—		—	%(g)
Net expenses (f)	2.05%	2.08%	2.00%	1.96%		1.91%
Waiver/Reimbursement	—	—	—	—		—	%(g)
Net investment loss (f)	(1.11)%	(1.03)%	(1.31)%	(0.53)%		(1.05)%
Portfolio turnover rate	26%	11%	25%	44%		14%
Net assets, end of period (000s)	$15,478	$17,317	$23,085	$35,918		$39,109

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$10.43	$12.99	$18.76	$18.75		$18.57
Income from Investment Operations:
Net investment loss (a)	(0.12)	(0.09)	(0.19)	(0.10	)(b)	(0.19)
Net realized and unrealized gain (loss) on investments	1.61	(1.32)	(1.94)	2.32		1.82
Total from investment operations	1.49	(1.41)	(2.13)	2.22		1.63
Less Distributions to Shareholders:
From net realized gains	—	(1.15)	(3.64)	(2.21)		(1.45)
Increase from regulatory settlements	—	— (c)	—	—		—
Net Asset Value, End of Period	$11.92	$10.43	$12.99	$18.76		$18.75
Total return (d)	14.29%	(8.15)%	(13.46)%	12.41%		9.23	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.05%	2.08%	2.00%	1.96%		1.91%
Interest expense	—	—	—	—		—	%(g)
Net expenses (f)	2.05%	2.08%	2.00%	1.96%		1.91%
Waiver/Reimbursement	—	—	—	—		—	%(g)
Net investment loss (f)	(1.12)%	(1.03)%	(1.29)%	(0.53)%		(1.05)%
Portfolio turnover rate	26%	11%	25%	44%		14%
Net assets, end of period (000s)	$19,635	$18,461	$24,756	$42,312		$46,241

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended September 30, 2010 (a)
Net Asset Value, Beginning of Period	$13.37
Income from Investment Operations:
Net investment income (b)(c)	—
Net realized and unrealized gain on investments	0.32
Total from investment operations	0.32
Net Asset Value, End of Period	$13.69
Total return (d)(e)	2.39%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	0.90%
Net investment income (f)(g)	2.13%
Portfolio turnover rate (e)	26%
Net assets, end of period (000s)	$3

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2010	2009	2008	2007 (a)	2006
Net Asset Value, Beginning of Period	$11.39	$13.94	$19.78	$19.53	$19.15
Income from Investment Operations:
Net investment income (loss) (b)	(0.05)	(0.03)	(0.10)	0.03 (c)	(0.07)
Net realized and unrealized gain (loss) on investments	1.76	(1.37)	(2.08)	2.43	1.90
Total from investment operations	1.71	(1.40)	(2.18)	2.46	1.83
Less Distributions to Shareholders:
From net investment income	—	—	(0.02)	—	—
From net realized gains	—	(1.15)	(3.64)	(2.21)	(1.45)
Total distributions to shareholders	—	(1.15)	(3.66)	(2.21)	(1.45)
Increase from Regulatory Settlements	—	— (d)	—	—	—
Net Asset Value, End of Period	$13.10	$11.39	$13.94	$19.78	$19.53
Total return (e)	15.01%	(7.45)%	(12.90)%	13.22%	10.04	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.35%	1.38%	1.30%	1.26%	1.21%
Interest expense	—	—	—	—	—	%(h)
Net expenses (g)	1.35%	1.38%	1.30%	1.26%	1.21%
Waiver/Reimbursement	—	—	—	—	—	%(h)
Net investment income (loss) (g)	(0.42)%	(0.34)%	(0.63)%	0.17%	(0.35)%
Portfolio turnover rate	26%	11%	25%	44%	14%
Net assets, end of period (000s)	$73,960	$74,722	$98,299	$136,381	$135,538

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	Period Ended September 30, 2010 (a)
Net Asset Value, Beginning of Period	$13.01
Income from Investment Operations:
Net investment income (b)(c)	—
Net realized and unrealized gain on investments	0.31
Total from investment operations	0.31
Net Asset Value, End of Period	$13.32
Total return (d)(e)	2.38%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.34%
Net investment income (f)(g)	1.69%
Portfolio turnover rate (e)	26%
Net assets, end of period (000s)	$3

(a)  Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.87	$14.42	$20.33	$19.96	$19.54
Income from Investment Operations:
Net investment income (loss) (a)	(0.02)	— (b)	(0.04)	0.09 (c)	(0.01)
Net realized and unrealized gain (loss) on investments	1.84	(1.40)	(2.15)	2.49	1.93
Total from investment operations	1.82	(1.40)	(2.19)	2.58	1.92
Less Distributions to Shareholders:
From net investment income	—	—	(0.08)	—	—
From net realized gains	—	(1.15)	(3.64)	(2.21)	(1.50)
Total distributions to shareholders	—	(1.15)	(3.72)	(2.21)	(1.50)
Increase from regulatory settlements	—	— (b)	—	—	—
Net Asset Value, End of Period	$13.69	$11.87	$14.42	$20.33	$19.96
Total return (d)	15.33%	(7.18)%	(12.60)%	13.56%	10.32	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.05%	1.08%	1.00%	0.96%	0.91%
Interest expense	—	—	—	—	—	%(g)
Net expenses (f)	1.05%	1.08%	1.00%	0.96%	0.91%
Waiver/Reimbursement	—	—	—	—	—	%(g)
Net investment income (loss) (f)	(0.12)%	(0.04)%	(0.27)%	0.46%	(0.05)%
Portfolio turnover rate	26%	11%	25%	44%	14%
Net assets, end of period (000s)	$411,684	$353,117	$413,763	$834,537	$929,791

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Stock Funds

September 30, 2010

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following diversified series of the Trust funds (each, a "Fund" and collectively, the "Funds"):

Columbia Asset Allocation Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Contrarian Core Fund

Columbia Small Cap Core Fund

Investment Objectives

Columbia Asset Allocation Fund seeks total return, consisting of current income and long-term capital appreciation. Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund each seek long-term capital appreciation. Columbia Disciplined Value Fund seeks total return, consisting primarily of long-term capital appreciation and secondarily of current income. Columbia Contrarian Core Fund seeks total return, consisting of long-term capital appreciation and current income.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers the following classes of shares: Class A, Class B, Class C, Class T and Class Z. Columbia Large Cap Growth Fund also offers Class E, Class F, Class I, Class R, Class W and Class Y shares. Columbia Contrarian Core Fund also offers Class I, Class R and Class W shares. Columbia Small Cap Core Fund also offers Class I and Class W shares Effective September 27, 2010, Class I, Class R and Class W shares of Columbia Large Cap Growth Fund commenced operations. Also on that date, Class I, Class R and Class W shares of Columbia Contrarian Core Fund and Class I and Class W shares of Columbia Small Cap Core Fund commenced operations. Each share class has its own expense structure and sales charges, as applicable.

Columbia Large Cap Growth Fund is authorized to issue Class R4 and Class R5 shares and Columbia Contrarian Core Fund is authorized to issue Class R4 shares, however as of the date of this report these share classes are not offered for sale and have not commenced operations.

The Funds no longer accept investments by new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of each Fund and exchanges by existing Class B shareholders of the other Columbia Funds. Columbia Large Cap Growth Fund's Class E and Class F shares are closed to new investors and new accounts.

Class A, Class E and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a maximum contingent deferred sales charge ("CDSC") of 1.00% based upon the holding period after purchase.

Class E shares purchased without an initial sales charge in accounts aggregating $1 million to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within one year after purchase.

Class B and Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B and Class F shares will generally convert to Class A and Class E shares, respectively, eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Class I, Class R, Class W, Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of these share classes, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Stock Funds, September 30, 2010 (continued)

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and, except as disclosed in Note 13, noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities, exchange-traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows

Stock Funds, September 30, 2010 (continued)

and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the "amendment"), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

Each Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that that management has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Delayed Delivery Securities

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Stock Funds, September 30, 2010 (continued)

Treasury Inflation Protected Securities

Columbia Asset Allocation Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statements of Operations.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income for Columbia Asset Allocation Fund and Columbia Disciplined Value Fund, if any, are declared and paid quarterly. Distributions from net investment income for Columbia Large Cap Growth Fund, Columbia Contrarian Core Fund and Columbia Small Cap Core Fund, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually for all Funds. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Stock Funds, September 30, 2010 (continued)

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, expired capital loss carryforwards, market discount accretion/premium amortization on debt securities, REIT adjustments, proceeds from litigation settlements, passive foreign investment company ("PFIC") adjustments, reversal of net capital losses on a redemption-in-kind and paydown adjustments were identified and reclassified among the components of the Fund's net assets as follows:

	Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Asset Allocation Fund	$243,296	$(243,294)	$(2)
Columbia Large Cap Growth Fund	23,857	92,626,324	(92,650,181)
Columbia Disciplined Value Fund	4	75,926	(75,930)
Columbia Contrarian Core Fund	477	(477)	—
Columbia Small Cap Core Fund	1,074,530	(1)	(1,074,529)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	September 30, 2010
	Ordinary Income*	Long-term Capital Gains
Columbia Asset Allocation Fund	$4,590,042	$—
Columbia Large Cap Growth Fund	7,966,395	—
Columbia Disciplined Value Fund	3,560,976	—
Columbia Contrarian Core Fund	2,597,814	—
Columbia Small Cap Core Fund	—	—

Stock Funds, September 30, 2010 (continued)

	September 30, 2009
	Ordinary Income*	Long-term Capital Gains
Columbia Asset Allocation Fund	$4,673,335	$—
Columbia Large Cap Growth Fund	3,097,329	—
Columbia Disciplined Value Fund	5,792,142	—
Columbia Contrarian Core Fund	2,862,875	—
Columbia Small Cap Core Fund	—	51,429,836

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of September 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
Columbia Asset Allocation Fund $ 459,679	$—	$	20,185,872
Columbia Large Cap Growth Fund	3,184,638	—	212,840,254
Columbia Disciplined Value Fund	268,407	—	28,081,549
Columbia Contrarian Core Fund	1,476,369	—	80,219,683
Columbia Small Cap Core Fund	—	—	41,914,191

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at September 30, 2010, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
Columbia Asset Allocation Fund	$23,885,016	$(3,699,144)	$20,185,872
Columbia Large Cap Growth Fund	226,205,839	(13,365,585)	212,840,254
Columbia Disciplined Value Fund	30,916,269	(2,834,720)	28,081,549
Columbia Contrarian Core Fund	85,847,387	(5,627,704)	80,219,683
Columbia Small Cap Core Fund	140,711,101	(98,796,910)	41,914,191

Stock Funds, September 30, 2010 (continued)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2011	2017	2018	Total
Columbia Asset Allocation Fund	$—	$15,394,963	$16,050,883	$31,445,846
Columbia Large Cap Growth Fund	5,529,590	101,274,621	144,439,858	251,244,069
Columbia Disciplined Value Fund	—	57,648,687	55,533,936	113,182,623
Columbia Contrarian Core Fund	—	9,193,513	—	9,193,513
Columbia Small Cap Core Fund	—	6,883,381	9,719,746	16,603,127

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $5,529,590 expiring September 30, 2011 remain from the merger with Columbia Growth Stock Fund.

Capital loss carryforwards were utilized and/or expired during the year ended September 30, 2010. Expired capital loss carryforwards are recorded as a reduction of paid-in capital. Capital loss carryforwards were utilized and/or expired were as follows:

Columbia Asset Allocation Fund	$—
Columbia Large Cap Growth Fund	92,626,019
Columbia Disciplined Value Fund	—
Columbia Contrarian Core Fund	6,328,523
Columbia Small Cap Core Fund	—

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Funds. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Funds and subsequently changed its name to Columbia Management Investment Advisers, LLC

Stock Funds, September 30, 2010 (continued)

(the "New Advisor"). The New Advisor receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $200 Million	$200 Million to $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $2 Billion	$2 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Asset Allocation Fund	0.650%	0.650%	0.600%	0.550%	0.500%	0.500%	0.480%	0.460%
Columbia Large Cap Growth Fund	0.700%	0.575%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Columbia Disciplined Value Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Contrarian Core Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Small Cap Core Fund	0.750%	0.750%	0.700%	0.650%	0.600%	0.550%	0.550%	0.550%

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Funds under the same fee structure.

For the year ended September 30, 2010, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Columbia Asset Allocation Fund	0.65%
Columbia Large Cap Growth Fund	0.52%
Columbia Disciplined Value Fund	0.70%
Columbia Contrarian Core Fund	0.70%
Columbia Small Cap Core Fund	0.74%

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Funds under a new Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Funds, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee from each Fund, except Columbia Large Cap Growth Fund, at the annual rate of 0.067% of each Fund's average daily net assets. The New Advisor receives a monthly administration fee from Columbia Large Cap Growth Fund at the annual rate of 0.050% of the Fund's average daily net assets. Prior to the Closing, Columbia provided administrative services to the Fund at the same fee rates.

Pricing and Bookkeeping Fees

Prior to the Closing, the Funds entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Funds pay State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Funds for the month. The aggregate fee will not exceed

Stock Funds, September 30, 2010 (continued)

$140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund's portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Funds and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The New Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Funds. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Funds and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended September 30, 2010, the funds' effective transfer agent fee rates of the Funds' average net assets were as follows:

	Class A	Class B	Class C	Class E	Class F	Class R	Class T	Class W	Class Y		Class Z
Columbia Asset Allocation Fund	0.18%	0.18%	0.18%	—	—	—	0.18%	—	—		0.18%
Columbia Large Cap Growth Fund	0.21%	0.21%	0.21%	0.21%	0.21%	0.11%	0.21%	0.11%	0.00	%*	0.21%
Columbia Disciplined Value Fund	0.11%	0.11%	0.11%	—	—	—	0.11%	—	—		0.11%
Columbia Contrarian Core Fund	0.13%	0.13%	0.13%	—	—	0.10%	0.13%	0.10%	—		0.13%
Columbia Small Cap Core Fund	0.17%	0.17%	0.17%	—	—	—	0.17%	0.19%	—		0.17%

*Rounds to less than 0.01%.

Stock Funds, September 30, 2010 (continued)

Class I shares do not pay transfer agent fees.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended September 30, 2010, no minimum account balance fees were charged by the Funds.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Funds and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor").

For the year ended September 30, 2010, initial sales charges paid by shareholders on the purchase of Class A, Class E and Class T shares and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares were as follows:

	Front-End Sales Charge			CDSC
	Class A	Class E	Class T	Class A	Class B	Class C	Class E
Columbia Asset Allocation Fund	$4,497	$—	$1,836	$—	$2,598	$10	$—
Columbia Large Cap Growth Fund	10,453	88	4,898	451	19,269	1,872	598
Columbia Disciplined Value Fund	1,434	—	1,521	—	1,635	266	—
Columbia Contrarian Core Fund	47,594	—	1,978	6	3,157	4,090	—
Columbia Small Cap Core Fund	2,131	—	—	—	1,251	—	—

The Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") which require the payment of monthly distribution and service fees to the New Distributor based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee
	Class A	Class B	Class C	Class E	Class F	Class R	Class W
Columbia Asset Allocation Fund	0.10%	0.75%	0.75%	—	—	—	—
Columbia Large Cap Growth Fund	0.10%	0.75%	0.75%	0.10%	0.75%	0.50%	0.25%
Columbia Disciplined Value Fund	0.10%	0.75%	0.75%	—	—	—	—
Columbia Contrarian Core Fund	0.10%	0.75%	0.75%	—	—	0.50%	0.25%
Columbia Small Cap Core Fund	0.10%	0.75%	0.75%	—	—	—	0.25%

Stock Funds, September 30, 2010 (continued)

	Service Fee
	Class A	Class B	Class C	Class E	Class F	Class W
Columbia Asset Allocation Fund	0.25%	0.25%	0.25%	—	—	—
Columbia Large Cap Growth Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Columbia Disciplined Value Fund	0.25%	0.25%	0.25%	—	—	—
Columbia Contrarian Core Fund	0.25%	0.25%	0.25%	—	—	0.25%
Columbia Small Cap Core Fund	0.25%	0.25%	0.25%	—	—	0.25%

The Funds may pay distribution and service (12b-1) fees at the maximum annual rate of 0.35% of each Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), but limited such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.

Columbia Contrarian Core Fund, Columbia Small Cap Core Fund and Columbia Large Cap Growth Fund may pay a distribution fee of up to 0.25% of each Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of each Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of each Fund's average daily net assets attributable to Class W shares. For the year ended September 30, 2010, the distribution and service fees were 0.00% and 0.25%, respectively, of each Fund's average daily net assets attributable to Class W.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the New Distributor for amounts paid by the New Distributor to dealers who sold such shares.

Shareholder Services Fees

The Funds have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by service organizations. The Funds may pay shareholder services fees of up to 0.25% of each Fund's average daily net assets attributable to Class T shares for shareholder liaison services and up to 0.25% of each Fund's average daily net assets attributable to Class T shares for administrative support services, provided, however, that the aggregate fee shall not exceed 0.30% of each Fund's average daily net assets attributable to Class T shares. For the year ended September 30, 2010, the shareholder services fee was 0.30% of each Fund's average daily net assets attributable to Class T shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Funds' shares. There were no changes to the underwriting discount structure of the Funds or the service, distribution or shareholder services fee rates paid by the Funds as a result of the Transaction.

Fee Waivers and Expense Reimbursements

Effective September 27, 2010, the New Advisor has contractually agreed to reimburse a portion of Columbia Large Cap Growth Fund and Columbia Contrarian Core Fund expenses through September 30, 2011, so that each Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from each Fund's custodian, do not exceed the following annual rates, based on each Fund's average daily net assets. This expense arrangement may only be modified or amended with approval from all parties to such arrangements, including each Fund and the Advisor.

Stock Funds, September 30, 2010 (continued)

	Columbia Large Cap Growth Fund	Columbia Contrarian Core Fund
	Annual Rates
Class A	1.25%	1.19%
Class B	2.00%	1.94%
Class C	2.00%	1.94%
Class E	1.35%	N/A
Class F	2.00%	N/A
Class I	0.85%	0.86%
Class R	1.50%	1.44%
Class T	1.30%	1.24%
Class W	1.25%	1.19%
Class Y	1.00%	N/A
Class Z	1.00%	0.94%

Effective September 27, 2010, the New Advisor has voluntarily agreed to reimburse a portion of Columbia Small Cap Core Fund expenses so that ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rates of 1.35%, 2.10%, 2.10%, 0.96%, 1.40%, 1.35% and 1.10% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class I, Class T, Class W and Class Z shares, respectively, based on the Fund's average daily net assets. These arrangements may be modified or terminated by the New Advisor at any time.

From May 1, 2010 to September 26, 2010, the New Advisor had voluntarily agreed to reimburse a portion of Columbia Large Cap Growth Fund, Columbia Contrarian Core Fund and Columbia Small Cap Core Fund expenses so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from each Fund's custodian, did not exceed the following annual rates, based on each Fund's average daily net assets. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of each Fund's expenses in the same manner.

Fund	Annual Rates
Columbia Large Cap Growth Fund	1.00%
Columbia Contrarian Core Fund	0.94%
Columbia Small Cap Core Fund	1.10%

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of Columbia Asset Allocation Fund and Columbia Disciplined Value Fund expenses so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from each Fund's custodian, do not exceed the following annual rates, based on each Fund's average daily net assets:

Fund	Annual Rates
Columbia Asset Allocation Fund	0.95%
Columbia Disciplined Value Fund	1.00%

These arrangements may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of each Fund's expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Funds are employees of the New Advisor or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, each Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Stock Funds, September 30, 2010 (continued)

Trustees are compensated for their services to the Funds, as set forth on the Statements of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Other Related Party Transactions

Prior to the Closing, the Funds used one or more brokers that were affiliates of BOA in connection with the purchase and sale of their securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were as follows:

Amount
Columbia Asset Allocation Fund	$314
Columbia Contrarian Core Fund	5,007
Columbia Small Cap Core Fund	2,576

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the year ended September 30, 2010, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia Asset Allocation Fund	$750
Columbia Large Cap Growth Fund	79
Columbia Disciplined Value Fund	5
Columbia Contrarian Core Fund	24
Columbia Small Cap Core Fund	64

Note 6. Objectives and Strategies for Investing in Derivative Instruments

Columbia Asset Allocation Fund and Columbia Disciplined Value Fund use derivatives instruments including futures contracts, options and forward contracts in order to meet their investment objectives. Each Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, each Fund may not achieve its investment objectives.

In pursuit of the Funds' investment objectives, the Funds are exposed to the following market risks, among others:

Equity risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign exchange rate risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest rate risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following note provides more detailed information about each derivative type held by the Funds:

Foreign Forward Currency Exchange Contracts—Columbia Asset Allocation Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the

Stock Funds, September 30, 2010 (continued)

period between the trade and settlement dates of the contract. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended September 30, 2010, Columbia Asset Allocation Fund entered into 20 forward foreign currency exchange contracts.

Futures Contracts—Columbia Asset Allocation Fund and Columbia Disciplined Value Fund entered into stock index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Columbia Asset Allocation Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Funds' investment advisor. In addition, upon entering into index futures contracts, the Fund bears risks which may include securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Upon entering into a futures contract, a Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the year ended September 30, 2010, Columbia Asset Allocation Fund entered into 141 futures contracts.

During the year ended September 30, 2010, Columbia Disciplined Value Fund entered into 335 futures contracts.

The Columbia Disciplined Value Fund did not have any open futures contracts at the end of the year.

Options—Columbia Asset Allocation Fund had written covered and purchased call options to neutralize the Fund's exposure to equity risk on underlying securities. Written covered call options and purchased call options become more valuable as the price of the underlying instruments depreciates and appreciates, respectively, relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

Stock Funds, September 30, 2010 (continued)

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended September 30, 2010, Columbia Asset Allocation Fund entered into 1,039 written options contracts and 92 purchased options contracts.

The following table is a summary of the value of the Funds' derivative instruments as of September 30, 2010:

		Statement of Assts and Liabilities
		Fair Value of Derivative Instruments
		Assets				Liabilities
	Risk	Futures	Call Options		Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange	Futures	Call Options		Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange
Funds	Exposure	Contracts*	Written	Purchased**	Contracts	Contracts*	Written	Purchased	Contracts
Columbia Asset Allocation Fund	Equity	$—	$—	$22,320	$—	$—	$8,801	$—	$—
Columbia Asset Allocation Fund	Interest Rate	—	—	—	—	17,625	—	—	—
Columbia Asset Allocation Fund	Foreign Exchange Rate	—	—	—	98,839	—	—	—	49,148
Columbia Disciplined Value Fund	Equity	—	—	—	—	7,733	—	—	—

*  Includes only the current day's variation margin.

**  This amount is included in the Investments, at value on the Statement of Assets and Liabilities.

Stock Funds, September 30, 2010 (continued)

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2010:

		Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations				Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Operations
	Risk	Futures	Call Options		Forward Foreign Currency Exchange	Futures	Call Options		Forward Foreign Currency Exchange
Funds	Exposure	Contracts	Written	Purchased	Contracts	Contracts	Written	Purchased	Contracts
Columbia Asset Allocation Fund	Equity	$—	$10,428	$—	$—	$—	$(3,627)	$5,394	$—
Columbia Asset Allocation Fund	Interest Rate	(203,068)	—	—	—	48,811	—	—	—
Columbia Asset Allocation Fund	Foreign Exchange Rate	—	—	—	(65,020)	—	—	—	(32,894)
Columbia Disciplined Value Fund	Equity	782,385	—	—	—	(27,918)	—	—	—

Note 7. Portfolio Information

For the year ended September 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Asset Allocation Fund	$44,751,258	$53,593,528	$180,310,137	$193,596,267
Columbia Large Cap Growth Fund	—	—	1,517,972,509	1,720,340,682
Columbia Disciplined Value Fund	—	—	199,517,489	293,420,985
Columbia Contrarian Core Fund	—	—	628,994,655	467,205,283
Columbia Small Cap Core Fund	—	—	167,940,061	147,386,910

Stock Funds, September 30, 2010 (continued)

Note 8. Regulatory Settlements

During the years ended September 30, 2010 and September 30, 2009, the following Funds received payments relating to certain regulatory settlements that the Funds had participated in during the respective periods. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets. The payments were as follows:

	Year Ended September 30,
	2010	2009
Columbia Asset Allocation Fund	$39	$—
Columbia Large Cap Growth Fund	24,162	663,170
Columbia Disciplined Value Fund	4	—
Columbia Contrarian Core Fund	—	5,432
Columbia Small Cap Core Fund	—	5,313

Note 9. Redemption-in-Kind

Sales of securities for the Columbia Disciplined Value Fund include the value of securities delivered through an in-kind redemption of certain fund shares on August 6, 2010. Any realized gain or loss on securities delivered through an in-kind redemption of fund shares is not taxable to the Fund. The value of securities and realized gain (loss) on securities delivered through in-kind redemption of fund shares aggregated $13,089,208 and $(73,911), respectively.

Note 10. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended September 30, 2010, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund that borrowed were as follows:

Fund	Average Daily Loan Balance Outstanding on Days Were Borrowing Existed	Weighted Average Interest Rate
Columbia Large Cap Growth Fund	$4,122,581	1.447%
Columbia Disciplined Value Fund	3,400,000	1.424

Note 11. Shareholder Concentration

As of September 30, 2010, certain shareholder accounts owned of record more than 10% of the outstanding shares of one or more of the Funds. The number of accounts and aggregate percentages of shares outstanding held therein are as follows:

	Number of Accounts	% of Shares Outstanding Held
Columbia Asset Allocation Fund	1	23.4
Columbia Large Cap Growth Fund	1	28.5
Columbia Disciplined Value Fund	2	56.6
Columbia Contrarian Core Fund	1	25.4
Columbia Small Cap Core Fund	2	43.4

Stock Funds, September 30, 2010 (continued)

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 12. Significant Risks and Contingencies

Sector Focus Risk

Certain Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

High Yield Securities Risk

Columbia Asset Allocation Fund invests in high yield securities. Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asset-Backed Securities Risk

Columbia Asset Allocation Fund invests in asset-backed securities. The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive.

Stock Funds, September 30, 2010 (continued)

The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and rules in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 13. Subsequent Events

The Board of Trustees has approved a proposal to merge Columbia Asset Allocation Fund into Columbia LifeGoal Balanced Growth Portfolio and Columbia Disciplined Value Fund into Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund). Shareholders of Columbia Asset Allocation Fund and Columbia Disciplined Value Fund will vote on each respective

Stock Funds, September 30, 2010 (continued)

proposed merger at a Special Meeting of Shareholders to be held during the first half of 2011.

Effective October 22, 2010, Columbia Asset Allocation Fund transitioned to a fund-of-fund structure, which means the Fund will seek to achieve its objective by investing primarily in shares of mutual funds managed by the New Advisor or its affiliates (Columbia Funds). Columbia Asset Allocation Fund may also invest in exchange-traded funds and third party-advised funds, equity and fixed income securities, including Treasury inflation protected securities, and other instruments such as derivatives.

Effective October 22, 2010, the New Advisor has contractually agreed to waive a portion of its advisory fee for Columbia Asset Allocation Fund through January 31, 2012 so that the effective advisory fee rate will be a blend of (i) 0.00% on assets invested in other Columbia Funds, exchange-traded funds or third party mutual funds, and (ii) 0.65% on other assets.

In addition, effective October 22, 2010, the New Advisor has contractually agreed to bear a portion of the Columbia Asset Allocation Fund's expenses, through January 31, 2012, so that the Fund's ordinary operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses, acquired fund fees and expenses and certain advisory fees, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rates of 0.51%, 1.26%, 1.26%, 0.56% and 0.26% of Columbia Asset Allocation Fund's average daily net assets attributable to Class A, Class B, Class C, Class T and Class Z shares, respectively.

Effective October 14, 2010, the line of credit disclosed in Note 10 was extended. Interest on the $280,000,000 committed, unsecured revolving line of credit provided by State Street will continue to be charged at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. The commitment fee has been decreased from 0.15% per annum to 0.125% per annum and will continue to be accrued and apportioned among the participating funds pro rata based on their relative net assets.

Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia Contrarian Core Fund, and Columbia Small Cap Core Fund (the "Funds") (constituting part of Columbia Funds Series Trust I) at September 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 19, 2010

Federal Income Tax Information (Unaudited) – Stock Funds

Columbia Asset Allocation Fund

For non-corporate shareholders 45.07% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2010 may represent qualified dividend income.

31.66% of the ordinary income distributed by the Fund, for the fiscal year ended September 30, 2010, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Large Cap Growth Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2010 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended September 30, 2010, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Disciplined Value Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2010 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended September 30, 2010, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Contrarian Core Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2010 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended September 30, 2010, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (Born 1942)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008; Consultant on econometric and statistical matters. Oversees 64; None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (Born 1945)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Mr. Mayer may technically be an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Adviser or any sub-adviser to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Colin Moore (Born 1958)

One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)

100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Marybeth Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children's Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Board Consideration and Approval of Advisory Agreements

Columbia Large Cap Growth Fund, Columbia Contrarian Core Fund and Columbia Small Cap Core Fund

In September 2010, the Board of Trustees (the "Board") unanimously approved new Investment Management Services Agreements (the "Advisory Agreements") on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an "Affected Fund") to Columbia Management for investment advisory services. For each of Columbia Large Cap Growth Fund, Columbia Contrarian Core Fund and Columbia Small Cap Core Fund, the Advisory Agreement would, subject to shareholder approval, increase contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds' former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the "Committee") of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the "Columbia Funds Complex"). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares of funds, the expenses of which exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds' other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust (the "Independent Trustees") requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management Advisors, LLC, the Affected Funds' previous adviser, with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

•  The expected benefits of continuing to retain Columbia Management as the Affected Funds' investment manager;

•  The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

•  The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund's total expense ratio;

•  For each of Columbia Contrarian Core Fund, Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund, the reduction in the rates payable under each Fund's administrative services agreement at certain asset levels;

•  The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for each of Columbia Contrarian Core Fund, Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund's custodian) of class A shares would not exceed the median expenses of such fund's class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

•  That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

•  The expected impact on expenses for certain Affected Funds of proposed mergers; and

•  The expected benefits of further integrating the Combined Fund Complex by:

o  Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

o  Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements

The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management's personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management's investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance

The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party's methodology for identifying each Fund's peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund's Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund's investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund's investment strategy; (iii) that the Affected Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted the performance of each Affected Fund through February 28, 2010 relative to that of a peer group selected by an independent third-party data provider for purposes of performance comparisons. Specifically, Columbia Contrarian Core Fund's performance was in the second quintile (where the best performance would be in the first quintile) for the one-year period and in the first quintile for the three-, five- and ten-year periods; Columbia Large Cap Growth Fund's performance was in the third quintile for the one-, three- and five- year periods; and Columbia Small Cap Core Fund's performance was in the second quintile for the one-, three-, five- and ten-year periods.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the Advisory Agreement for each of Columbia Contrarian Core Fund, Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund would increase the contractual investment advisory fee rates payable by each fund and would be otherwise identical to each fund's current investment management services agreement. In addition, the trustees also considered that, for Columbia Contrarian Core Fund, with the proposed fee reductions under the administrative services agreement, the contractual fee rate under both the Advisory Agreement and the proposed administrative services agreement would be lower than the current combined contractual fee rate under those agreements at certain asset levels. The trustees also considered that based on its expenses for its most recent fiscal year, adjusted to give effect to its Advisory Agreement and other proposed contractual changes, including the contractual expense limitations described above, Columbia Contrarian Core Fund's contractual management fees and total net expenses would have been in the fourth and third quintiles (where the lowest fees and expenses would be in the first quintile), respectively, of the peer group selected by an independent third-party data provider for purposes of expense comparisons; Columbia Large Cap Growth Fund's contractual management fees and total net expenses would have been in the fourth and first quintiles, respectively; and Columbia Small Cap Core Fund's contractual management fees and total net expenses would have been in the third and first quintiles, respectively.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability

The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund's proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management's investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management's affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the

Affected Funds' distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds' securities transactions, and reviewed information about Columbia Management's practices with respect to allocating portfolio brokerage and the use of "soft" commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management's profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction"). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC ("CMIA"). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

3  CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 ("June 7 Materials"), Tab 1 at p. 1.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.  Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a "Fee Change Fund").

2.  In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

3.  There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a "Fee Increase Fund"). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.  The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA's proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.  Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund – High Yield Opportunity Fund – would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.  CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the "CMIA Funds") be subject to a contractual expense limitation calculated as the median of the relevant fund's Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

7.  CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA's reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

8.  CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds' investment adviser), historical profitability data was judged to have little relevance.

9.  CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Stock Funds listed on the front cover.

A description of the policies and procedures each the fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Stock Funds
P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1401 A (11/10)

Columbia Dividend Income Fund

Annual Report for the Period Ended September 30, 2010

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/10

+11.02% Class A shares (without sales charge)

+10.75% Russell 1000 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Summary

■	For the 12-month period that ended September 30, 2010, the fund’s Class A shares returned 11.02% without sales charge.

■	The fund outperformed its benchmark, the Russell 1000 Index[1], but trailed the average return of its peer group, the Lipper Equity Income Funds Classification.[2]

■	Successful stock selection in the materials, consumer and health care sectors fed the fund’s solid performance during the year.

Portfolio Management

Scott L. Davis has co-managed the fund since November 2001 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Davis was associated with the fund’s previous advisor or its predecessors since 1985.

Richard E. Dahlberg has co-managed the fund since October 2003 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Dahlberg was associated with the fund’s previous advisor or its predecessors since 2003.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectuses, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]	The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Economic Update – Columbia Dividend Income Fund

Summary

For the 12-month period that ended September 30, 2010

■

The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer correction. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets, as measured by the MSCI EAFE Index.

S&P Index	MSCI Emerging Markets Index

10.16%	20.22%

■

Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

8.16%	16.19%

Although it has been more than a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Economic growth, as measured by gross domestic product, was a solid 5.0% in the last quarter of 2009. However, it was 3.7% in the first quarter of 2010 and only 1.7% in the second quarter. Expectations are for continued lackluster growth through the end of the year, as government incentive programs have ended and stimulus spending winds down. Even so, it appears to be unlikely that the U.S. economy will sink back into recession, as many key indicators remain positive.

Consumer spending on cars, clothing and other goods increased throughout the year, although the pace of increased spending was small. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply during the summer. Consumers surveyed in the final months of the reporting period indicated they were concerned about business conditions and job prospects and generally apprehensive about the future.

The housing market — another bellwether for the consumer sector — showed a glimmer of improvement in the final months of the period. Although both new and existing home sales fell during the summer after a federal tax credit for new and repeat homebuyers expired, sales of existing homes picked up in August 2010. Sales of new homes were flat in August 2010 and the inventory of new homes for sale fell to a 42-year low. Pending home sales, a forward-looking indicator, rose in both July 2010 and August 2010. The latest data points to rising sales in the months ahead. Distressed properties continued to pressure prices. The national median price of existing homes rose slightly over the one-year period, while the national median price of new homes declined slightly. The inventory of unsold new homes declined sharply at the end of the period.

News on the job front was mostly positive for the period, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. Private sector job growth was disappointing given the stage of economic recovery. Nevertheless, private sector payroll employment trended modestly higher through the end of the period, and news of massive layoffs declined.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — trended higher for 14 consecutive months before dipping downward in September. Industrial production moved higher, as did the amount of manufacturing capacity utilized — a key measure of the health of the manufacturing sector.

Stock rally regains its footing

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. But during the early summer months, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market’s earlier gains vanished. Then, in

2

Economic Update (continued) – Columbia Dividend Income Fund

September, investors reversed course and bid stocks sharply higher. The S&P 500 Index1 returned 10.16% for the 12-month period. Outside the United States, stock market returns were mixed. The MSCI EAFE Index (Net),2 a broad gauge of stock market performance in foreign developed markets, returned 3.27% (in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)3 returned 20.22% (in U.S. dollars) for the 12-month period.

Bonds delivered solid returns

As the economy strengthened, bonds also delivered solid returns. The Barclays Capital Aggregate Bond Index4 returned 8.16%. The high-yield bond market outpaced stocks by a sizeable margin during the period. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 16.19%. The Treasury market was also positive. As the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell over the 12-month period (Bond prices and yields move in opposite directions), the Barclays Capital U.S. Treasury Index6 returned 7.32%. Despite positive economic activity, the Federal Reserve Board kept a key short-term interest rate — the federal funds rate — close to zero.

Past performance is no guarantee of future results.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

[3]

The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 27, 2010, the MSCI Emerging Markets Index (Net) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

[4]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[5]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[6]

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/10 ($)
Class A	12.12
Class B	11.86
Class C	11.85
Class I	12.13
Class R	12.13
Class T	12.13
Class W	12.12
Class Z	12.13
Distributions declared per share

10/01/09 – 09/30/10 ($)
Class A	0.28
Class B	0.20
Class C	0.20
Class R	0.25
Class T	0.28
Class Z	0.31

Performance of a $10,000 investment 10/01/00 – 09/30/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 10/01/00 – 09/30/10 ($)

Sales charge	without	with
Class A	15,654	14,752
Class B	14,515	14,515
Class C	14,504	14,504
Class I	n/a	n/a
Class R	15,568	n/a
Class T	15,600	14,701
Class W	n/a	n/a
Class Z	16,167	n/a

Average annual total return as of 09/30/10 (%)

Share class	A		B		C		I	R	T		W	Z
Inception	11/25/02		11/25/02		11/25/02		09/27/10	03/28/08	03/04/98		09/27/10	03/04/98
Sales charge	without	with	without	with	without	with	without	without	without	with	without	without
1-year	11.02	4.65	10.24	5.24	10.25	9.25	n/a	10.84	11.06	4.69	n/a	11.38
5-year	2.91	1.70	2.16	1.79	2.16	2.16	n/a	2.80	2.88	1.67	n/a	3.18
10-year/Life	4.58	3.96	3.80	3.80	3.79	3.79	–0.08	4.53	4.55	3.93	–0.08	4.92

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class W shares are sold at net asset value with a distribution (12b-1) fee. Class I, Class R, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Strategic Equity Fund, the predecessor to the Fund and a series of the Galaxy Fund (the “Predecessor Fund”), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. Class R share performance information includes returns of Class A shares for the period from November 25, 2002 through March 27, 2008, and the returns of Retail A shares for periods prior thereto. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes (and, in the case of Class R shares, Class A shares) and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class B and Class C, and the returns shown for periods prior to March 28, 2008 would be lower for Class R shares.

Class I and Class W shares were initially offered by the fund on September 27, 2010.

4

Understanding Your Expenses – Columbia Dividend Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/10 – 09/30/10
	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	996.40		1,019.80	5.25		5.32	1.05
Class B	1,000.00	1,000.00	993.30		1,016.04	8.99		9.10	1.80
Class C	1,000.00	1,000.00	993.30		1,016.04	8.99		9.10	1.80
Class I	1,000.00	1,000.00	999.20	*	1,021.51	0.06	*	3.60	0.71
Class R	1,000.00	1,000.00	995.90		1,018.55	6.50		6.58	1.30
Class T	1,000.00	1,000.00	997.00		1,019.55	5.51		5.57	1.10
Class W	1,000.00	1,000.00	999.20	*	1,019.80	0.09	*	5.32	1.05
Class Z	1,000.00	1,000.00	998.50		1,021.06	4.01		4.05	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For	the period September 27, 2010 through September 30, 2010. Class I and Class W shares commenced operations on September 27, 2010.

5

Portfolio Managers’ Report – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Sectors

as of 09/30/10 (%)
Consumer Staples	13.4
Financials	12.4
Energy	11.0
Industrials	10.1
Health Care	10.1
Information Technology	9.5
Consumer Discretionary	8.1
Telecommunications Services	7.1
Utilities	5.9
Materials	5.5
Cash & Equivalents	6.9

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended September 30, 2010, the fund’s Class A shares returned 11.02% without sales charge. The fund’s benchmark, the Russell 1000 Index, returned 10.75% for the same period. The average return of the fund’s peer group, the Lipper Equity Income Funds Classification, was 11.40%. The fund’s dividend increased over the period.

As the recession began to wind down last year, investors developed a renewed appetite for risk in anticipation of a healthy economic recovery. Money began to shift from the most conservative commitments into equities, initially favoring smaller company stocks over those of larger, more stable issues. However, after peaking in the third quarter of 2009, the pace of economic growth decelerated right through this year’s second quarter. A resulting decline in stock prices persisted over the summer. Faced with the prospect of a long period of mediocre growth, market participants moved heavily into bonds, raising prices and driving yields to extremely low levels. As a result, many company dividend yields now exceed the yields available on their bonds.

Consumer and health care holdings led performance

Defensive positioning and good selection among companies with growing dividends aided returns in the consumer staples and health care sectors. McDonald’s (1.8% of net assets) continued to execute its business plan skillfully, increasing same-store sales despite recessionary conditions. Philip Morris International (2.8% of net assets) also delivered strong operating results, as did Altria Group and H.J. Heinz (1.1% and 1.3% of net assets, respectively). Philip Morris International and McDonald’s are among the few stocks whose prices remain above their pre-recession levels. Health care standouts included Bristol-Myers Squibb (2.1% of net assets) and Schering Plough, which was acquired by Merck & Co. (2.6% of net assets).

Good stock selection also brought positive results in the materials sector. Sherwin-Williams (1.7% of net assets) led the way as it maintained margins and profitability despite a very difficult housing environment. China’s relentless demand helped push up prices of industrial commodities, aiding energy and materials companies. Farm equipment manufacturer Deere & Co. (0.9% of net assets) rode the global agricultural boom as prices on farm commodities hit new highs. In energy, drilling specialist Smith International spiked higher on news of its pending takeover by Schlumberger (0.9% of net assets), the largest supplier of drilling products and services. In telecom, Verizon Communications (3.1% of net assets) was a strong contributor, and laggard AT&T (3.4% of net assets) edged higher late in the period.

Technology and financials lagged

Results in technology suffered from the absence of strong-performing stocks, among them Apple. Technology is normally an area of relative weakness for the fund because so few tech companies pay meaningful dividends. Similarly, not owning Amazon penalized relative returns among consumer discretionary issues. A decline in steelmaker Nucor (0.8% of net assets) was largely offset by good performance in Allegheny Technologies (no longer in the portfolio), which makes specialized metals and alloys.

6

Portfolio Managers’ Report (continued) – Columbia Dividend Income Fund

The fund’s positioning in financials was positive overall, but sector results were mixed. We kept bank holdings at below-benchmark levels due to a foggy regulatory outlook and focused instead on insurers and investment management companies. Avoiding CitiGroup, Bank of America and Goldman Sachs bolstered relative returns. JPMorgan Chase and Morgan Stanley (1.8% and 0.6% of net assets, respectively) disappointed, but American Express (1.1% of net assets) rose sharply thanks to reduced charge offs and an expected recovery in business travel.

Looking ahead

We believe economic growth will proceed at a snail’s pace as countries and companies throughout the developed world strive to contain debt. Consumers have been attempting to reduce their own debt loads in response to high unemployment levels and shrunken housing values. With the public skittish about reentering the stock market, dividends could be an attractive incentive now that many corporate dividends exceed the yields on bonds of the same issuers. And of course, the upcoming elections will be important, as future monetary and fiscal policies take shape.

There has not yet been a widespread move by equity investors up the ladder of stock quality. But we believe that trend may not be far off, given the current appealing valuations on many high-grade, dividend-paying equities. Meanwhile, the fund’s positive cash flow allows us to continue to pursue our established investment policies.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Dividend payments are not guaranteed. The amount of a dividend payment, if any, can vary over time.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

7

Investment Portfolio – Columbia Dividend Income Fund

September 30, 2010

Common Stocks – 92.6%

	Shares	Value ($)
Consumer Discretionary – 8.1%
Hotels, Restaurants & Leisure – 1.8%
McDonald’s Corp.	600,000	44,706,000

Hotels, Restaurants & Leisure Total		44,706,000

Media – 2.5%
McGraw-Hill Companies, Inc.	440,000	14,546,400
Meredith Corp.	570,000	18,986,700
Time Warner, Inc.	965,000	29,577,250

Media Total		63,110,350

Multiline Retail – 1.7%
Nordstrom, Inc.	365,000	13,578,000
Target Corp.	565,000	30,193,600

Multiline Retail Total		43,771,600

Specialty Retail – 2.1%
Home Depot, Inc.	960,000	30,412,800
Staples, Inc.	440,000	9,204,800
TJX Companies, Inc.	280,000	12,496,400

Specialty Retail Total		52,114,000

Consumer Discretionary Total		203,701,950

Consumer Staples – 12.9%
Beverages – 2.3%
Coca-Cola Co.	260,000	15,215,200
Diageo PLC, ADR	410,000	28,294,100
PepsiCo, Inc.	225,000	14,949,000

Beverages Total		58,458,300

Food & Staples Retailing – 0.9%
Wal-Mart Stores, Inc.	434,061	23,230,945

Food & Staples Retailing Total		23,230,945

Food Products – 3.1%
General Mills, Inc.	545,000	19,914,300
H.J. Heinz Co.	685,000	32,448,450
J.M. Smucker Co.	190,000	11,500,700
Kraft Foods, Inc., Class A	425,000	13,115,500

Food Products Total		76,978,950

Household Products – 2.7%
Kimberly-Clark Corp.	465,000	30,248,250
Procter & Gamble Co.	640,000	38,380,800

Household Products Total		68,629,050

Tobacco – 3.9%
Altria Group, Inc.	1,200,000	28,824,000
Philip Morris International, Inc.	1,260,000	70,585,200

Tobacco Total		99,409,200

Consumer Staples Total		326,706,445

	Shares	Value ($)
Energy – 11.0%
Energy Equipment & Services – 1.9%
Schlumberger Ltd.	348,300	21,458,763
Transocean Ltd. (a)	400,000	25,716,000

Energy Equipment & Services Total		47,174,763

Oil, Gas & Consumable Fuels – 9.1%
Chevron Corp.	600,000	48,630,000
ConocoPhillips	290,000	16,654,700
Encana Corp.	740,000	22,370,200
Exxon Mobil Corp.	1,010,000	62,407,900
Murphy Oil Corp.	170,000	10,526,400
Occidental Petroleum Corp.	260,000	20,358,000
Royal Dutch Shell PLC, ADR	810,000	48,843,000

Oil, Gas & Consumable Fuels Total		229,790,200

Energy Total		276,964,963

Financials – 12.4%

Capital Markets – 3.5%
Eaton Vance Corp.	645,000	18,730,800
Federated Investors, Inc., Class B	800,000	18,208,000
Morgan Stanley	600,000	14,808,000
Northern Trust Corp.	460,000	22,190,400
T. Rowe Price Group, Inc.	260,000	13,016,900

Capital Markets Total		86,954,100

Commercial Banks – 2.4%
PNC Financial Services Group, Inc.	325,000	16,870,750
Toronto-Dominion Bank	50,000	3,613,000
U.S. Bancorp	790,000	17,079,800
Wells Fargo & Co.	860,000	21,611,800

Commercial Banks Total		59,175,350

Consumer Finance – 1.1%
American Express Co.	685,000	28,790,550

Consumer Finance Total		28,790,550

Diversified Financial Services – 1.8%
JPMorgan Chase & Co.	1,188,000	45,227,160

Diversified Financial Services Total		45,227,160
Insurance – 3.0%
Arthur J. Gallagher & Co.	690,000	18,195,300
Chubb Corp.	290,000	16,527,100
MetLife, Inc.	488,000	18,763,600
RenaissanceRe Holdings Ltd.	110,000	6,595,600

See Accompanying Notes to Financial Statements.

8

Columbia Dividend Income Fund

September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Unum Group	745,000	16,501,750

Insurance Total		76,583,350

Thrifts & Mortgage Finance – 0.6%
People’s United Financial, Inc.	1,165,000	15,249,850

Thrifts & Mortgage Finance Total		15,249,850

Financials Total		311,980,360

Health Care – 10.1%
Pharmaceuticals – 10.1%
Abbott Laboratories	895,000	46,754,800
Bristol-Myers Squibb Co.	1,940,000	52,593,400
Johnson & Johnson	625,000	38,725,000
Merck & Co., Inc.	1,775,000	65,337,750
Pfizer, Inc.	3,025,000	51,939,250

Pharmaceuticals Total		255,350,200

Health Care Total		255,350,200

Industrials – 10.1%
Aerospace & Defense – 3.5%
Honeywell International, Inc.	710,000	31,197,400
Raytheon Co.	580,000	26,511,800
United Technologies Corp.	425,000	30,272,750

Aerospace & Defense Total		87,981,950

Commercial Services & Supplies – 0.9%
Waste Management, Inc.	645,000	23,052,300

Commercial Services & Supplies Total		23,052,300

Electrical Equipment – 0.8%
Emerson Electric Co.	385,000	20,274,100

Electrical Equipment Total		20,274,100

Industrial Conglomerates – 1.1%
General Electric Co.	1,760,000	28,600,000

Industrial Conglomerates Total		28,600,000

Machinery – 3.1%
Deere & Co.	340,000	23,725,200
Dover Corp.	425,000	22,189,250
Illinois Tool Works, Inc.	275,000	12,930,500
Parker Hannifin Corp.	275,000	19,266,500

Machinery Total		78,111,450

Road & Rail – 0.7%
Norfolk Southern Corp.	292,500	17,406,675

Road & Rail Total		17,406,675

Industrials Total		255,426,475

	Shares	Value ($)
Information Technology – 9.5%
Computers & Peripherals – 0.8%
Hewlett-Packard Co.	485,000	20,403,950

Computers & Peripherals Total		20,403,950

IT Services – 3.6%
Automatic Data Processing, Inc.	525,000	22,065,750
International Business Machines Corp.	510,000	68,411,400

IT Services Total		90,477,150

Office Electronics – 0.5%
Canon, Inc., ADR	290,000	13,548,800

Office Electronics Total		13,548,800

Semiconductors & Semiconductor Equipment – 2.8%
Intel Corp.	2,285,000	43,940,550
Linear Technology Corp.	210,000	6,453,300
Texas Instruments, Inc.	750,000	20,355,000

Semiconductors & Semiconductor Equipment Total		70,748,850

Software – 1.8%
Microsoft Corp.	1,840,000	45,061,600

Software Total		45,061,600

Information Technology Total		240,240,350

Materials – 5.5%
Chemicals – 3.4%
E.I. du Pont de Nemours & Co.	365,000	16,286,300
International Flavors & Fragrances, Inc.	300,000	14,556,000
RPM International, Inc.	605,000	12,051,600
Sherwin-Williams Co.	565,000	42,454,100

Chemicals Total		85,348,000

Containers & Packaging – 0.7%
Sonoco Products Co.	525,000	17,556,000

Containers & Packaging Total		17,556,000

Metals & Mining – 1.4%
BHP Billiton Ltd., ADR	210,000	16,027,200
Nucor Corp.	505,000	19,291,000

Metals & Mining Total		35,318,200

Materials Total		138,222,200

See Accompanying Notes to Financial Statements.

9

Columbia Dividend Income Fund

September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services – 7.1%
Diversified Telecommunication Services – 7.1%
AT&T, Inc.	3,040,000	86,944,000
Frontier Communications Corp.	720,000	5,882,400
Verizon Communications, Inc.	2,435,000	79,356,650
Windstream Corp.	610,000	7,496,900

Diversified Telecommunication Services Total		179,679,950

Telecommunication Services Total		179,679,950

Utilities – 5.9%
Electric Utilities – 3.2%
American Electric Power Co., Inc.	420,000	15,216,600
Entergy Corp.	125,000	9,566,250
Exelon Corp.	230,000	9,793,400
FirstEnergy Corp.	450,000	17,343,000
NextEra Energy, Inc.	205,000	11,149,950
PPL Corp.	665,000	18,107,950

Electric Utilities Total		81,177,150

Gas Utilities – 0.7%
National Fuel Gas Co.	340,000	17,615,400

Gas Utilities Total		17,615,400

Multi-Utilities – 2.0%
PG&E Corp.	305,000	13,853,100
Public Service Enterprise Group, Inc.	600,000	19,848,000
Sempra Energy	280,000	15,064,000

Multi-Utilities Total		48,765,100

Utilities Total		147,557,650

Total Common Stocks (cost of $2,099,841,336)		2,335,830,543

Convertible Preferred Stock – 0.5%

Consumer Staples – 0.5%

Food Products – 0.5%
Archer-Daniels-Midland Co., 6.250%	325,000	13,435,500

Food Products Total		13,435,500

Consumer Staples Total		13,435,500

Total Convertible Preferred Stock (cost of $12,291,823)		13,435,500

Investment Company – 2.5%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	550,000	62,766,000

Total Investment Company (cost of $62,605,115)		62,766,000

Short-Term Obligation – 4.2%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/10, due 10/01/10 at 0.220%, collateralized by a U.S. Treasury obligation maturing 08/15/19, market value $107,712,000 (repurchase proceeds $105,599,645)	105,599,000	105,599,000

Total Short-Term Obligation (cost of $105,599,000)		105,599,000

Total Investments – 99.8% (cost of $2,280,337,274)(b)		2,517,631,043

Other Assets & Liabilities, Net – 0.2%		6,213,032

Net Assets – 100.0%		2,523,844,075

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $2,280,939,069.

The following table summarizes the inputs used, as of September 30, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$2,335,830,543	$—	$—	$2,335,830,543

Total Convertible Preferred Stock	13,435,500	—	—	13,435,500

Total Investment Company	62,766,000	—	—	62,766,000

Total Short-Term Obligation	—	105,599,000	—	105,599,000

Total Investments	$2,412,032,043	$105,599,000	$—	$2,517,631,043

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the premium or discount at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the above table, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

10

Columbia Dividend Income Fund

September 30, 2010

At September 30, 2010, the Fund held investments in the following sectors:

Sector Allocation (Unaudited)	% of Net Assets
Consumer Staples	13.4
Financials	12.4
Energy	11.0
Industrials	10.1
Health Care	10.1
Information Technology	9.5
Consumer Discretionary	8.1
Telecommunication Services	7.1
Utilities	5.9
Materials	5.5

93.1
Investment Company	2.5
Short-Term Obligation	4.2
Other Assets & Liabilities, Net	0.2

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Dividend Income Fund

September 30, 2010

		($)
Assets	Investments, at identified cost	2,280,337,274

	Investments, at value	2,517,631,043
	Cash	939
	Receivable for:
	Investments sold	6,454,898
	Fund shares sold	9,835,400
	Dividends	7,078,535
	Interest	645
	Expense reimbursement due from investment advisor	280,142
	Trustees’ deferred compensation plan	106,811
	Prepaid expenses	30,459

	Total Assets	2,541,418,872

Liabilities	Payable for:
	Investments purchased	13,262,691
	Fund shares repurchased	2,048,479
	Investment advisory fee	1,230,916
	Administration fee	134,929
	Pricing and bookkeeping fees	11,934
	Transfer agent fee	413,220
	Trustees’ fees	93
	Custody fee	9,505
	Distribution and service fees	257,294
	Chief compliance officer expenses	797
	Trustees’ deferred compensation plan	106,811
	Other liabilities	98,128

	Total Liabilities	17,574,797

	Net Assets	2,523,844,075

Net Assets Consist of	Paid-in capital	2,385,542,698
	Undistributed net investment income	648,759
	Accumulated net realized loss	(99,641,151)
	Net unrealized appreciation on investments	237,293,769

	Net Assets	2,523,844,075

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities (continued) – Columbia Dividend Income Fund

September 30, 2010

Class A	Net assets	$728,218,616
	Shares outstanding	60,060,516
	Net asset value per share	$12.12	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share($12.12/0.9425)	$12.86	(b)

Class B	Net assets	$21,126,333
	Shares outstanding	1,781,705
	Net asset value and offering price per share	$11.86	(a)

Class C	Net assets	$94,091,042
	Shares outstanding	7,941,406
	Net asset value and offering price per share	$11.85	(a)

Class I (c)	Net assets	$2,499
	Shares outstanding	206
	Net asset value, offering and redemption price per share	$12.13

Class R	Net assets	$8,577,453
	Shares outstanding	707,057
	Net asset value, offering and redemption price per share	$12.13

Class T	Net assets	$80,405,173
	Shares outstanding	6,630,315
	Net asset value per share	$12.13	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share($12.13/0.9425)	$12.87	(b)

Class W (c)	Net assets	$2,498
	Shares outstanding	206
	Net asset value, offering and redemption price per share	$12.12	(d)

Class Z	Net assets	$1,591,420,461
	Shares outstanding	131,201,543
	Net asset value, offering and redemption price per share	$12.13

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Shares commenced operations on September 27, 2010.

(d)	Net asset value per share rounds to this amount due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Dividend Income Fund

For the Year Ended September 30, 2010

		($) (a)
Investment Income	Dividends	73,809,419
	Interest	480,092
	Foreign taxes withheld	(514,729)

	Total Investment Income	73,774,782

Expenses	Investment advisory fee	13,230,692
	Administration fee	1,429,520
	Distribution fee:
	Class B	184,600
	Class C	532,546
	Class R	19,027
	Service fee:
	Class A	1,539,059
	Class B	61,533
	Class C	177,515
	Class W	— *
	Shareholder services fee – Class T	239,195
	Transfer agent fee – Class A, Class B, Class C, Class R, Class T, Class W and Class Z	1,917,108
	Pricing and bookkeeping fees	141,503
	Trustees’ fees	86,443
	Custody fee	55,155
	Chief compliance officer expenses	2,452
	Other expenses	670,971

	Total Expenses	20,287,319

	Fees waived or expenses reimbursed by investment advisor	(466,874)
	Expense reductions	(66)

	Net Expenses	19,820,379

	Net Investment Income	53,954,403

Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	43,830,633
	Net change in unrealized appreciation on investments	114,609,413

	Net Gain	158,440,046

	Net Increase Resulting from Operations	212,394,449

*	Rounds to less than $1.

(a)	Class I and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Dividend Income Fund

Increase (Decrease) in Net Assets		Year Ended September 30, 2010 ($)(a)	Year Ended September 30, 2009 ($)
Operations	Net investment income	53,954,403	37,742,177
	Net realized gain (loss) on investments	43,830,633	(97,509,148)
	Net change in unrealized appreciation (depreciation) on investments	114,609,413	103,911,886

	Net increase resulting from operations	212,394,449	44,144,915

Distributions to Shareholders	From net investment income:
	Class A	(15,010,735)	(9,328,760)
	Class B	(408,584)	(520,145)
	Class C	(1,243,004)	(572,360)
	Class R	(90,437)	(3,846)
	Class T	(1,868,788)	(1,630,665)
	Class Z	(36,042,620)	(25,318,495)

	Total distributions to shareholders	(54,664,168)	(37,374,271)

	Net Capital Stock Transactions	671,056,299	621,633,779
	Increase from regulatory settlements	—	665,701

	Total increase in net assets	828,786,580	629,070,124

Net Assets	Beginning of period	1,695,057,495	1,065,987,371
	End of period	2,523,844,075	1,695,057,495
	Undistributed net investment income at end of period	648,759	1,358,520

(a)	Class I and Class W shares commenced operations on September 27, 2010.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia Dividend Income Fund

	Capital Stock Activity
	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	27,619,891	326,418,937	27,895,461	276,099,772
Distributions reinvested	1,091,127	12,956,124	778,447	7,861,416
Redemptions	(11,936,159)	(140,954,594)	(8,547,450)	(85,291,578)

Net increase	16,774,859	198,420,467	20,126,458	198,669,610

Class B
Subscriptions	287,214	3,327,780	1,129,813	10,598,969
Distributions reinvested	28,145	326,729	44,163	430,960
Redemptions	(1,094,271)	(12,733,090)	(1,277,029)	(12,135,167)

Net decrease	(778,912)	(9,078,581)	(103,053)	(1,105,238)

Class C
Subscriptions	4,345,783	50,314,346	3,828,234	36,845,519
Distributions reinvested	78,265	908,798	43,574	432,821
Redemptions	(914,304)	(10,483,246)	(515,925)	(5,019,427)

Net increase	3,509,744	40,739,898	3,355,883	32,258,913

Class I (a)(b)
Subscriptions	206	2,500	—	—

Net increase	206	2,500	—	—

Class R
Subscriptions	758,691	9,240,343	57,996	584,229
Distributions reinvested	6,868	81,266	346	3,834
Redemptions	(117,253)	(1,359,907)	(503)	(5,468)

Net increase	648,306	7,961,702	57,839	582,595

Class T
Subscriptions	784,478	9,235,572	1,258,177	12,683,562
Distributions reinvested	146,661	1,740,293	156,696	1,572,896
Redemptions	(898,540)	(10,598,500)	(830,271)	(8,164,564)

Net increase	32,599	377,365	584,602	6,091,894

Class W (a)(b)
Subscriptions	206	2,500	—	—

Net increase	206	2,500	—	—

Class Z
Subscriptions	62,622,462	742,481,198	71,665,405	704,770,708
Distributions reinvested	971,154	11,539,013	524,210	5,276,709
Redemptions	(27,195,653)	(321,389,763)	(33,309,318)	(324,911,412)

Net increase	36,397,963	432,630,448	38,880,297	385,136,005

(a)	Shares commenced operations on September 27, 2010.

(b)	Shares reflect activity for the period September 27, 2010 through September 30, 2010.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.18	$12.01	$15.35	$13.45	$12.01

Income from Investment Operations:
Net investment income (a)	0.28	0.29	0.31	0.28	0.26
Net realized and unrealized gain (loss) on investments	0.94	(0.86)	(3.18)	2.02	1.45

Total from investment operations	1.22	(0.57)	(2.87)	2.30	1.71

Less Distributions to Shareholders:
From net investment income	(0.28)	(0.27)	(0.31)	(0.27)	(0.27)
From net realized gains	—	—	(0.16)	(0.13)	—

Total distributions to shareholders	(0.28)	(0.27)	(0.47)	(0.40)	(0.27)

Increase from regulatory settlements	—	0.01	—	—	—

Net Asset Value, End of Period	$12.12	$11.18	$12.01	$15.35	$13.45
Total return (b)(c)	11.02%	(4.33)%	(19.06)%	17.31%	14.45%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.05%	1.05%	1.05%	1.05%	1.05%
Waiver/Reimbursement	0.02%	0.06%	0.06%	0.07%	0.12%
Net investment income (d)	2.41%	2.88%	2.24%	1.90%	2.19%
Portfolio turnover rate	17%	23%	16%	21%	52%
Net assets, end of period (000s)	$728,219	$483,916	$278,122	$370,358	$345,595

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.94	$11.75	$15.03	$13.17	$11.77

Income from Investment Operations:
Net investment income (a)	0.19	0.21	0.20	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.93	(0.82)	(3.11)	1.99	1.42

Total from investment operations	1.12	(0.61)	(2.91)	2.15	1.58

Less Distributions to Shareholders:
From net investment income	(0.20)	(0.20)	(0.21)	(0.16)	(0.18)
From net realized gains	—	—	(0.16)	(0.13)	—

Total distributions to shareholders	(0.20)	(0.20)	(0.37)	(0.29)	(0.18)

Increase from regulatory settlements	—	— (b)	—	—	—

Net Asset Value, End of Period	$11.86	$10.94	$11.75	$15.03	$13.17
Total return (c)(d)	10.24%	(4.97)%	(19.71)%	16.49%	13.55%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.80%	1.80%	1.80%	1.80%	1.80%
Waiver/Reimbursement	0.02%	0.06%	0.06%	0.07%	0.12%
Net investment income (e)	1.67%	2.18%	1.48%	1.16%	1.30%
Portfolio turnover rate	17%	23%	16%	21%	52%
Net assets, end of period (000s)	$21,126	$28,006	$31,307	$52,937	$57,644

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.93	$11.74	$15.02	$13.17	$11.76

Income from Investment Operations:
Net investment income (a)	0.19	0.20	0.20	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.93	(0.82)	(3.11)	1.98	1.43

Total from investment operations	1.12	(0.62)	(2.91)	2.14	1.59

Less Distributions to Shareholders:
From net investment income	(0.20)	(0.20)	(0.21)	(0.16)	(0.18)
From net realized gains	—	—	(0.16)	(0.13)	—

Total distributions to shareholders	(0.20)	(0.20)	(0.37)	(0.29)	(0.18)

Increase from regulatory settlements	—	0.01	—	—	—

Net Asset Value, End of Period	$11.85	$10.93	$11.74	$15.02	$13.17
Total return (b)(c)	10.25%	(4.98)%	(19.72)%	16.42%	13.64%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.80%	1.80%	1.80%	1.80%	1.80%
Waiver/Reimbursement	0.02%	0.06%	0.06%	0.07%	0.12%
Net investment income (d)	1.66%	2.08%	1.48%	1.14%	1.29%
Portfolio turnover rate	17%	23%	16%	21%	52%
Net assets, end of period (000s)	$94,091	$48,438	$12,635	$20,622	$12,950

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout the period is as follows:

Class I Shares	Period Ended September 30, 2010 (a)
Net Asset Value, Beginning of Period	$12.14

Income from Investment Operations:
Net investment income (b)	0.01
Net realized and unrealized loss on investments	(0.02)

Total from investment operations	(0.01)

Net Asset Value, End of Period	$12.13
Total return (c)(d)	(0.08)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.71%
Net investment income (e)(f)	8.17%
Portfolio turnover rate (d)	17%
Net assets, end of period (000s)	$2

(a)	Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,		Period Ended September 30,
Class R Shares	2010	2009	2008 (a)
Net Asset Value, Beginning of Period	$11.18	$12.01	$13.39

Income from Investment Operations:
Net investment income (b)	0.27	0.28	0.14
Net realized and unrealized gain (loss) on investments	0.93	(0.86)	(1.38)

Total from investment operations	1.20	(0.58)	(1.24)

Less Distributions to Shareholders:
From net investment income	(0.25)	(0.25)	(0.14)

Increase from regulatory settlements	—	— (c)	—

Net Asset Value, End of Period	$12.13	$11.18	$12.01
Total return (d)(e)	10.84%	(4.57)%	(9.28	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.30%	1.30%	1.30	%(h)
Waiver/Reimbursement	0.02%	0.06%	0.06	%(h)
Net investment income (g)	2.27%	2.59%	2.10	%(h)
Portfolio turnover rate	17%	23%	16	%(f)
Net assets, end of period (000s)	$8,577	$657	$11

(a)	Class R shares commenced operations on March 28, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.18	$12.01	$15.35	$13.45	$12.01

Income from Investment Operations:
Net investment income (a)	0.28	0.29	0.30	0.27	0.25
Net realized and unrealized gain (loss) on investments	0.95	(0.85)	(3.18)	2.02	1.46

Total from investment operations	1.23	(0.56)	(2.88)	2.29	1.71

Less Distributions to Shareholders:
From net investment income	(0.28)	(0.27)	(0.30)	(0.26)	(0.27)
From net realized gains	—	—	(0.16)	(0.13)	—

Total distributions to shareholders	(0.28)	(0.27)	(0.46)	(0.39)	(0.27)

Increase from regulatory settlements	—	— (b)	—	—	—

Net Asset Value, End of Period	$12.13	$11.18	$12.01	$15.35	$13.45
Total return (c)(d)	11.06%	(4.38)%	(19.10)%	17.25%	14.39%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.10%	1.10%	1.10%	1.10%	1.10%
Waiver/Reimbursement	0.02%	0.06%	0.06%	0.07%	0.12%
Net investment income (e)	2.36%	2.87%	2.19%	1.85%	1.96%
Portfolio turnover rate	17%	23%	16%	21%	52%
Net assets, end of period (000s)	$80,405	$73,773	$72,213	$100,932	$96,651

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout the period is as follows:

Class W Shares	Period Ended September 30, 2010 (a)
Net Asset Value, Beginning of Period	$12.13

Income from Investment Operations:
Net investment income (b)	0.01
Net realized and unrealized loss on investments	(0.02)

Total from investment operations	(0.01)

Net Asset Value, End of Period	$12.12
Total return (c)(d)	(0.08)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	1.05%
Waiver/Reimbursement (f)	0.01%
Net investment income (e)(f)	7.83%
Portfolio turnover rate (d)	17%
Net assets, end of period (000s)	$2

(a)	Class W shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.18	$12.01	$15.36	$13.45	$12.01

Income from Investment Operations:
Net investment income (a)	0.31	0.31	0.34	0.31	0.28
Net realized and unrealized gain (loss) on	0.95	(0.85)	(3.19)	2.04	1.47

Total from investment operations	1.26	(0.54)	(2.85)	2.35	1.75

Less Distributions to Shareholders:
From net investment income	(0.31)	(0.30)	(0.34)	(0.31)	(0.31)
From net realized gains	—	—	(0.16)	(0.13)	—

Total distributions to shareholders	(0.31)	(0.30)	(0.50)	(0.44)	(0.31)

Increase from regulatory settlements	—	0.01	—	—	—

Net Asset Value, End of Period	$12.13	$11.18	$12.01	$15.36	$13.45
Total return (b)(c)	11.38%	(4.10)%	(18.90)%	17.67%	14.73%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.80%	0.80%	0.80%	0.80%	0.80%
Waiver/Reimbursement	0.02%	0.06%	0.06%	0.07%	0.12%
Net investment income (d)	2.66%	3.15%	2.51%	2.15%	2.27%
Portfolio turnover rate	17%	23%	16%	21%	52%
Net assets, end of period (000s)	$1,591,420	$1,060,268	$671,700	$594,859	$471,876

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

24

Notes to Financial Statements – Columbia Dividend Income Fund

September 30, 2010

Note 1. Organization

Columbia Dividend Income Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers eight classes of shares: Class A, Class B, Class C, Class I, Class R, Class T, Class W and Class Z. Effective September 27, 2010, Class I and Class W shares commenced operations. Each share class has its own expense structure and sales charges, as applicable.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of other Columbia Funds.

Class A and Class T shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a maximum contingent deferred sales charge (“CDSC”) of 1.00% based upon the holding period after purchase.

Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Class I, Class R, Class W and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of these share classes, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and, except as disclosed in Note 11, noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the

25

Columbia Dividend Income Fund

September 30, 2010

highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the “amendment”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to the Fund are charged to the Fund.

26

Columbia Dividend Income Fund

September 30, 2010

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2010, permanent book and tax basis differences resulting primarily from differing treatments for proceeds received from litigation settlements and expired capital loss carryforwards were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$4	$71,401,738	$(71,401,742)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	September 30,
	2010	2009
Ordinary Income*	$54,664,168	$37,374,271

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of September 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$822,821	$—	$236,691,974

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at September 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$344,789,120
Unrealized depreciation	(108,097,146)

Net unrealized appreciation	$236,691,974

27

Columbia Dividend Income Fund

September 30, 2010

The following capital loss carryforwards determined as of September 30, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2011	$2,393,321
2013	990,327
2014	4,705,019
2017	65,052,409
2018	25,898,280

Total	$99,039,356

Of the capital loss carryforwards attributable to the Fund, $8,088,667 ($2,393,321 of which expires on September 30, 2011, $990,327 of which expires on September 30, 2013 and $4,705,019 of which expires on September 30, 2014) was acquired from fund mergers. The availability of a portion of the remaining capital loss carryforwards acquired as part of a fund merger may be limited in a given year.

Capital loss carryforwards of $71,401,738 expired during the year ended September 30, 2010. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (“Ameriprise Financial”) acquired a portion of the asset management business of Columbia Management Group, LLC (the “Transaction”), including the business of managing the Fund. In connection with the closing of the Transaction (the “Closing”), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the “New Advisor”). The New Advisor receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 billion to $1.5 billion	0.60%
$1.5 billion to $3 billion	0.55%
$3 billion to $6 billion	0.53%
Over $6 billion	0.51%

Prior to the Closing, Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provided investment advisory services to the Fund under the same fee structure.

For the year ended September 30, 2010, the Fund’s effective investment advisory fee rate was 0.62% of the Fund’s average daily net assets.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the “Administrative Agreement”). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor receives a monthly administration fee at the annual rate of 0.067% of the Fund’s average daily net assets. Prior to the Closing, Columbia

28

Columbia Dividend Income Fund

September 30, 2010

provided administrative services to the Fund at the same fee rates.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. The Services Agreement was terminated upon the Closing. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the “New Transfer Agent”). The New Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended September 30, 2010, the Fund’s effective transfer agent fee rate for each class as a percentage of average daily net assets was as follows:

Class A	Class B	Class C	Class R	Class T	Class W	Class Z
0.09%	0.09%	0.09%	0.09%	0.09%	0.10%	0.09%

Class I shares do not pay transfer agent fees.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended September 30, 2010, no minimum account balance fees were charged by the Fund.

29

Columbia Dividend Income Fund

September 30, 2010

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the “New Distributor”).

For the year ended September 30, 2010, initial sales charges paid by shareholders on the purchase of Class A and Class T shares amounted to $157,121 and $690, respectively. For the same time period, net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $7,725, $24,617 and $19,053, respectively.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of monthly distribution and service fees to the New Distributor based on the average daily net assets of the applicable class of the Fund at the following annual rates:

Distribution Fee
Class A	Class B	Class C	Class R	Class W
0.10%	0.75%	0.75%	0.50%	0.25%

Service Fee
Class A	Class B	Class C	Class W
0.25%	0.25%	0.25%	0.25%

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), but limited such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year. For the year ended September 30, 2010, the distribution and service fees were 0.00% and 0.25%, respectively, of the Fund’s average daily net assets.

The Fund may pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by service organizations. The Fund may pay shareholder services fees of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares for shareholder liaison services and up to 0.25% of the Fund’s average daily net assets attributable to Class T shares for administrative support services, provided, however, that the aggregate fee shall not exceed 0.30% of the Fund’s average daily net assets attributable to Class T shares. For the year ended September 30, 2010, the shareholder services fee was 0.30% of each Fund’s average daily net assets attributable to Class T shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service, distribution or shareholder services fee rates paid by the Fund as a result of the Transaction.

Fee Waivers and Expense Reimbursements

Effective September 27, 2010, the New Advisor has contractually agreed to reimburse a portion of the Fund’s expenses through September 30, 2011, so that the Fund’s ordinary operating expenses (excluding any brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rates of 1.05%, 1.80%, 1.80%, 0.74%, 1.30%, 1.10%, 1.05% and 0.80% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class I, Class R, Class T, Class W, and Class Z shares, respectively. This expense arrangement may only be modified or amended with approval from all parties to such arrangements, including the Fund’s and the New Advisor.

From May 1, 2010 to September 26, 2010, the New Advisor had voluntarily agreed to reimburse a portion of the Fund’s expenses, so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s

30

Columbia Dividend Income Fund

September 30, 2010

custodian, did not exceed 0.80% of the Fund’s average daily net assets on an annualized basis. Prior to May 1, 2010, Columbia voluntarily reimbursed a portion of the Fund’s expenses in the same manner.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $11,250.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended September 30, 2010, these custody credits reduced total expenses by $66 for the Fund.

Note 6. Portfolio Information

For the year ended September 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $985,102,692 and $342,518,741, respectively.

Note 7. Regulatory Settlements

During the year ended September 30, 2009, the Fund received payments totaling $665,701 relating to certain regulatory settlements with third parties that the Fund had participated in during the twelve month period. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended September 30, 2010, the Fund did not borrow under these arrangements.

Note 9. Shareholder Concentration

As of September 30, 2010, one shareholder account owned 36.6% of the outstanding shares of the Fund. Purchase and

31

Columbia Dividend Income Fund

September 30, 2010

redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such,

32

Columbia Dividend Income Fund

September 30, 2010

we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 11. Subsequent Event

Effective October 14, 2010, the line of credit disclosed in Note 8 was extended. Interest on the $280,000,000 committed, unsecured revolving line of credit provided by State Street will continue to be charged at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. The commitment fee has been decreased from 0.15% per annum to 0.125% per annum and will continue to be accrued and apportioned among the participating funds pro rata based on their relative net assets.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Dividend Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Income Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at September 30, 2010, the results of its operations for the period then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 19, 2010

34

Federal Income Tax Information (Unaudited) – Columbia Dividend Income Fund

For non-corporate shareholders, 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2010 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2010, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

35

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

John D. Collins (born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields

Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 64; None

36

Fund Governance (continued)

Independent Trustees (continued)

Name, address and year of birth, position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

37

Fund Governance (continued)

Interested Trustee

Name, address and year of birth, position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

William E. Mayer[1] (born 1940)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

Mr. Mayer may technically be an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Advisor or any sub-advisor to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

38

Fund Governance (continued)

Officers

Name, Year of birth and address	Principal occupation(s) during the past five years

J. Kevin Connaughton (born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

39

Fund Governance (continued)

Officers (continued)

Name, Year of birth and address	Principal occupation(s) during the past five years

Colin Moore (born 1958)
One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (born 1959)
100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (born 1957)
One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

40

Board Consideration and Approval of Advisory Agreements

In September 2010, the Board of Trustees (the “Board”) unanimously approved new Investment Management Services Agreements (the “Advisory Agreements”) on behalf of various Columbia funds that would increase or decrease the contractual investment advisory fee rates payable by each affected Columbia fund (each, an “Affected Fund”) to Columbia Management for investment advisory services. For Columbia Dividend Income Fund, the Advisory Agreement will decrease contractual investment advisory fee rates. As detailed below, the Board held numerous meetings and discussions with the management team of Columbia Management and reviewed and considered materials in connection with the approval of the investment advisory fee before determining to approve the Advisory Agreements.

On April 30, 2010, Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC, a subsidiary of Bank of America and the parent of the Affected Funds’ former investment adviser. In connection with that acquisition, the Affected Funds entered into investment management services agreements with Columbia Management, a subsidiary of Ameriprise Financial, Inc.

Beginning in April 2010, Columbia Management presented to the Advisory Fees and Expenses Committee (the “Committee”) of the Board a proposal to rationalize the fees and expenses, including the advisory fees, of the various registered investment companies in the combined complex of Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds (the “Columbia Funds Complex”). Because these funds were organized at different times by many different sponsors, their fees and expenses did not reflect a common overall design, and Columbia Management proposed to implement a more consistent schedule of fees for similar funds based on a uniform pricing model across all of the funds. In this regard, Columbia Management presented the Committee with various data comparing current and proposed fee schedules to the fee schedules of peer funds, as selected by an independent third-party data provider. While Columbia Management projected that the proposed rationalization would reduce the overall fees and expenses of all of the funds in the aggregate, it was expected that certain fees and expenses, including advisory fees, would increase for certain funds. At the same time, Columbia Management presented the Committee with proposals to provide for consistent administrative services fee schedules across funds in the same asset class, reduced custody fee rates and a consistent transfer agency fee schedule across the funds, as well as initial proposals to merge various funds. In connection with these proposals, the Committee and the trustees considered a proposal by Columbia Management to contractually limit the total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund’s custodian) of Class A shares of funds, the expenses of which exceed the median expenses of such fund’s Class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider), to such median expenses (or a lower, agreed-upon rate), and to limit the total expenses of such funds’ other classes to a corresponding amount, adjusted to reflect any class-specific expenses (including transfer agency fees and payments under any distribution plan, shareholder servicing plan, and/or plan administration agreement).

The Committee and the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Trust (the “Independent Trustees”) requested and evaluated materials from, and were provided materials and information regarding the Advisory Agreements by, Columbia Management. The Committee, at meetings held on April 20, 2010, May 3, 2010, June 7, 2010, July 27, 2010 and August 10, 2010, and the Independent Trustees, at meetings held on April 20, 2010, May 4, 2010, June 7, 2010 and August 11, 2010, reviewed the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the proposals and discussed them with representatives of Columbia Management. The Committee and the Independent Trustees also reviewed and considered information that they had previously received in connection with their most recent consideration and approval of the current investment management services agreements with Columbia Management. They also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on the legal standards for consideration by the trustees and otherwise assisted the trustees in their deliberations. The trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia Management

41

Advisors, LLC, the Affected Funds’ previous adviser, with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. On August 10, 2010, the Committee recommended that the trustees approve the Advisory Agreements. On September 14, 2010, the trustees, including a majority of the Independent Trustees, approved the Advisory Agreement for each Affected Fund, subject to shareholder approval.

The trustees considered all materials that they, their legal counsel or Columbia Management believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. The factors considered by the Committee and the trustees in recommending approval and approving the Advisory Agreement for each Affected Fund included the following:

■	The expected benefits of continuing to retain Columbia Management as the Affected Funds’ investment manager;

■	The terms and conditions of the Advisory Agreements, including the increase or decrease, as applicable, in the advisory fee schedule for each Affected Fund;

■

The impact of the proposed changes in investment advisory fee rates, as well as proposed changes in administrative services, transfer agency and custody fee rates, on each Affected Fund’s total expense ratio;

■	For Columbia Dividend Income Fund, the reduction in the rates payable under its administrative services agreement;

■

The willingness of Columbia Management to agree to contractually limit or cap total operating expenses for Columbia Dividend Income Fund so that total operating expenses (exclusive of brokerage commissions, interest (but including custodial charges relating to overdrafts), taxes and extraordinary expenses, after giving effect to any balance credits from each fund’s custodian) of Class A shares would not exceed the median expenses of such fund’s class A shares peer group (as determined from time to time, generally annually, by an independent third-party data provider);

■	That Columbia Management, and not any Affected Fund, would bear the costs of obtaining any necessary shareholder approvals of the Advisory Agreements;

■	The expected impact on expenses for certain Affected Funds of proposed mergers; and

■	The expected benefits of further integrating the Combined Fund Complex by:

■

Standardizing total management fees across similar funds in the Combined Fund Complex to promote comparability of pricing among a menu of funds available to investors, including through exchange privileges; and

■

Aligning investment advisory fee rates across funds in the Combined Fund Complex that are in the same investment category (e.g., the amendment would align the investment advisory fee rates of Columbia Large Cap Growth Fund with those of all other actively managed large-cap funds in the Combined Fund Complex).

Nature, Extent and Quality of Services Provided under the Advisory Agreements

The trustees considered the nature, extent and quality of services provided to the Affected Funds by Columbia Management and its affiliates under the Advisory Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Affected Funds by Columbia Management and its affiliates. The trustees considered, among other things, the ability of Columbia Management to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including Columbia Management’s personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, the trade execution services provided on behalf of the Affected Funds and the quality of Columbia Management’s investment research capabilities and the other resources that it devotes to each Affected Fund. For each Affected Fund, the trustees also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to each Affected Fund under the

42

Advisory Agreements supported the approval of the Advisory Agreements.

Investment Performance

The trustees reviewed information about the performance of each Affected Fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each Affected Fund to the performance of peer groups of mutual funds and performance benchmarks. The trustees also reviewed a description of the third party’s methodology for identifying each Fund’s peer group for purposes of performance and expense comparisons. In the case of each Affected Fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant approval of the Affected Fund’s Advisory Agreement. Those factors varied from fund to fund, but included one or more of the following: (i) that the Affected Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Affected Fund’s investment strategy and policies and that the Affected Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Affected Fund’s investment strategy; (iii) that the Affected Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that Columbia Management had taken or was taking steps designed to help improve the Affected Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The trustees noted that, through February 28, 2010, Columbia Dividend Income Fund’s performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period and in the second quintile for the three- and five-year periods of the peer group selected by an independent third-party data provider for the purposes of performance comparisons.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each Affected Fund and Columbia Management was sufficient, in light of other considerations, to warrant the approval of the Advisory Agreement pertaining to that Affected Fund.

Investment Advisory Fee Rates and Other Expenses

The trustees considered that the Advisory Agreement for Columbia Dividend Income Fund would decrease the contractual investment advisory fee rates payable by that Fund and would be otherwise identical to that Fund’s current investment management services agreement. The trustees reviewed and considered information that they had previously received in connection with the most recent approval of Columbia Dividend Income Fund’s current investment management services agreement with Columbia Management.

After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the advisory fee rates under the Advisory Agreements and anticipated total expenses of each Affected Fund supported the approval of the Advisory Agreements.

Costs of Services Provided and Profitability

The trustees considered information about the advisory fees charged by Columbia Management to comparable institutional accounts. In considering the fees charged to those accounts, the trustees took into account, among other things, Columbia Management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia Management, and the additional resources required to manage mutual funds effectively. In evaluating each Affected Fund’s proposed advisory fees, the trustees also took into account the demands, complexity and quality of the investment management of the Affected Fund.

The trustees also considered the compensation directly or indirectly received by Columbia Management and its affiliates in connection with their relationships with the Affected Funds. The trustees reviewed information provided by management as to the projected profitability to Columbia Management and its affiliates of their relationships with each

43

Affected Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Affected Funds, the current and anticipated expense levels of each Affected Fund, and the implementation of breakpoints and/or expense limitations with respect to each Affected Fund.

After reviewing those and related factors, the trustees concluded, within the context of their overall conclusions, that the proposed changes to the advisory fees, and the related profitability to Columbia Management and its affiliates of their relationships with the Affected Fund, supported the approval of the Advisory Agreement pertaining to that Affected Fund.

Economies of Scale

The trustees considered the existence of any economies of scale in the provision by Columbia Management of services to each Affected Fund, to groups of related funds and to Columbia Management’s investment advisory clients as a whole, and whether those economies of scale were shared with the Affected Funds through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by Columbia Management in investment, trading and compliance resources. The trustees noted that all of the Affected Funds were expected to benefit from breakpoints and/or expense limitation arrangements. In considering those issues, the trustees also took note of the costs of the services to be provided (both on an absolute and relative basis) and the projected profitability to Columbia Management and its affiliates of their relationships with the Affected Funds, as discussed above. The trustees also noted the expected expense synergies and other anticipated benefits to Columbia Management and fund shareholders of both the rationalization of fees and expenses and the proposed mergers of certain Affected Funds. After reviewing these and related factors, the trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Affected Funds supported the approval of the Advisory Agreements.

Other Benefits to Columbia Management

The trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by Columbia Management and its affiliates as a result of their relationships with the Affected Funds, such as the provision by Columbia Management of administrative services to the Affected Funds and the provision by Columbia Management’s affiliates of distribution and transfer agency services to the Affected Funds, and how the proposed rationalization of fees and expenses might affect such benefits, including the fact that to the extent fees payable by the Affected Funds decrease, and the fees for such Funds were subject to a contractual limit or cap on expenses, Columbia Management may pay less in expense reimbursements. The trustees considered that the Affected Funds’ distributor, an affiliate of Columbia Management, retains a portion of the distribution fees from the Affected Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Affected Funds, and that other affiliates of Columbia Management receive various forms of compensation in connection with their sale of shares of the Affected Funds. The trustees also considered the benefits of research made available to Columbia Management by reason of brokerage commissions generated by the Affected Funds’ securities transactions, and reviewed information about Columbia Management’s practices with respect to allocating portfolio brokerage and the use of “soft” commission dollars to pay for research. The trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The trustees recognized that Columbia Management’s profitability would be somewhat lower without these benefits.

In their deliberations, the trustees did not identify any single item that was paramount or controlling and individual trustees may have attributed different weights to various factors. The trustees also evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Affected Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the trustees, including the Independent Trustees, approved each Advisory Agreement.

44

Summary of Management Fee Evaluation by Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. September 21, 2010

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As has been the case with my previous reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Atlantic Funds (the “Transaction”). The Transaction, which closed on April 30, 2010,3 resulted in the termination of the existing Investment Management Agreements with CMA. Prior to the closing of the Transaction, the Trustees and the shareholders of the Funds approved new Advisory and Administrative Agreements with an Ameriprise subsidiary now called Columbia Management Investment Advisers, LLC (“CMIA”). Those Agreements did not change the rates paid by the Funds from the levels specified in the former agreements with CMA.

CMIA serves as the adviser of funds supervised by three different Boards of Trustees: the Atlantic, Nations, and RiverSource Boards, and a subsidiary of CMIA serves as adviser to funds overseen by a fourth Board, Columbia/Wanger. After reviewing the range of funds overseen by all four Boards, CMIA proposed a series of changes intended, among other things, to rationalize its mutual fund product offerings (by, for example, proposing to merge funds with similar investment strategies) and the fees charged to the funds by CMIA and its affiliates. These proposals included (1) changes to the advisory fees paid by certain funds, (2) changes to administrative and similar fees paid by certain funds, (3) changes to the transfer agency, sub-transfer agency, custody, and pricing/bookkeeping fees paid by the Funds, and (4) mergers involving more than 60 funds. CMIA asked the Trustees to consider these proposals together. This report, consistent with and (to the extent applicable) in fulfillment of the terms of the AOD, will focus on changes to advisory and aggregate management fees and discuss other proposals insofar as they affect total fund expenses, which may be a relevant factor in considering the appropriate level of advisory and management fees (defined for purposes of this report as advisory plus administrative fees).

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.
[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.
[3]	CMIA, Materials Prepared for the Atlantic Fees and Expense Committee, June 7, 2010 (“June 7 Materials”), Tab 1 at p. 1.

45

Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

II. Findings

1.	Based upon my examination of the information supplied by CMIA and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed contractual advisory and/or administrative fee changes at any asset level for each affected Atlantic Fund (each a “Fee Change Fund”).

2.	In my view, the process by which the proposed management fees of each Fee Change Fund have been negotiated with CMIA thus far has been, to the extent practicable, at arm’s length and reasonable and consistent with the AOD.
3.	There are 25 Funds for which CMIA has proposed an increase either in the contractual advisory or management fee (each a “Fee Increase Fund”). Seven of these Funds have a combination of higher contractual advisory fees and either lower or unchanged contractual management fees. The remaining 18 Funds have higher contractual management fees with the majority resulting from higher contractual advisory fees. For five Funds, however, the higher management fees result from a combination of lower advisory fees and higher administrative fees.

4.	The actual management fee, computed on the basis of assets as of October 31, 2009, would increase for 16 of the Fee Increase Funds after accounting for CMIA’s proposed expense limitation program, non-management fee changes, and proposed mergers. Seven Funds would have lower actual management fees, and two would experience no change in actual management fees.

5.	Sixteen of the 25 Fee Increase Funds have generally median or better-than-median performance. Only one Fee Increase Fund – High Yield Opportunity Fund – would be identified for further review based on performance criteria used by the Trustees in past contract review processes.

6.	CMIA proposed that the Funds and most other mutual funds it or its affiliates advise or sponsor (together, the “CMIA Funds”) be subject to a contractual expense limitation calculated as the median of the relevant fund’s Lipper expense group. As a result, all Fee Increase Funds are projected to have total expenses in the first, second, or third quintiles after full implementation of the proposed fee changes, expense limitations, and mergers. The expense limitation would be recalculated every year based on updated Lipper data. An analysis of the changes in median expenses for 2009 and 2010 indicates that some Funds are likely to experience sizable changes in their expense limits. Some Funds would have higher-than-median actual management fees notwithstanding the newly-established expense limitations.

7.	CMIA reviewed differences between management of retail mutual funds and advising institutional accounts and supplied charts plotting contractual and actual institutional and fund fees against assets in various investment categories. The data showed that mutual fund fees are often lower at small asset levels reflecting CMIA’s reimbursement of fund expenses. At higher asset levels, mutual fund fees typically exceed institutional fees.

46

8.	CMIA provided fund-by-fund projected profitability data. Due to the significant changes in the operations of the Funds (including the change of the Funds’ investment adviser), historical profitability data was judged to have little relevance.

9.	CMIA provided projections of both the cumulative benefit to CMIA Fund shareholders of all aspects of its proposals (including proposed mergers) and the synergies in the form of decreased expenses that would benefit CMIA and its parent, Ameriprise.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Dividend Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

49

Columbia Dividend Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1391 A (11/10)

Columbia Liberty Fund

Annual Report for the Period Ended September 30, 2010

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/10

+8.63% Class A shares (without sales charge)

+10.16% S&P 500 Index

+8.16% Barclays Capital Aggregate Bond Index[3]

Summary

■	For the 12-month period that ended September 30, 2010, the fund’s Class A shares returned 8.63% without sales charge.

■	The fund trailed the 9.26% average return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds Classification.[1]

■	The fund’s investment-grade bonds produced strong results, while performance from large-cap value and overseas developed market stocks was disappointing relative to the S&P 500[2].

Portfolio Management

Anwiti Bahuguna, PhD has co-managed the fund since 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Ms. Bahuguna was associated with the fund’s previous advisor or its predecessors since 2002.

Kent M. Bergene has co-managed the fund since May 2010 and has been associated with the advisor or its predecessors since 1981.

David Joy has co-managed the fund since May 2010 and has been associated with the advisor or its predecessors since 2003.

Colin Moore has co-managed the fund since 2008 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Moore was associated with the fund’s previous advisor or its predecessors since 2002.

Kent M. Peterson, PhD has co-managed the fund since 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Peterson was associated with the fund’s previous advisor or its predecessors since 2006.

Marie M. Schofield, CFA has co-managed the fund since 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Ms. Schofield was associated with the fund’s previous advisor or its predecessors since 1990.

Effective as of May 1, 2010, Kent M. Bergene and David Joy became co-managers of the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[2]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[3]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Economic Update – Columbia Liberty Fund

Summary

For the 12-month period that ended September 30, 2010

■

The U.S. stock market, as measured by the S&P 500 Index, delivered solid returns, despite a summer correction. Emerging market stocks, as measured by the MSCI Emerging Markets Index (Net), outperformed U.S. stocks as well as stock markets in developed foreign markets, as measured by the MSCI EAFE Index.

S&P Index	MSCI Emerging Markets Index

10.16%	20.22%

■

Modest economic growth and relatively low interest rates boosted bond market returns. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

8.16%	16.19%

Although it has been more than a year since U.S. economic growth turned positive, the economy continues to send mixed signals about the sustainability of this recovery. Economic growth, as measured by gross domestic product (GDP), was a solid 5.0% in the last quarter of 2009. However, it was 3.7% in the first quarter of 2010 and only 1.7% in the second quarter. Expectations are for continued lackluster growth through the end of the year, as government incentive programs have ended and stimulus spending winds down. Even so, it appears to be unlikely that the U.S. economy will sink back into recession, as many key indicators remain positive.

Consumer spending on cars, clothing and other goods increased throughout the year, although the pace of increased spending was small. Personal income also moved higher. Consumer confidence, as measured by the Conference Board Consumer Confidence Index, gained ground in the first half of 2010. However, the index fell sharply during the summer. Consumers surveyed in the final months of the reporting period indicated they were concerned about business conditions and job prospects and generally apprehensive about the future.

The housing market — another bellwether for the consumer sector — showed a glimmer of improvement in the final months of the period. Although both new and existing home sales fell during the summer after a federal tax credit for new and repeat homebuyers expired, sales of existing homes picked up in August 2010. Sales of new homes were flat in August 2010 and the inventory of new homes for sales fell to a 42-year low. Pending home sales, a forward-looking indicator, rose in both July 2010 and August 2010. The latest data points to rising sales in the months ahead. Distressed properties continued to pressure prices. The national median price of existing homes rose slightly over the one-year period, while the national median price of new homes declined slightly. The inventory of unsold new homes declined sharply at the end of the period.

News on the job front was mostly positive for the period, but the number of new jobs added to the economy fell short of expectations. A good portion of the jobs added in March, April and May were temporary, government-sponsored census positions, which began to unwind in June, July and August. Private sector job growth was disappointing given the stage of economic recovery. Nevertheless, private sector payroll employment trended modestly higher through the end of the period, and news of massive layoffs declined.

Reports from the business side of the economy were generally positive. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — trended higher for 14 consecutive months, before dipping downward in September. Industrial production moved higher, as did the amount of manufacturing capacity utilized — a key measure of the health of the manufacturing sector.

Stock rally regains its footing

Against a strengthening economic backdrop, a stock market rally that began early in 2009 continued into the spring of 2010. But during the early summer months, a debt crisis brewing in Europe raised concerns among U.S. investors, as did mixed signals on the economy, and some of the stock market’s earlier gains vanished. Then, in

2

Economic Update (continued) – Columbia Liberty Fund

September, investors reversed course and bid stocks sharply higher. The S&P 500 Index1 returned 10.16% for the 12-month period. Outside the United States, stock market returns were mixed. The MSCI EAFE Index (Net)2, a broad gauge of stock market performance in foreign developed markets, returned 3.27% (in U.S. dollars) for the period, as concerns about the impact of a bailout for weak eurozone economies weighed on the markets. Emerging stock markets were more resilient. The MSCI Emerging Markets Index (Net)3 returned 20.22% (in U.S. dollars) for the 12-month period.

Bonds delivered solid returns

As the economy strengthened, bonds also delivered solid returns. The Barclays Capital Aggregate Bond Index4 returned 8.16%. The high-yield bond market outpaced stocks by a sizeable margin during the period. For the 12 months covered by this report, the JPMorgan Developed BB High Yield Index5 returned 16.19%. The Treasury market was also positive. As the yield on the 10-year U.S. Treasury, a common bellwether for the bond market, fell over the 12-month period (Bond prices and yields move in opposite directions), the Barclays Capital U.S. Treasury Index6 returned 7.32%. Despite positive economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate — the federal funds rate—close to zero.

Past performance is no guarantee of future results.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010 the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

[3]

The Morgan Stanley Capital International Emerging Markets (MSCI EMI) Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010, the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[4]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[5]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

[6]

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/10 ($)
Class A	7.52
Class B	7.55
Class C	7.53
Class Z	8.11

Distributions declared per share

10/01/09 – 09/30/10 ($)
Class A	0.13
Class B	0.08
Class C	0.08
Class Z	0.15

Performance of a $10,000 investment 10/01/00 – 09/30/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Liberty Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 10/01/00 – 09/30/10 ($)
Sales charge	without	with
Class A	11,602	10,935
Class B	10,755	10,755
Class C	10,747	10,747
Class Z	11,879	n/a

Average annual total return as of 09/30/10 (%)
Share class	A		B		C		Z
Inception	04/30/82		05/05/92		08/01/97		07/31/95
Sales charge	without	with	without	with	without	with	without
1-year	8.63	2.39	7.80	2.80	7.82	6.82	8.92
5-year	2.75	1.54	1.95	1.61	1.95	1.95	3.00
10-year	1.50	0.90	0.73	0.73	0.72	0.72	1.74

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Liberty Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/10 – 09/30/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,015.90	1,019.45	5.66	5.67	1.12
Class B	1,000.00	1,000.00	1,012.00	1,015.69	9.43	9.45	1.87
Class C	1,000.00	1,000.00	1,012.10	1,015.69	9.43	9.45	1.87
Class Z	1,000.00	1,000.00	1,018.30	1,020.66	4.45	4.46	0.88

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 5 equity sectors

as of 09/30/10 (%)
Information Technology	10.5
Financials	10.0
Industrials	8.4
Consumer Discretionary	7.9
Health Care	6.6

Top 10 equity holdings

as of 09/30/10 (%)
Chevron	1.2
Apple	1.2
JPMorgan	0.9
Philip Morris International	0.9
Google	0.9
International Business Machines	0.8
Occidental Petroleum	0.8
Target	0.8
United Technologies	0.8
Wells Fargo	0.8

Portfolio structure

as of 09/30/10 (%)
Common Stocks	60.3
Mortgage-Backed Securities	9.9
Corporate Fixed-Income Bonds & Notes	9.9
Government & Agency Obligations	7.6
Commercial Mortgage-Backed Securities	5.4
Collateralized Mortgage Obligations	1.5
Cash & Equivalents	4.3
Asset-Backed Securities	0.8
Convertible Preferred Stocks	0.4
Convertible Bonds	0.2
Preferred Stock	0.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended September 30, 2010, the fund’s Class A shares returned 8.63% without sales charge. Performance trailed the fund’s peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds Classification, which had an average return of 9.26%. By comparison, the fund’s equity benchmark, the S&P 500 Index, returned 10.16%, and its fixed-income benchmark, the Barclays Capital Aggregate Bond Index, returned 8.16%. We believe the fund’s underperformance came from the equity side of the portfolio.

Extreme volatility in second half of reporting period

Stocks rallied during the first six months of the period, as businesses started spending to restock depleted inventories and government stimulus measures transferred money to unemployed workers. Starting in April, however, the stock market became much more volatile, as investors worried about the impact of a European sovereign debt crisis, the end of U.S. government stimulus programs and a fragile economic recovery. Stocks regained some momentum in July, before sliding in August as investors reacted to more disappointing economic data. Stocks ended the period with a sharp rally in September, triggered by indications from the Federal Reserve that it was ready to intervene to keep the economic recovery on track and by prospects for a shift in Congressional leadership in the upcoming November elections. Bonds also produced strong returns in the past year, but lagged stocks. Fixed-income markets benefited as interest rates stayed low, Treasury yields fell and risk-averse investors shifted into fixed-income assets.

Gains from fixed-income investments

The fund picked up ground as the fixed-income side of the portfolio, which consists entirely of investment-grade bond issues, outperformed its benchmark, the Barclays Capital Aggregate Bond Index. Selections in the finance, insurance and real estate investment trust (REIT) segments were especially helpful. Over the year, we locked in gains and reduced the investment-grade bond allocation from 41% to 35%. We used the proceeds to take advantage of buying opportunities in the large-cap and developed market foreign equities sectors.

[1]	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[2]	The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[3]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 27, 2010 the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

6

Portfolio Managers’ Report (continued) – Columbia Liberty Fund

Disappointing results from large-cap and overseas portfolios

More than half the fund’s assets at period end were invested in large-cap stocks, split nearly equally between the growth and value disciplines. Large-cap value stocks were the biggest hindrance overall to performance, in part as the Russell 1000 Value Index’s1 8.90% return put the sector behind the broader market. In addition, the fund’s large-cap value return lagged the Russell index. On the large-cap growth side, performance was very strong in absolute terms, outpacing the S&P 500. The fund’s large-cap growth stocks, however, fell modestly behind the 12.65% return of their benchmark, the Russell 1000 Growth Index2. An 11% stake in developed overseas markets also pressured results, as developed international market stock returns were well behind U.S. stock returns, mainly because of concerns that some peripheral European countries might default on their sovereign debt. The fund’s overseas holdings trailed the 3.27% return of their benchmark, the MSCI EAFE Index (Net)3.

Positioned for slow economic growth

By period end, economic data seemed to confirm a loss of momentum in growth. However, we do not think we’ll see the double-dip recession that some market observers have feared. Going forward, we plan to continue to favor equities, particularly higher-quality domestic stocks that pay dividends. We believe these types of stocks will benefit as investors search for yield in a period of prolonged low interest rates, low inflation and muted economic growth. Over the period, we increased the fund’s stake in large-cap stocks from 47% to 52%, as we found attractively-valued buying opportunities in the sector. We funded these purchases with the proceeds from selling investment-grade bond holdings. The fund’s fixed-income investments remain focused on issues with a yield advantage, as we expect income to be a bigger driver of bond returns than price appreciation going forward.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

7

Investment Portfolio – Columbia Liberty Fund

September 30, 2010

Common Stocks – 60.3%

	Shares	Value ($)
Consumer Discretionary – 7.7%
Auto Components – 1.0%
Autoliv, Inc. (a)	17,290	1,129,556
Bridgestone Corp.	38,100	695,707
Continental AG (a)	9,232	717,772
Dana Holding Corp. (a)	18,700	230,384
Hyundai Mobis	3,133	706,165

Auto Components Total		3,479,584

Automobiles – 0.6%
Daimler AG, Registered Shares (a)	14,521	921,289
Ford Motor Co. (a)	56,250	688,500
Suzuki Motor Corp.	21,100	443,835

Automobiles Total		2,053,624

Distributors – 0.3%
CFAO SA	8,212	327,336
Genuine Parts Co.	19,700	878,423

Distributors Total		1,205,759

Hotels, Restaurants & Leisure – 1.4%
Carnival Corp.	21,000	802,410
Carnival PLC	12,173	478,827
Las Vegas Sands Corp. (a)	24,060	838,491
McDonald’s Corp.	18,526	1,380,372
Starbucks Corp.	28,620	732,099
Starwood Hotels & Resorts Worldwide, Inc.	8,285	435,377

Hotels, Restaurants & Leisure Total		4,667,576

Internet & Catalog Retail – 0.5%
Amazon.com, Inc. (a)	8,660	1,360,140
Rakuten, Inc.	289	211,522

Internet & Catalog Retail Total		1,571,662

Media – 0.3%
Time Warner Cable, Inc.	3,290	177,627
Viacom, Inc., Class B	24,030	869,646

Media Total		1,047,273

Multiline Retail – 1.2%
Kohl’s Corp. (a)	13,610	716,975
Nordstrom, Inc.	18,600	691,920
Target Corp.	53,370	2,852,092

Multiline Retail Total		4,260,987

Specialty Retail – 1.5%
Dick’s Sporting Goods, Inc. (a)	13,350	374,334
Esprit Holdings Ltd.	115,900	623,977
GameStop Corp., Class A (a)	28,860	568,831
Limited Brands, Inc.	46,730	1,251,430
Lowe’s Companies, Inc.	17,480	389,629
O’Reilly Automotive, Inc. (a)	11,947	635,580

	Shares	Value ($)
TJX Companies, Inc.	26,800	1,196,084

Specialty Retail Total		5,039,865

Textiles, Apparel & Luxury Goods – 0.9%
Compagnie Financiére Richemont SA	16,684	803,005
lululemon athletica, Inc. (a)	12,120	542,006
NIKE, Inc., Class B	8,500	681,190
Swatch Group AG	2,120	799,058
Warnaco Group, Inc. (a)	4,000	204,520

Textiles, Apparel & Luxury Goods Total		3,029,779

Consumer Discretionary Total		26,356,109

Consumer Staples – 5.9%
Beverages – 1.2%
Coca-Cola Co.	18,700	1,094,324
Diageo PLC, ADR	18,026	1,243,974
Dr Pepper Snapple Group, Inc.	5,374	190,885
Molson Coors Brewing Co., Class B	18,300	864,126
PepsiCo, Inc.	13,030	865,713

Beverages Total		4,259,022

Food & Staples Retailing – 0.7%
Wal-Mart Stores, Inc.	39,560	2,117,251
Whole Foods Market, Inc. (a)	11,600	430,476

Food & Staples Retailing Total		2,547,727

Food Products – 1.7%
Danone SA	14,148	847,270
General Mills, Inc.	20,000	730,800
H.J. Heinz Co.	20,400	966,348
Hershey Co.	12,440	592,020
Kraft Foods, Inc., Class A	28,200	870,252
Mead Johnson Nutrition Co., Class A	4,920	279,997
Nestle SA, Registered Shares	28,464	1,517,023

Food Products Total		5,803,710

Household Products – 0.3%
Procter & Gamble Co.	15,900	953,523

Household Products Total		953,523

Personal Products – 0.4%
Avon Products, Inc.	29,610	950,777
Estée Lauder Companies, Inc., Class A	4,940	312,356

Personal Products Total		1,263,133

Tobacco – 1.6%
British American Tobacco PLC	28,098	1,049,785
Japan Tobacco, Inc.	400	1,333,901
Philip Morris International, Inc.	53,584	3,001,776

Tobacco Total		5,385,462

Consumer Staples Total		20,212,577

See Accompanying Notes to Financial Statements.

8

Columbia Liberty Fund

September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Energy – 5.9%
Energy Equipment & Services – 1.4%
Cameron International Corp. (a)	22,100	949,416
Dresser-Rand Group, Inc. (a)	8,460	312,090
Halliburton Co.	65,934	2,180,437
John Wood Group PLC	85,946	590,479
Nabors Industries Ltd. (a)	56,770	1,025,266

Energy Equipment & Services Total		5,057,688

Oil, Gas & Consumable Fuels – 4.5%
Alpha Natural Resources, Inc. (a)	2,300	94,645
Anadarko Petroleum Corp.	8,000	456,400
Apache Corp.	16,940	1,656,055
BG Group PLC	55,921	983,295
Cairn Energy PLC (a)	100,817	718,953
Chevron Corp.	52,900	4,287,545
Continental Resources, Inc. (a)	11,350	526,186
EOG Resources, Inc.	5,730	532,718
Exxon Mobil Corp.	20,580	1,271,638
Murphy Oil Corp.	7,800	482,976
Occidental Petroleum Corp.	36,639	2,868,834
Peabody Energy Corp.	9,620	471,476
Petroleo Brasileiro SA, ADR	12,397	449,639
Williams Companies, Inc.	31,100	594,321

Oil, Gas & Consumable Fuels Total		15,394,681

Energy Total		20,452,369

Financials – 9.8%
Capital Markets – 1.4%
Affiliated Managers Group, Inc. (a)	1,200	93,612
Credit Suisse Group AG, Registered Shares	20,857	893,262
Franklin Resources, Inc.	8,920	953,548
Goldman Sachs Group, Inc.	10,100	1,460,258
Morgan Stanley	32,060	791,241
T. Rowe Price Group, Inc.	9,350	468,108

Capital Markets Total		4,660,029

Commercial Banks – 3.0%
Banco Santander Brasil SA, ADR	42,095	579,648
BB&T Corp.	10,900	262,472
CIT Group, Inc. (a)	16,300	665,366
Danske Bank A/S (a)	36,776	886,580
Fifth Third Bancorp.	63,470	763,544
Huntington Bancshares, Inc.	30,500	172,935
Mitsubishi UFJ Financial Group, Inc.	168,700	787,393
PNC Financial Services Group, Inc.	21,729	1,127,953
Societe Generale	13,796	798,721
SVB Financial Group (a)	2,000	84,640

	Shares	Value ($)
U.S. Bancorp	66,113	1,429,363
Wells Fargo & Co.	103,696	2,605,881
Zions Bancorporation	8,100	173,016

Commercial Banks Total		10,337,512

Consumer Finance – 0.9%
American Express Co.	61,640	2,590,729
SKS Microfinance Ltd. (a)	17,939	531,364

Consumer Finance Total		3,122,093

Diversified Financial Services – 1.5%
Citigroup, Inc. (a)	212,300	827,970
IntercontinentalExchange, Inc. (a)	10,720	1,122,598
JPMorgan Chase & Co.	81,528	3,103,771

Diversified Financial Services Total		5,054,339

Insurance – 2.0%
ACE Ltd.	28,099	1,636,767
Assured Guaranty Ltd.	4,400	75,284
Axis Capital Holdings Ltd.	22,200	731,268
MetLife, Inc.	44,051	1,693,761
Prudential Financial, Inc.	28,930	1,567,427
Prudential PLC	64,902	649,586
XL Group PLC	28,300	612,978

Insurance Total		6,967,071

Real Estate Investment Trusts (REITs) – 0.5%
Equity Residential Property Trust	12,800	608,896
ProLogis	18,500	217,930
Rayonier, Inc.	13,800	691,656
Weyerhaeuser Co.	16,743	263,870

Real Estate Investment Trusts (REITs) Total		1,782,352

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Ltd.	101,225	1,643,683

Thrifts & Mortgage Finance Total		1,643,683

Financials Total		33,567,079

Health Care – 6.6%
Biotechnology – 1.0%
Alexion Pharmaceuticals, Inc. (a)	8,460	544,485
Amgen, Inc. (a)	23,310	1,284,614
Celgene Corp. (a)	19,080	1,099,199
Dendreon Corp. (a)	6,800	280,024
NeuroSearch AS (a)	11,345	171,081

Biotechnology Total		3,379,403

Health Care Equipment & Supplies – 0.9%
Edwards Lifesciences Corp. (a)	7,550	506,228
Mindray Medical International Ltd., ADR	19,750	584,007

See Accompanying Notes to Financial Statements.

9

Columbia Liberty Fund

September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
St. Jude Medical, Inc. (a)	24,390	959,503
Varian Medical Systems, Inc. (a)	10,560	638,880
Zimmer Holdings, Inc. (a)	8,500	444,805

Health Care Equipment & Supplies Total		3,133,423

Health Care Providers & Services – 1.4%
Cardinal Health, Inc.	22,210	733,819
CIGNA Corp.	3,800	135,964
Express Scripts, Inc. (a)	16,440	800,628
Humana, Inc. (a)	2,600	130,624
Medco Health Solutions, Inc. (a)	18,800	978,728
UnitedHealth Group, Inc.	33,430	1,173,727
Universal Health Services, Inc., Class B	19,570	760,490

Health Care Providers & Services Total		4,713,980

Life Sciences Tools & Services – 1.2%
Life Technologies Corp. (a)	36,950	1,725,196
QIAGEN N.V. (a)	31,637	565,963
Thermo Fisher Scientific, Inc. (a)	41,916	2,006,938

Life Sciences Tools & Services Total		4,298,097

Pharmaceuticals – 2.1%
Allergan, Inc.	16,590	1,103,733
GlaxoSmithKline PLC, ADR	16,400	648,128
Medicis Pharmaceutical Corp., Class A	8,920	264,478
Merck & Co., Inc.	22,928	843,980
Mylan, Inc. (a)	34,340	645,935
Novo-Nordisk A/S, Class B	11,057	1,094,411
Pfizer, Inc.	75,300	1,292,901
Roche Holding AG, Genusschein Shares	3,906	533,326
Watson Pharmaceuticals, Inc. (a)	15,000	634,650

Pharmaceuticals Total		7,061,542

Health Care Total		22,586,445

Industrials – 8.4%
Aerospace & Defense – 1.6%
General Dynamics Corp.	11,400	716,034
Goodrich Corp.	11,970	882,548
Honeywell International, Inc.	14,100	619,554
Precision Castparts Corp.	5,840	743,724
United Technologies Corp.	36,526	2,601,747

Total Aerospace & Defense		5,563,607

Air Freight & Logistics – 0.5%
United Parcel Service, Inc., Class B	27,720	1,848,647

Air Freight & Logistics Total		1,848,647

	Shares	Value ($)
Airlines – 0.2%
Jet Airways India Ltd. (a)	43,701	793,445

Airlines Total		793,445

Commercial Services & Supplies – 0.2%
Republic Services, Inc.	25,100	765,299

Commercial Services & Supplies Total		765,299

Construction & Engineering – 0.5%
Fluor Corp.	14,900	737,997
Foster Wheeler AG (a)	23,800	582,148
Outotec Oyj	9,469	401,757

Construction & Engineering Total		1,721,902

Electrical Equipment – 0.6%
ABB Ltd., Registered Shares (a)	37,331	787,700
Dongfang Electrical Machinery Co., Ltd., Class H	230	1,085
Prysmian SpA	33,570	614,475
Vestas Wind Systems A/S (a)	14,880	560,125

Electrical Equipment Total		1,963,385

Industrial Conglomerates – 1.0%
3M Co.	17,990	1,559,913
General Electric Co.	90,355	1,468,269
Tyco International Ltd.	12,180	447,371

Industrial Conglomerates Total		3,475,553

Machinery – 2.8%
ArvinMeritor, Inc. (a)	14,500	225,330
Cummins, Inc.	9,890	895,836
Deere & Co.	12,800	893,184
Dover Corp.	17,890	934,037
Eaton Corp.	2,700	222,723
Flowserve Corp.	6,450	705,759
GEA Group AG	21,122	528,481
Illinois Tool Works, Inc.	19,600	921,592
Ingersoll-Rand PLC	45,030	1,608,021
Kennametal, Inc.	9,400	290,742
Komatsu Ltd.	26,300	612,323
Navistar International Corp. (a)	7,567	330,224
Parker Hannifin Corp.	10,420	730,025
Vallourec	5,789	576,058

Machinery Total		9,474,335

Professional Services – 0.3%
Manpower, Inc.	16,450	858,690

Professional Services Total		858,690

Trading Companies & Distributors – 0.5%
Mitsui & Co., Ltd.	52,400	779,654
W.W. Grainger, Inc.	4,080	485,969
Wolseley PLC (a)	19,180	482,864

Trading Companies & Distributors Total		1,748,487

See Accompanying Notes to Financial Statements.

10

Columbia Liberty Fund

September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Transportation Infrastructure – 0.2%
Koninklijke Vopak NV	13,368	638,776

Transportation Infrastructure Total		638,776

Industrials Total		28,852,126

Information Technology – 10.5%
Communications Equipment – 1.0%
Cisco Systems, Inc. (a)	84,055	1,840,805
QUALCOMM, Inc.	35,260	1,590,931

Communications Equipment Total		3,431,736

Computers & Peripherals – 2.7%
Apple, Inc. (a)	14,990	4,253,412
EMC Corp. (a)	112,350	2,281,828
Gemalto NV	9,998	410,716
Hewlett-Packard Co.	46,551	1,958,401
SanDisk Corp. (a)	6,060	222,099

Computers & Peripherals Total		9,126,456

Electronic Equipment, Instruments & Components – 0.7%
Corning, Inc.	34,450	629,746
Nippon Electric Glass Co., Ltd.	61,000	834,082
Tyco Electronics Ltd.	37,250	1,088,445

Electronic Equipment, Instruments & Components Total		2,552,273

Internet Software & Services – 1.1%
Akamai Technologies, Inc. (a)	12,330	618,720
Google, Inc., Class A (a)	5,651	2,971,239

Internet Software & Services Total		3,589,959

IT Services – 1.5%
Cognizant Technology Solutions Corp., Class A (a)	17,430	1,123,712
International Business Machines Corp.	21,720	2,913,521
Teradata Corp. (a)	17,590	678,271
Visa, Inc., Class A	7,190	533,929

IT Services Total		5,249,433

Semiconductors & Semiconductor Equipment – 0.6%
Broadcom Corp., Class A	13,930	492,983
Netlogic Microsystems, Inc. (a)	18,980	523,468
Texas Instruments, Inc.	30,200	819,628
Varian Semiconductor Equipment Associates, Inc. (a)	12,100	348,238

Semiconductors & Semiconductor Equipment Total		2,184,317

	Shares	Value ($)
Software – 2.9%
Autodesk, Inc. (a)	29,780	952,067
Autonomy Corp. PLC (a)	30,776	877,215
Intuit, Inc. (a)	20,060	878,829
Microsoft Corp.	52,245	1,279,480
Nintendo Co., Ltd., ADR	10,569	329,753
Nuance Communications, Inc. (a)	46,700	730,388
Oracle Corp.	85,700	2,301,045
Rovi Corp. (a)	11,340	571,649
Salesforce.com, Inc. (a)	5,550	620,490
SuccessFactors, Inc. (a)	22,840	573,512
Temenos Group AG (a)	26,475	811,658

Software Total		9,926,086

Information Technology Total		36,060,260

Materials – 2.3%
Chemicals – 0.6%
Celanese Corp., Series A	7,800	250,380
CF Industries Holdings, Inc.	2,670	254,985
Linde AG	4,590	598,735
Potash Corp. of Saskatchewan, Inc.	6,800	979,472

Chemicals Total		2,083,572

Containers & Packaging – 0.2%
Packaging Corp. of America	25,573	592,526

Containers & Packaging Total		592,526

Metals & Mining – 1.4%
Allegheny Technologies, Inc.	26,140	1,214,203
Freeport-McMoRan Copper & Gold, Inc.	8,982	766,973
Newmont Mining Corp.	12,310	773,191
Rio Tinto Ltd.	11,159	828,064
United States Steel Corp.	10,400	455,936
Xstrata PLC	45,533	874,365

Metals & Mining Total		4,912,732

Paper & Forest Products – 0.1%
International Paper Co.	22,700	493,725

Paper & Forest Products Total		493,725

Materials Total		8,082,555

Telecommunication Services – 1.3%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	67,415	1,928,069

Diversified Telecommunication Services Total		1,928,069

See Accompanying Notes to Financial Statements.

11

Columbia Liberty Fund

September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services (continued)
Wireless Telecommunication Services – 0.7%
American Tower Corp., Class A (a)	13,460	689,960
Millicom International Cellular SA	4,979	477,735
NII Holdings, Inc. (a)	15,672	644,119
Vodafone Group PLC	309,796	766,889

Wireless Telecommunication Services Total		2,578,703

Telecommunication Services Total		4,506,772

Utilities – 1.9%
Electric Utilities – 0.9%
American Electric Power Co., Inc.	31,700	1,148,491
NextEra Energy, Inc.	28,300	1,539,237
Northeast Utilities	14,021	414,601

Electric Utilities Total		3,102,329

Multi-Utilities – 1.0%
PG&E Corp.	25,448	1,155,848
Sempra Energy	17,800	957,640
Wisconsin Energy Corp.	7,875	455,175
Xcel Energy, Inc.	39,700	911,909

Multi-Utilities Total		3,480,572

Utilities Total		6,582,901

Total Common Stocks (cost of $176,721,142)		207,259,193

Mortgage-Backed Securities – 9.9%
	Par ($)
Federal Home Loan Mortgage Corp.
4.500% 02/01/39	339,873	354,055
4.500% 04/01/39	653,122	679,968
4.500% 10/01/39	832,985	867,224
4.500% 01/01/40	1,495,958	1,557,448
4.500% 06/01/40	4,432,264	4,614,450
4.500% 07/01/40	646,068	672,624
4.500% 09/01/40	1,375,000	1,431,519
5.000% 06/01/36	793,914	836,014
5.000% 04/01/38	1,199,999	1,261,503
5.000% 11/01/38	1,582,136	1,663,226
5.000% 08/01/39	1,157,924	1,217,156
5.000% 08/01/40	1,471,261	1,546,521
5.000% 09/01/40	924,908	972,220
5.500% 07/01/21	10,796	11,624
5.500% 12/01/38	1,200,000	1,273,711
6.000% 01/01/38	1,200,000	1,288,778
6.500% 07/01/14	18,477	19,997

	Par ($)	Value ($)
6.500% 12/01/14	15,727	17,021
6.500% 06/01/29	20,914	23,222
6.500% 01/01/30	60,124	66,758
7.000% 11/01/29	40,797	46,237
7.000% 01/01/30	2,634	2,985
8.000% 07/01/20	14,663	15,915

TBA:
4.500% 10/01/40 (b)	1,425,000	1,481,778
5.000% 10/01/40 (b)	1,175,000	1,234,117

Federal National Mortgage Association
4.500% 05/01/40	139,015	144,925
5.000% 04/01/40	1,656,242	1,744,587
5.000% 05/01/40	2,170,696	2,286,482
5.500% 03/01/37	1,839,996	1,961,429
5.500% 06/01/37	1,340,660	1,426,340
5.500% 09/01/37	1,440,722	1,532,798
5.500% 04/01/39	338,727	360,375
6.500% 04/01/11	15,838	17,139
6.500% 05/01/11	56,728	61,389
6.500% 11/01/25	2	2
6.500% 08/01/34	256,390	284,320
7.000% 08/15/23	107,846	122,315
7.000% 07/01/32	11,930	13,541
7.000% 01/01/37	37,198	41,475
7.000% 07/01/37	210,861	235,102

Government National Mortgage Association
6.000% 12/15/37	507,942	552,151

Total Mortgage-Backed Securities (cost of $33,368,007)		33,940,441

Corporate Fixed-Income Bonds & Notes – 9.9%

Basic Materials – 0.2%
Iron/Steel – 0.1%
ArcelorMittal USA, Inc.
6.500% 04/15/14	350,000	387,896

Iron/Steel Total		387,896

Metals & Mining – 0.1%
Vale Overseas Ltd.
6.250% 01/23/17	325,000	372,016

Metals & Mining Total		372,016

Basic Materials Total		759,912

Communications – 1.5%
Media – 0.6%
DIRECTV Holdings LLC
3.550% 03/15/15	330,000	342,554
NBC Universal, Inc.
5.950% 04/01/41 (c)	375,000	385,729

See Accompanying Notes to Financial Statements.

12

Columbia Liberty Fund

September 30, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Communications (continued)
News America, Inc.
6.550% 03/15/33	295,000	329,263

RR Donnelley & Sons Co.
6.125% 01/15/17	550,000	575,841

Time Warner, Inc.
6.200% 03/15/40	350,000	381,289

Media Total		2,014,676

Telecommunication Services – 0.9%
America Movil SAB de CV
5.625% 11/15/17	325,000	366,670

AT&T, Inc.
5.350% 09/01/40 (c)	388,000	389,828

British Telecommunications PLC
5.150% 01/15/13	400,000	427,464

Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14	625,000	706,784

Telecom Italia Capital SA
4.950% 09/30/14	375,000	399,274

Telefonica Emisiones SAU
0.775% 02/04/13 (11/04/10) (d)(e)	400,000	391,559

Vodafone Group PLC
5.750% 03/15/16	370,000	423,611

Telecommunication Services Total		3,105,190

Communications Total		5,119,866

Consumer Cyclical – 0.2%
Retail – 0.2%
CVS Pass-Through Trust
7.507% 01/10/32 (c)	440,152	516,457

Retail Total		516,457

Consumer Cyclical Total		516,457

Consumer Non-Cyclical – 1.0%
Beverages – 0.3%
Anheuser-Busch InBev Worldwide, Inc.
2.500% 03/26/13	350,000	359,091

Bottling Group LLC
6.950% 03/15/14	300,000	355,661

Miller Brewing Co.
5.500% 08/15/13 (c)(f)	316,000	347,503

Beverages Total		1,062,255

	Par ($)	Value ($)
Food – 0.4%
ConAgra Foods, Inc.
5.875% 04/15/14	325,000	371,056

Kraft Foods, Inc.
5.375% 02/10/20	390,000	435,649

Kroger Co.
5.400% 07/15/40	375,000	389,750

Food Total		1,196,455

Healthcare Services – 0.1%
Roche Holdings, Inc.
6.000% 03/01/19 (c)(f)	325,000	393,726

Healthcare Services Total		393,726

Pharmaceuticals – 0.2%
Express Scripts, Inc.
6.250% 06/15/14	250,000	287,025

Wyeth
5.500% 02/01/14	325,000	368,826

Pharmaceuticals Total		655,851

Consumer Non-Cyclical Total		3,308,287

Energy – 1.1%
Oil & Gas – 0.6%
Anadarko Petroleum Corp.
6.200% 03/15/40	500,000	487,442

Canadian Natural Resources Ltd.
5.700% 05/15/17	300,000	345,189

Nexen, Inc.
5.875% 03/10/35	350,000	357,169

Petroleos Mexicanos
5.500% 01/21/21 (c)	410,000	436,650

Talisman Energy, Inc.
6.250% 02/01/38	315,000	346,363

Oil & Gas Total		1,972,813

Oil & Gas Services – 0.2%
Weatherford International Ltd.
5.150% 03/15/13	340,000	364,043
6.750% 09/15/40	385,000	401,276

Oil & Gas Services Total		765,319

Pipelines – 0.3%
Enterprise Products Operating LLC
4.600% 08/01/12	350,000	368,600

TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/17) (d)(e)	450,000	420,750

See Accompanying Notes to Financial Statements.

13

Columbia Liberty Fund

September 30, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Energy (continued)
Williams Partners LP
7.250% 02/01/17	310,000	369,257

Pipelines Total		1,158,607

Energy Total		3,896,739

Financials – 4.1%
Banks – 2.5%
ANZ National International Ltd.
6.200% 07/19/13 (c)(f)	450,000	500,121

Barclays Bank PLC
6.750% 05/22/19	500,000	594,183

Bear Stearns Companies, Inc.
7.250% 02/01/18	750,000	913,601

Capital One Financial Corp.
5.500% 06/01/15	450,000	495,027

Citicorp Lease Pass-Through Trust
8.040% 12/15/19 (c)(f)	1,360,000	1,597,168

Commonwealth Bank of Australia
3.750% 10/15/14 (c)	350,000	374,050

Credit Suisse/New York NY
6.000% 02/15/18	550,000	607,401

Goldman Sachs Group, Inc.
5.350% 01/15/16	400,000	439,766

Keycorp
6.500% 05/14/13	420,000	460,295

Merrill Lynch & Co., Inc.
6.875% 04/25/18	750,000	841,272

Morgan Stanley
6.750% 04/15/11	310,000	319,294

Royal Bank of Scotland PLC
3.950% 09/21/15	500,000	505,228

Santander U.S. Debt SA Unipersonal
2.991% 10/07/13 (b)(c)	400,000	399,280

Wachovia Corp.
4.875% 02/15/14	650,000	694,565

Banks Total		8,741,251

Diversified Financial Services – 0.4%
ERAC USA Finance LLC
6.375% 10/15/17 (c)	340,000	395,265

General Electric Capital Corp.
5.000% 01/08/16	605,000	664,689

Lehman Brothers Holdings, Inc.
5.750% 07/18/11 (g)	750,000	165,937

Diversified Financial Services Total		1,225,891

	Par ($)	Value ($)
Insurance – 0.9%
Chubb Corp.
5.750% 05/15/18	375,000	433,979
CNA Financial Corp.
7.350% 11/15/19	350,000	393,516

Lincoln National Corp.
8.750% 07/01/19	285,000	366,613

MetLife, Inc.
6.817% 08/15/18	315,000	380,036

Principal Life Income Funding Trusts
5.300% 04/24/13	300,000	324,614

Prudential Financial, Inc.
6.100% 06/15/17	310,000	347,308

Transatlantic Holdings, Inc.
8.000% 11/30/39	350,000	364,667

UnitedHealth Group, Inc.
5.250% 03/15/11	376,000	383,146

Insurance Total		2,993,879

Real Estate Investment Trusts (REITs) – 0.3%
Duke Realty LP
8.250% 08/15/19	325,000	384,894

Kimco Realty Corp.
4.300% 02/01/18	325,000	329,328

Simon Property Group LP
6.750% 02/01/40	300,000	353,767

Real Estate Investment Trusts (REITs) Total		1,067,989

Financials Total		14,029,010

Industrials – 0.5%
Aerospace & Defense – 0.1%
United Technologies Corp.
5.375% 12/15/17	350,000	411,134

Aerospace & Defense Total		411,134

Miscellaneous Manufacturing – 0.2%
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	300,000	371,201

Tyco International Ltd./Tyco International Finance SA
7.000% 12/15/19	290,000	360,991

Miscellaneous Manufacturing Total		732,192

Transportation – 0.2%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	290,000	334,601

See Accompanying Notes to Financial Statements.

14

Columbia Liberty Fund

September 30, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Industrials (continued)
Canadian Pacific Railway Co.
4.450% 03/15/23	370,000	377,553

Transportation Total		712,154

Industrials Total		1,855,480

Technology – 0.2%
Networking Products – 0.1%
Cisco Systems, Inc.
4.950% 02/15/19	325,000	371,805

Networking Products Total		371,805

Software – 0.1%
Oracle Corp.
6.500% 04/15/38	325,000	403,695

Software Total		403,695

Technology Total		775,500

Utilities – 1.1%
Electric – 0.9%
Commonwealth Edison Co.
6.150% 09/15/17	350,000	414,620

Consolidated Edison Co. of New York
5.850% 03/15/36	345,000	393,016

Dominion Resources, Inc.
5.200% 08/15/19	360,000	411,662

Indiana Michigan Power Co.
5.650% 12/01/15	323,000	364,297

Nevada Power Co.
6.500% 08/01/18	175,000	211,749

Nisource Finance Corp.
6.400% 03/15/18	365,000	423,308

Pacific Gas & Electric Co.
5.800% 03/01/37	360,000	399,795

Progress Energy, Inc.
7.750% 03/01/31	325,000	429,034

Electric Total		3,047,481

Gas – 0.2%
Atmos Energy Corp.
6.350% 06/15/17	325,000	372,174

	Par ($)	Value ($)
Sempra Energy
6.500% 06/01/16	300,000	358,938

Gas Total		731,112

Utilities Total		3,778,593

Total Corporate Fixed-Income Bonds & Notes (cost of $31,649,340)		34,039,844

Government & Agency Obligations – 7.6%

Foreign Government Obligations – 0.5%
Province of Ontario
5.450% 04/27/16	700,000	826,212

Province of Quebec
4.625% 05/14/18	760,000	865,712

Foreign Government Obligations Total		1,691,924

U.S. Government Agencies – 1.2%
Federal Home Loan Bank
5.500% 08/13/14	2,055,000	2,394,864

Federal Home Loan Mortgage Corp.
3.125% 10/25/10	95,000	95,185
5.500% 08/23/17	1,285,000	1,552,497

U.S. Government Agencies Total		4,042,546

U.S. Government Obligations – 5.9%
U.S. Treasury Bonds
5.375% 02/15/31	6,496,000	8,363,600

U.S. Treasury Inflation Indexed Notes
3.000% 07/15/12	2,788,773	2,961,328

U.S. Treasury Notes
1.375% 10/15/12	5,170,000	5,266,938
2.375% 10/31/14	3,700,000	3,905,235

U.S. Government Obligations Total		20,497,101

Total Government & Agency Obligations (cost of $24,034,611)		26,231,571

Commercial Mortgage-Backed Securities – 5.4%
Bear Stearns Commercial Mortgage Securities, Inc.
4.804% 09/11/42	1,456,542	1,530,258
4.980% 02/11/41	462,525	489,788
5.882% 09/11/38 (10/01/10) (d)(e)	1,500,000	1,655,453

Credit Suisse First Boston Mortgage Securities Corp.
4.681% 04/15/37	433,096	451,545

See Accompanying Notes to Financial Statements.

15

Columbia Liberty Fund

September 30, 2010

Commercial Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
GE Capital Commercial Mortgage Corp.
4.819% 01/10/38	1,375,000	1,464,397

JPMorgan Chase Commercial Mortgage Securities Corp.
4.659% 07/15/42	433,935	457,054
5.201% 08/12/37 (10/01/10) (d)(e)	638,240	674,638
5.440% 06/12/47	2,040,000	2,138,305
5.447% 06/12/47	1,023,000	1,096,032
5.506% 12/12/44 (10/01/10) (d)(e)	1,157,372	1,243,957

LB-UBS Commercial Mortgage Trust
6.510% 12/15/26	664,951	665,878

Morgan Stanley Capital I
4.500% 06/15/40	384,550	387,467
5.325% 12/15/43	1,500,000	1,645,012
5.558% 03/12/44 (10/01/10) (d)(e)	2,800,000	3,060,002

Morgan Stanley Dean Witter Capital I
4.390% 09/15/37	549,845	556,687

NationsLink Funding Corp.
7.104% 01/22/26	760,641	836,212

Total Commercial Mortgage-Backed Securities (cost of $16,801,977)		18,352,685

Collateralized Mortgage Obligations – 1.5%
Agency – 1.3%
Federal Home Loan Mortgage Corp.
4.500% 08/15/28	373,338	386,809
5.500% 09/15/33	1,600,000	1,735,384

Federal National Mortgage Association
5.000% 12/25/15	95,318	95,307

Federal National Mortgage Association REMICS
4.350% 10/25/20	432,941	443,529
5.000% 12/25/16	525,000	539,140
5.000% 05/25/32	873,695	919,495

Government National Mortgage Association
4.000% 05/16/39	431,896	442,861

Agency Total		4,562,525

Non-Agency – 0.2%
Countrywide Alternative Loan Trust
5.500% 10/25/35	759,807	655,205

Non-agency Total		655,205

Total Collateralized Mortgage Obligations (cost of $5,276,401)		5,217,730

	Par ($)	Value ($)
Asset-Backed Securities – 0.8%
Franklin Auto Trust
5.360% 05/20/16	1,890,000	1,936,349

Green Tree Financial Corp.
6.870% 01/15/29	229,809	240,935

Harley-Davidson Motorcycle Trust
5.350% 03/15/13	643,048	653,317

Total Asset-Backed Securities (cost of $2,759,421)		2,830,601

Convertible Preferred Stocks – 0.4%
	Shares
Consumer Discretionary – 0.2%
Automobiles – 0.2%
Ford Motor Co. Capital Trust II, 6.500%	14,300	685,113

Automobiles Total		685,113

Consumer Discretionary Total		685,113

Financials – 0.2%
Commercial Banks – 0.1%
Fifth Third Bancorp., 8.500%	1,700	217,813

Commercial Banks Total		217,813

Diversified Financial Services – 0.1%
Citigroup, Inc., 7.500%	4,597	544,790

Diversified Financial Services Total		544,790

Financials Total		762,603

Total Convertible Preferred Stocks (cost of $1,393,270)		1,447,716

Convertible Bonds – 0.2%
	Par ($)
Industrials – 0.1%
Machinery – 0.1%
Navistar International Corp.
3.000% 10/15/14	180,000	202,275

Machinery Total		202,275

Industrials Total		202,275

See Accompanying Notes to Financial Statements.

16

Columbia Liberty Fund

September 30, 2010

Convertible Bonds – 0.2%

	Par ($)	Value ($)
Information Technology – 0.1%
Computers & Peripherals – 0.1%
EMC Corp.
1.750% 12/01/13	330,000	454,162

Computers & Peripherals Total		454,162

Information Technology Total		454,162

Total Convertible Bonds (cost of $630,872)		656,437

Preferred Stock – 0.2%
	Shares ($)
Energy – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Apache Corp., 6.000%	9,187	532,846

Oil, Gas & Consumable Fuels Total		532,846

Energy Total		532,846

Total Preferred Stock (cost of $479,631)		532,846

Short-Term Obligation – 4.3%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/10, due on 10/01/10, at 0.230%, collateralized by U.S. Government Agency obligations with various maturities to 04/15/14, market value $15,219,271 (repurchase proceeds $14,915,095)	14,915,000	14,915,000

Total Short-Term Obligation (cost of $14,915,000)		14,915,000

Total Investments – 100.5% (cost of $308,029,672)(h)		345,424,064

Other Assets & Liabilities, Net – (0.5)%		(1,666,923)

Net Assets – 100.0%		343,757,141

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Security purchased on a delayed delivery basis.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the value of these securities, which are not illiquid, amounted to $5,735,777, which represents 1.7% of net assets.

(d)	Parenthetical date represents the next interest rate reset date for the security.
(e)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2010.

(f)	Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At September 30, 2010, the value of these securities amounted $2,838,518, which represent 0.8% of net assets.

Security	Acquisition Date	Par	Acquisition Cost	Market Value
ANZ National International Ltd. 6.200% 07/19/13	04/27/2009- 05/19/2009	$450,000	$451,868	$500,121
Citicorp Lease Pass-Through Trust, 8.040% 12/15/19	01/06/2000- 04/12/2001	1,360,000	1,371,414	1,597,168
Miller Brewing Co., 5.500% 08/15/13	06/09/2009	316,000	450,971	347,503
Roche Holdings, Inc., 6.000% 03/01/19	07/30/2009	325,000	353,451	393,726

				$2,838,518

(g)	The issuer has filed for bankruptcy protection under Chapter 11. Income is not being accrued. At September 30, 2010, the value of this security amounted to $165,937, which represents less than 0.1% of net assets.

(h)	Cost for federal income tax purposes is $309,221,950.

Investments in affiliates during the six months ended September 30, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc. 6.050% 08/15/12	$774,304	$—	$—	$3,655	$—

As of May 1, 2010, this company was no longer an affiliate of the fund. The above table reflects activity for the period from April 1, 2010 through April 30, 2010.

The following table summarizes the inputs used, as of September 30, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$19,627,616	$6,728,493	$—	$26,356,109
Consumer Staples	15,464,598	4,747,979	—	20,212,577
Energy	18,159,642	2,292,727	—	20,452,369
Financials	27,376,490	6,190,589	—	33,567,079
Health Care	20,221,664	2,364,781	—	22,586,445
Industrials	22,075,383	6,776,743	—	28,852,126
Information Technology	33,126,589	2,933,671	—	36,060,260
Materials	5,781,391	2,301,164	—	8,082,555
Telecommunication Services	3,739,883	766,889	—	4,506,772
Utilities	6,582,901	—	—	6,582,901

Total Common Stocks	172,156,157	35,103,036	—	207,259,193

Total Mortgage-Backed Securities	1,234,117	32,706,324	—	33,940,441

Total Corporate Fixed-Income Bonds & Notes	—	34,039,844	—	34,039,844

See Accompanying Notes to Financial Statements.

17

Columbia Liberty Fund

September 30, 2010

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Government & Agency Obligations
Foreign Government Obligations	$—	$1,691,924	$—	$1,691,924
U.S. Government Agencies	—	4,042,546	—	4,042,546
U.S. Government Obligations	—	20,497,101	—	20,497,101

Total Government & Agency Obligations	—	26,231,571	—	26,231,571

Total Commercial Mortgage-Backed Securities	—	18,352,685	—	18,352,685

Total Collateralized Mortgage Obligations	—	5,217,730	—	5,217,730

Total Asset-Backed Securities	—	2,830,601	—	2,830,601

Convertible Preferred Stock
Energy	532,846	—	—	532,846
Financials	544,790	217,813	—	762,603
Consumer Discretionary	685,113	—	—	685,113

Total Convertible Preferred Stock	1,762,749	217,813	—	1,980,562

Total Convertible Bonds	—	656,437	—	656,437

Total Short-Term Obligation	—	14,915,000	—	14,915,000

Total Investments	175,153,023	170,271,041	—	345,424,064

Unrealized Appreciation on Futures Contracts	238,798	—	—	238,798
Unrealized Depreciation on Futures Contracts	(75,495)	—	—	(75,495)

Total	$175,316,326	$170,271,041	$—	$345,587,367

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no significant transfers of financial assets between Levels 1 and 2 during the period.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At September 30, 2010, the Fund held the following open long futures contracts:

Equity Risk
Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	24	$6,820,200	$6,581,402	Dec-2010	$238,798

At September 30, 2010, the Fund held the following open short futures contracts:

Interest Rate Risk
Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
5-Year U.S. Treasury Notes	61	$7,372,898	$7,297,403	Dec-2010	$(75,495)

As of September 30, 2010, cash of $1,215,000 was pledged as collateral for open futures contracts.

At September 30, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	60.3
Mortgage-Backed Securities	9.9
Corporate Fixed-Income Bonds & Notes	9.9
Government & Agency Obligations	7.6
Commercial Mortgage-Backed Securities	5.4
Collateralized Mortgage Obligations	1.5
Asset-Backed Securities	0.8
Convertible Preferred Stocks	0.4
Convertible Bonds	0.2
Preferred Stock	0.2

96.2
Short-Term Obligation	4.3
Other Assets & Liabilities, Net	(0.5)

100.0

Acronym	Name
ADR	American Depositary Receipt
REMICS	Real Estate Mortgage Investment Conduits
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

18

Statement of Assets and Liabilities – Columbia Liberty Fund

September 30, 2010

		($)
Assets	Investments, at identified cost	308,029,672

	Investments, at value	345,424,064
	Cash	210,269
	Foreign currency (cost of $27,045)	27,557
	Cash collateral for open futures contracts	1,215,000
	Receivable for:
	Investments sold	2,876,819
	Fund shares sold	17,290
	Dividends	289,119
	Interest	801,649
	Foreign tax reclaims	63,606
	Trustees’ deferred compensation plan	90,368
	Prepaid expenses	5,172

	Total Assets	351,020,913

Liabilities	Payable for:
	Investments purchased	207,610
	Investments purchased on a delayed delivery basis	5,702,400
	Fund shares repurchased	745,997
	Futures variation margin	26,664
	Foreign capital gains taxes withheld	67,103
	Investment advisory fee	153,899
	Pricing and bookkeeping fees	10,545
	Transfer agent fee	71,471
	Trustees’ fees	733
	Audit fee	50,546
	Custody fee	22,602
	Distribution and service fees	74,667
	Chief compliance officer expenses	284
	Trustees’ deferred compensation plan	90,368
	Other liabilities	38,883

	Total Liabilities	7,263,772

	Net Assets	343,757,141

Net Assets Consist of	Paid-in capital	366,037,715
	Undistributed net investment income	233,573
	Accumulated net realized loss	(60,013,262)
	Net unrealized appreciation (depreciation) on:
	Investments	37,394,392
	Foreign currency translations	8,523
	Futures contracts	163,303
	Foreign capital gains tax	(67,103)

	Net Assets	343,757,141

See Accompanying Notes to Financial Statements.

19

Statement of Assets and Liabilities (continued) – Columbia Liberty Fund

September 30, 2010

Class A	Net assets	$331,372,155
	Shares outstanding	44,075,422
	Net asset value per share	$7.52	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($7.52/0.9425)	$7.98	(b)

Class B	Net assets	$7,269,035
	Shares outstanding	962,488
	Net asset value and offering price per share	$7.55	(a)

Class C	Net assets	$4,098,967
	Shares outstanding	544,245
	Net asset value and offering price per share	$7.53	(a)

Class Z	Net assets	$1,016,984
	Shares outstanding	125,460
	Net asset value, offering and redemption price per share	$8.11

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

20

Statement of Operations – Columbia Liberty Fund

For the Year Ended September 30, 2010

		($)
Investment Income	Dividends	3,648,939
	Interest	6,258,767
	Interest from affiliates	3,655
	Foreign taxes withheld	(61,918)

	Total Investment Income	9,849,443

Expenses	Investment advisory fee	1,952,405
	Distribution fee:
	Class B	71,097
	Class C	31,205
	Service fee:
	Class A	820,422
	Class B	22,808
	Class C	10,026
	Transfer agent fee	611,477
	Pricing and bookkeeping fees	117,102
	Trustees’ fees	31,228
	Custody fee	136,934
	Chief compliance officer expenses	1,128
	Other expenses	288,317

	Total Expenses	4,094,149
	Expense reductions	(813)

	Net Expenses	4,093,336

	Net Investment Income	5,756,107

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency and Foreign Capital Gains Tax	Net realized gain (loss) on:
	Investments	21,897,291
	Foreign currency transactions	(27,617)
	Futures contracts	50,027

	Net realized gain	21,919,701

	Net change in unrealized appreciation (depreciation) on:
	Investments	1,325,945
	Foreign currency translations	3,386
	Futures contracts	124,685
	Foreign capital gains tax	3,490

	Net change in unrealized appreciation (depreciation)	1,457,506

	Net Gain	23,377,207

	Net Increase Resulting from Operations	29,133,314

See Accompanying Notes to Financial Statements.

21

Statement of Changes in Net Assets – Columbia Liberty Fund

		Year Ended September 30,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	5,756,107	7,892,596
	Net realized gain (loss) on investments, futures contracts and foreign currency transactions	21,919,701	(66,041,687)
	Net change in unrealized appreciation (depreciation) on investments, futures contracts, foreign currency translations and foreign capital gains tax	1,457,506	53,611,790

	Net increase (decrease) resulting from operations	29,133,314	(4,537,301)

Distributions to Shareholders	From net investment income:
	Class A	(6,227,412)	(7,937,444)
	Class B	(101,531)	(263,578)
	Class C	(45,346)	(62,787)
	Class Z	(18,498)	(19,444)

	Total distributions to shareholders	(6,392,787)	(8,283,253)

	Net Capital Stock Transactions	(45,040,768)	(44,655,167)
	Increase from regulatory settlements	20,589	—

	Total decrease in net assets	(22,279,652)	(57,475,721)

Net Assets	Beginning of period	366,036,793	423,512,514
	End of period	343,757,141	366,036,793
	Undistributed net investment income at end of period	233,573	376,153

See Accompanying Notes to Financial Statements.

22

Statement of Changes in Net Assets (continued) – Columbia Liberty Fund

	Capital Stock Activity
	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	860,116	6,299,617	1,615,185	9,816,547
Distributions reinvested	769,837	5,643,740	1,176,047	7,279,444
Redemptions	(7,040,195)	(51,270,536)	(8,541,579)	(52,173,187)

Net decrease	(5,410,242)	(39,327,179)	(5,750,347)	(35,077,196)

Class B
Subscriptions	18,126	134,142	82,928	496,044
Distributions reinvested	12,714	93,244	41,084	251,924
Redemptions	(757,471)	(5,577,072)	(1,730,218)	(10,553,453)

Net decrease	(726,631)	(5,349,686)	(1,606,206)	(9,805,485)

Class C
Subscriptions	44,504	324,424	121,898	763,588
Distributions reinvested	5,699	41,772	9,606	59,444
Redemptions	(107,212)	(780,241)	(104,380)	(644,439)

Net increase (decrease)	(57,009)	(414,045)	27,124	178,593

Class Z
Subscriptions	16,926	132,528	23,681	151,192
Distributions reinvested	2,171	17,177	2,750	18,379
Redemptions	(12,554)	(99,563)	(17,473)	(120,650)

Net increase	6,543	50,142	8,958	48,921

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.05		$7.15		$9.63		$8.79		$8.36

Income from Investment Operations:
Net investment income (a)	0.12		0.15		0.18		0.19		0.18
Net realized and unrealized gain (loss) on investment, foreign currency, futures contracts, foreign capital gains tax and written options	0.48		(0.10)		(1.53)		1.12		0.44

Total from investment operations	0.60		0.05		(1.35)		1.31		0.62

Less Distributions to Shareholders:
From net investment income	(0.13)		(0.15)		(0.20)		(0.21)		(0.19)
From net realized gains	—		—		(0.93)		(0.26)		—

Total distributions to shareholders	(0.13)		(0.15)		(1.13)		(0.47)		(0.19)

Increase from regulatory settlements	—	(b)	—		—		—		—

Net Asset Value, End of Period	$7.52		$7.05		$7.15		$9.63		$8.79
Total return (c)	8.63%		1.07	%(d)	(15.83)%		15.29%		7.47	%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.12	%(g)	1.16	%(g)	1.03	%(h)	1.04	%(g)	1.03	%(g)
Interest expense	—		—		—	%(i)	—		—
Net expenses	1.12	%(g)	1.16	%(g)	1.03	%(h)	1.04	%(g)	1.03	%(g)
Waiver/Reimbursement	—		—		—		—		0.01%
Net investment income	1.65	%(g)	2.36	%(g)	2.18	%(h)	2.06	%(g)	2.07	%(g)
Portfolio turnover rate	96%		105%		88%		106%		98%
Net assets, end of period (000s)	$331,372		$348,922		$394,884		$532,413		$514,826

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.08		$7.18		$9.62		$8.78		$8.36

Income from Investment Operations:
Net investment income (a)	0.06		0.10		0.12		0.12		0.11
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.49		(0.09)		(1.54)		1.12		0.43

Total from investment operations	0.55		0.01		(1.42)		1.24		0.54

Less Distributions to Shareholders:
From net investment income	(0.08)		(0.11)		(0.09)		(0.14)		(0.12)
From net realized gains	—		—		(0.93)		(0.26)		—

Total distributions to shareholders	(0.08)		(0.11)		(1.02)		(0.40)		(0.12)

Increase from regulatory settlements	—	(b)	—		—		—		—

Net Asset Value, End of Period	$7.55		$7.08		$7.18		$9.62		$8.78
Total return (c)	7.80%		0.32	%(d)	(16.51)%		14.46%		6.55	%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.87	%(g)	1.91	%(g)	1.78	%(h)	1.79	%(g)	1.78	%(g)
Interest expense	—		—		—	%(i)	—		—
Net expenses	1.87	%(g)	1.91	%(g)	1.78	%(h)	1.79	%(g)	1.78	%(g)
Waiver/Reimbursement	—		—		—		—		0.01%
Net investment income	0.88	%(g)	1.67	%(g)	1.39	%(h)	1.28	%(g)	1.31	%(g)
Portfolio turnover rate	96%		105%		88%		106%		98%
Net assets, end of period (000s)	$7,269		$11,965		$23,672		$51,229		$85,766

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.06		$7.16		$9.59		$8.76		$8.34

Income from Investment Operations:
Net investment income (a)	0.07		0.10		0.12		0.12		0.11
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.48		(0.09)		(1.53)		1.11		0.43

Total from investment operations	0.55		0.01		(1.41)		1.23		0.54

Less Distributions to Shareholders:
From net investment income	(0.08)		(0.11)		(0.09)		(0.14)		(0.12)
From net realized gains	—		—		(0.93)		(0.26)		—

Total distributions to shareholders	(0.08)		(0.11)		(1.02)		(0.40)		(0.12)

Increase from regulatory settlements	—	(b)	—		—		—		—

Net Asset Value, End of Period	$7.53		$7.06		$7.16		$9.59		$8.76
Total return (c)	7.82%		0.33	%(d)	(16.46)%		14.38%		6.56	%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.87	%(g)	1.91	%(g)	1.78	%(h)	1.79	%(g)	1.78	%(g)
Interest expense	—		—		—	%(i)	—		—
Net expenses	1.87	%(g)	1.91	%(g)	1.78	%(h)	1.79	%(g)	1.78	%(g)
Waiver/Reimbursement	—		—		—		—		0.01%
Net investment income	0.90	%(g)	1.60	%(g)	1.43	%(h)	1.31	%(g)	1.31	%(g)
Portfolio turnover rate	96%		105%		88%		106%		98%
Net assets, end of period (000s)	$4,099		$4,247		$4,112		$5,447		$5,076

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

26

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.59		$7.68		$10.28		$9.34		$8.88

Income from Investment Operations:
Net investment income (a)	0.15		0.17		0.22		0.22		0.21
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.52		(0.09)		(1.65)		1.21		0.46

Total from investment operations	0.67		0.08		(1.43)		1.43		0.67

Less Distributions to Shareholders:
From net investment income	(0.15)		(0.17)		(0.24)		(0.23)		(0.21)
From net realized gains	—		—		(0.93)		(0.26)		—

Total distributions to shareholders	(0.15)		(0.17)		(1.17)		(0.49)		(0.21)

Increase from regulatory settlements	—	(b)	—		—		—		—

Net Asset Value, End of Period	$8.11		$7.59		$7.68		$10.28		$9.34
Total return (c)	8.92%		1.35	%(d)	(15.67)%		15.72%		7.60	%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.88	%(g)	0.92	%(g)	0.79	%(h)	0.80	%(g)	0.79	%(g)
Interest expense	—		—		—	%(i)	—		—
Net expenses	0.88	%(g)	0.92	%(g)	0.79	%(h)	0.80	%(g)	0.79	%(g)
Waiver/Reimbursement	—		—		—		—		0.01%
Net investment income	1.90	%(g)	2.58	%(g)	2.44	%(h)	2.29	%(g)	2.34	%(g)
Portfolio turnover rate	96%		105%		88%		106%		98%
Net assets, end of period (000s)	$1,017		$903		$845		$856		$1,175

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

27

Notes to Financial Statements – Columbia Liberty Fund

September 30, 2010

Note 1. Organization

Columbia Liberty Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a maximum contingent deferred sales charge (“CDSC”) of 1.00% based upon the holding period after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and, except as noted in Note 12, noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

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Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update (the “amendment”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and requires disclosure of the reason(s) for significant transfers. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 roll forward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

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September 30, 2010

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (“TIPS”). The principal amount of TIPS is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statement of Operations.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and as an increase to the cost basis of such securities.

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Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution or available capital loss carryforwards under income tax regulations.

For the year ended September 30, 2010, permanent book and tax basis differences resulting primarily from differing treatments for paydown reclassifications, foreign currency transactions, market discount reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$494,100	$(473,511)	$(20,589)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

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Columbia Liberty Fund

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The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	September 30, 2010	September 30, 2009
Distributions paid from:
Ordinary Income*	$6,392,787	$8,283,253

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of September 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$451,997	$—	$36,202,114

*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at September 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$41,050,133
Unrealized depreciation	(4,848,019)

Net unrealized appreciation	$36,202,114

The following capital loss carryforward may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$25,018,329
2018	33,715,527

Total	$58,733,856

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. (“Ameriprise Financial”) acquired a portion of the asset management business of Columbia Management Group, LLC (the “Transaction”), including the business of managing the Fund. In connection with the closing of the Transaction (the “Closing”), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the “New Advisor”). The New Advisor receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.55%
$1 billion to $1.5 billion	0.50%
Over $1.5 billion	0.45%

Prior to the Closing, Columbia Management Advisors, LLC (“Columbia”), an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provided investment advisory, administrative and other services to the Fund under the same fee structure.

For the year ended September 30, 2010, the Fund’s effective investment advisory fee rate was 0.55% of the Fund’s average daily net assets.

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Columbia Liberty Fund

September 30, 2010

Sub-Advisory Fee

Nordea Investment Management North America, Inc. (“NIMNAI”) has been retained by the New Advisor to serve as the investment sub-advisor and to manage a portion of the Fund’s assets. As the sub-advisor, and subject to the oversight of the New Advisor and the Fund’s Board of Trustees, NIMNAI is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. The New Advisor, from the investment advisory fee it receives, pays NIMNAI a monthly sub-advisory fee.

Prior to the Closing, NIMNAI provided sub-advisory services to the Fund under the same fee structure in accordance with an agreement with Columbia. Effective October 22, 2010, NIMNAI will no longer serve as the investment sub-advisor to the Fund.

Administration Fee

Effective upon the Closing, the New Advisor became the administrator of the Fund under a new Administrative Services Agreement (the “Administrative Agreement”). Under the Administrative Agreement, the New Advisor provides administrative and other services to the Fund, including services previously performed under the Pricing and Bookkeeping Oversight and Services Agreement discussed below. The New Advisor does not receive a fee for its services under the Administrative Agreement. Prior to the Closing, Columbia provided administrative services to the Fund as discussed in the Investment Advisory Fee note above.

Pricing and Bookkeeping Fees

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia in the performance of services under the Services Agreement. These services are now provided under the Administrative Agreement discussed above.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the “New Transfer Agent”). The New Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The New Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts, which are intended to reimburse the New Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The New Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The New Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the New Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the New Transfer Agent maintains in connection

33

Columbia Liberty Fund

September 30, 2010

with its services to the Fund. The New Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to the Closing, Columbia Management Services, Inc. an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with BFDS to serve as sub-transfer agent, under the same fee structure.

For the year ended September 30, 2010, the Fund’s effective transfer agent fee rate for each class was 0.17% of the Fund’s average daily net assets.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended September 30, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the “New Distributor”).

For the year ended September 30, 2010, initial sales charges paid by shareholders on the purchase of Class A shares amounted to $8,849 and net CDSC fees paid by shareholders on certain redemptions of Class A, Class B and Class C shares amounted to $225, $7,789 and $527, respectively.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) for Class A, Class B and Class C shares, which require the payment of a monthly service fee to the New Distributor. The annual service fee portion of the Plans may equal up to 0.15% net assets attributable to shares issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% annual rates. For the year ended September 30, 2010, the Class A, Class B and Class C shares’ effective service fee rate was 0.24%.

The Plans also require the payment of a monthly distribution fee to the New Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the New Distributor for amounts paid by the New Distributor to dealers who sold such shares.

Prior to the Closing, Columbia Management Distributors, Inc., an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund’s shares. There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Fee Waivers and Expense Reimbursements

Effective May 1, 2010, the New Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.95% of the Fund’s average daily net assets on an annualized basis. This arrangement may be modified or terminated by the New Advisor at any time. Prior to May 1, 2010, Columbia voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) after giving effect to any balance credits from the Fund’s custodian, did not exceed 0.95% of the Fund’s average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

In connection with the Closing, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the

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expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year. Prior to the Closing, the Fund paid its pro-rata share of the expenses for the Chief Compliance Officer under the same fee structure.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other Related Party Transactions

Prior to the Closing, the Fund used one or more brokers that were affiliates of BOA in connection with the purchase and sale of its securities. Total brokerage commissions paid to affiliated brokers for the period prior to the Closing were $270.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended September 30, 2010, these custody credits reduced total expenses by $813 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Interest rate risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following provides more detailed information about the derivative type held by the Fund:

Futures Contracts — The Fund entered into U.S. Treasury Note futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include, among these: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by the Fund’s investment advisor. In addition, upon entering into index futures contracts, the Fund bears risks which may include securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

35

Columbia Liberty Fund

September 30, 2010

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended September 30, 2010, the Fund entered into 677 futures contracts.

The following table is a summary of the value of the Fund’s derivative instruments as of September 30, 2010.

Fair Value of Derivative Instruments
Statement of Assets and Liabilities
Asset	Fair Value	Liability	Fair Value
		Futures variation margin	$26,664*

*	Includes only the current day’s variation margin.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended September 30, 2010.

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate/Equity	$50,027	$124,685

Note 7. Portfolio Information

For the year ended September 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $325,226,790 and $367,710,603, respectively, of which $79,440,241 and $80,721,005, respectively, were U.S. Government securities.

Note 8. Regulatory Settlements

During the year ended September 30, 2010, the Fund received payments totaling $20,589 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended September 30, 2010, the Fund did not borrow under these arrangements.

Note 10. Shareholder Concentration

As of September 30, 2010, one shareholder account owned 15.3% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

36

Columbia Liberty Fund

September 30, 2010

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain

37

Columbia Liberty Fund

September 30, 2010

an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 12. Subsequent Events

The Board of Trustees has approved a proposal to merge the Fund into Columbia LifeGoal Balanced Growth Portfolio. Shareholders of the Fund will vote on the proposed merger at a Special Meeting of Shareholders scheduled to be held during the first half of 2011.

Effective October 22, 2010, the Fund transitioned to a fund-of-fund structure, which means the Fund will seek to achieve its objective by investing primarily in shares of mutual funds managed by the New Advisor or its affiliates (Columbia Funds). The Fund may also invest in exchange- traded funds and third party-advised funds, equity and fixed income securities, including Treasury inflation protected securities, and other instruments such as derivatives.

Effective October 22, 2010, the New Advisor has contractually agreed to waive a portion of its advisory fee through January 31, 2012 so that the effective advisory fee rate will be a blend of (i) 0.00% on assets invested in other Columbia Funds, exchange-traded funds or third party mutual funds, and (ii) 0.55% on other assets.

In addition, effective October 22, 2010, the New Advisor has contractually agreed to reimburse a portion of the Fund’s expenses, through January 31, 2012, so that the Fund’s ordinary operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses, acquired fund fees and expenses and certain advisory fees, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rates of 0.51%, 1.26%, 1.26% and 0.27% of the Fund’s average daily net assets attributable to Class A, Class B, Class C and Class Z shares, respectively.

Effective October 14, 2010, the line of credit disclosed in Note 9 was extended. Interest on the $280,000,000 committed, unsecured revolving line of credit provided by State Street will continue to be charged at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. The commitment fee has been decreased from 0.15% per annum to 0.125% per annum and will continue to be accrued and apportioned among the participating funds pro rata based on their relative net assets.

38

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Liberty Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Liberty Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 19, 2010

39

Federal Income Tax Information (Unaudited) – Columbia Liberty Fund

For non-corporate shareholders, 54.57%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2010 may represent qualified dividend income.

43.37% of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2010 qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2011, of the amounts used in preparing 2010 income tax return.

40

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 64; Mrs. Fields

Original Cookies, Inc. (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 64; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); The Helios Funds (exchange-traded funds); and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 64; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 64; None

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 64; None

41

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 64; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 64; None

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 64; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 64; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

42

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer[1] (born 1940)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 64; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

Mr. Mayer may technically be an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for, engage in principal transactions with or distribute shares of a Fund or other funds or accounts advised/managed by the Advisor or any sub-advisor to a Fund.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

43

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

44

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (born 1958)
One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (born 1959)
100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (born 1957)
One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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48

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Liberty Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

49

Columbia Liberty Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1396 A (11/10)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John D. Collins, Douglas A. Hacker, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Collins, Mr. Hacker, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2010 and September 30, 2009 are approximately as follows:

2010	2009
$238,500	$241,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Audit fees in fiscal year 2009 also include fees for the review of and provision of consent in connection with filing Form N-1A for a new share class.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended September 30, 2010 and September 30, 2009 are approximately as follows:

2010	2009
$32,200	$32,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2010 and 2009, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended September 30, 2010 and September 30,  2009, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended September 30, 2010 and September 30, 2009 are approximately as follows:

2010	2009
$37,300	$27,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2010 also includes tax fees for assistance with foreign tax filings.

During the fiscal years ended September 30, 2010 and September 30, 2009, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended September 30, 2010 and September 30, 2009 are approximately as follows:

2010	2009
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended September 30, 2010 and September 30, 2009 are approximately as follows:

2010	2009
$999,300	$891,900

In both fiscal years 2010 and 2009, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business and fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended September 30, 2010 and September 30, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2010 and September 30, 2009 are approximately as follows:

2010	2009
$1,068,800	$951,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	November 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President

Date	November 19, 2010

By (Signature and Title)	/s/Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	November 19, 2010